UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240 14a-12

ETHZILLA CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

DATED AUGUST 26, 2025

2875 South Ocean Blvd., Suite 200

Palm Beach, Florida 33480

__________, 2025

To Our Stockholders:

The Board of Directors (“Board”) and officers of ETHZilla Corporation, a Delaware corporation (the “Company”), join us in extending to you a cordial invitation to attend a virtual special meeting of stockholders, which we refer to as the Special Meeting or the Meeting, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	October 7, 2025
Time:	9:00 am Pacific Time
Virtual Meeting Site: https://edge.media-server.com/mmc/go/ethz2025SGM

You will not be able to attend the Special Meeting physically. The Special Meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the Special Meeting via the Internet by logging in at https://edge.media-server.com/mmc/go/ethz2025SGM, with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the Special Meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the Special Meeting with your Request ID.

The Notice of Special Meeting (“the “Notice”) and Proxy Statement (the “Proxy Statement”), is also available at https://www.iproxydirect.com/ethz or https://edge.media-server.com/mmc/go/ethz2025SGM. This website also includes copies of our Annual Report on Form 10-K for the year ended December 31, 2024, which we refer to as the annual report. Stockholders may also request a copy of the Proxy Statement and our annual report by contacting our main office at (650) 507-0669.

In connection with the Special Meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying Proxy Statement. Whether or not you plan to attend the Special Meeting, we urge you to read the Proxy Statement (and any documents incorporated into the Proxy Statement by reference) and consider such information carefully before voting. The Proxy Statement describes the business to be considered and acted upon by the stockholders at the Special Meeting. Please review these materials and vote your shares.

Your vote is very important. Even if you plan to attend the Special Meeting virtually, if you are a holder of record of voting stock please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the Special Meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by mail, Internet or telephone.

Our Board encourages your participation in the Company’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Proxy Statement. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Blair Jordan
Blair Jordan
Chief Executive Officer and Director

Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/ethz or https://edge.media-server.com/mmc/go/ethz2025SGM. Stockholders may also vote prior to the meeting at https://www.iproxydirect.com/ethz.

ETHZILLA CORPORATION
2875 South Ocean Blvd., Suite 200

Palm Beach, Florida 33480

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 7, 2025

To the Stockholders of ETHZilla Corporation:

We are pleased to provide you notice of, and to invite you to attend, a Special Meeting of the stockholders of ETHZilla Corporation, a Delaware corporation (“ETHZilla”, the “Company”, “we” and “us”), which will be held on October 7, 2025, at 9:00 am, Pacific Time (subject to postponement(s) or adjournment(s) thereof), which we refer to as the Special Meeting, or the “Meeting”. The meeting will be held virtually via live audio webcast at https://edge.media-server.com/mmc/go/ethz2025SGM. See also “Instructions For The Virtual Special Meeting”, beginning on page 1. The Special Meeting is being held for the following purposes:

1.	To elect one Class I director to the Board to serve a term expiring at the Annual Meeting of stockholders to be held in 2027 and until such director’s successor has been elected and qualified, or until such director’s resignation or removal. The Board has nominated Jason New to serve as a Class I director and recommends that you vote “FOR” the election of Jason New to serve as a Class I director (the “Director Proposal”).

2.	To approve the adoption of the ETHZilla Corporation 2025 Omnibus Incentive Plan. The Board recommends that you approve and ratify the ETHZilla Corporation 2025 Omnibus Incentive Plan (the “Omnibus Plan Proposal”).

3.	To approve the adoption of the ETHZilla Corporation 2025 Supplemental Option Incentive Plan. The Board recommends that you approve and ratify the ETHZilla Corporation 2025 Supplemental Option Incentive Plan (the “2025 Supplemental Plan Proposal”).

4.	To approve the adoption of the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan. The Board recommends that you approve and ratify the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan (the “Second 2025 Supplemental Plan Proposal”).

5.	To approve for purposes of complying with Section 5635(d) of the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC, the issuance of shares of the Company’s common stock underlying senior secured convertible notes issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated August 8, 2025 (the “Securities Purchase Agreement”), between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of such senior secured convertible notes (the “CN Nasdaq 20% Cap Removal Proposal”). The Board unanimously recommends that the stockholders vote “FOR” the approval of the CN Nasdaq 20% Cap Removal Proposal.

6.	To approve an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock, par value $0.0001 per share (the “common stock”) from one billion (1,000,000,000) shares to five billion (5,000,000,000) shares. The Board recommends that you approve an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from one billion (1,000,000,000) shares to five billion (5,000,000,000) shares (the “Authorized Shares Increase Proposal”).

7.	To approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation to remove obsolete provisions and make certain other clarifying, technical and conforming changes. The Board unanimously recommends that the stockholders vote “FOR” the approval of the Clean-Up Amendment Proposal.

8.	To approve the adjournment of the Special Meeting, if necessary. The Board recommends that you approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Director Proposal, the Omnibus Plan Proposal, the 2025 Supplemental Plan Proposal, the Second 2025 Supplemental Plan Proposal, the CN Nasdaq 20% Cap Removal Proposal, the Authorized Share Increase Proposal and/or the Clean-Up Amendment Proposal.

9.	To transact such other business as may properly come before the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the Special Meeting. Our Board has fixed the close of business on August 20, 2025, as the record date for determining those stockholders entitled to vote at the Special Meeting and any adjournment or postponement thereof. Accordingly, only common stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

We cordially invite you to attend the Special Meeting. However, to ensure your representation at the Special Meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the Proxy Statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed Proxy Statement is first being mailed to stockholders on or about , 2025, and is also available at https://www.iproxydirect.com/ethz or https://edge.media-server.com/mmc/go/ethz2025SGM. This website also includes our Annual Report on Form 10-K for the year ended December 31, 2024, which we refer to as the 2024 Annual Report. Stockholders may also request a copy of the Proxy Statement and our annual report by contacting our main office at (650) 507-0669.

Even if you plan to attend the Special Meeting virtually, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend.

If you have any questions or require any assistance with voting your shares, please contact our proxy agent, Equiniti Trust Company at (919) 481-4000, or 1-866-752-VOTE (8683).

By Order of the Board:

/s/ Blair Jordan
Blair Jordan
Chief Executive Officer and Director

Palm Beach, Florida
, 2025

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

i

Proposal 5 Approval of the CN Nasdaq 20% Cap Removal Proposal	81
General	81
General Terms of the Convertible Notes	81
Conversion	81
Exchange Cap	82
Why does the Company need Stockholder Approval?	82
What is the Effect on Current Stockholders if the CN Nasdaq 20% Cap Removal Proposal is Approved?	82
Effect of Elimination of Exchange Cap	83
What is the Effect on Current Stockholders if the CN Nasdaq 20% Cap Removal Proposal is not Approved?	83
Repayment of the Convertible Notes in Cash	83
Potential Future Dilution	83
Obligation to Continue to Seek Approval	83
Where can I find more information regarding the Convertible Notes?	84
Required Vote of Stockholders	84
Recommendation of the Board	84
Proposal 6 Approval of an Amendment to Our Second Amended and Restated Certificate of Incorporation to Increase the Company’s Authorized Number of Shares of Common Stock From One Billion (1,000,000,000) to Five Billion (5,000,000,000)	85
General	85
Reasons for the Amendment	85
Summary Table of Potential Effects of Authorized Share Increase	86
No Dissenters’ Rights	87
Effective Time and Implementation of the Authorized Shares Increase Amendment	87
Vote Required	87
Board Recommendation	87
Proposal 7 Approval Of Amendments to the Company’s Second Amended and Restated Certificate of Incorporation to Remove Obsolete Provisions and to Make Certain Other Clarifying, Technical and Conforming Changes	88
General	88
No Dissenters’ Rights	88
Effective Time and Implementation of the Clean-Up Amendment	88
Vote Required	88
Board Recommendation	88
Proposal 8 Adjournment of the Special Meeting to Solicit Additional Proxies	89
Overview	89
Vote Required	89
Board Recommendation	89
Other Matters	90
Annual Report	90
Additional Filings	90
Other Matters to be Presented at the Special Meeting	90
Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:	91
Incorporation by Reference	91
Company Contact Information	91

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

DATED AUGUST 26, 2025

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

General Information

ETHZilla Corporation (“we,” “us”, “our” or the “Company”) has provided these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our Special Meeting of stockholders, which we refer to as our Special Meeting, or the “Meeting”, on October 7, 2025 at 9:00 am, Pacific time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://edge.media-server.com/mmc/go/ethz2025SGM. See also “Instructions For The Virtual Special Meeting”, beginning on page 1.

These materials were first sent or given to stockholders on or about , 2025. You are invited to attend the Special Meeting online and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 31, 2025 (the “2024 Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the Special Meeting.

Instructions For The Virtual Special Meeting

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://edge.media-server.com/mmc/go/ethz2025SGM and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

We recommend you check in/log in to the Special Meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions During the Special Meeting

You may submit a question at any time during the meeting by following the instructions provided in the meeting portal at the address described above. The Chairperson of the meeting has broad authority to conduct the Special Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Special Meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairperson of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairperson believes, in his or her discretion, should not be addressed at the Special Meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Special Meeting if you were a stockholder of record as of the close of business on August 20, 2025 (the “Record Date”).

At the close of business on the Record Date, there were (a) 164,447,345 shares of our common stock outstanding; and (b) no shares Preferred Stock outstanding.

The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of 164,447,345 total voting shares as of the Record Date.

In order for us to satisfy our quorum requirements, the holders of at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our Special Meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “for” Proposals 1, 2, 3, 4, 5, 6, 7 and 8, or otherwise determined by the proxies.

The only matters that we expect to be presented at our Special Meeting are set forth in the notice of Special Meeting. If any other matters properly come before our Special Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual Special Meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). NYSE rules allow brokers, banks and other nominees to vote shares on certain “routine” matters for which their customers do not provide voting instructions. We believe that only Proposal 6 is a “routine” proposal (see also “Voting Requirements for Each of the Proposals”, below). Therefore, if you do not instruct your broker, bank and other nominee how to vote, your broker, bank and other nominee will have discretionary authority to vote your shares on Proposal 6. A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

The presence of a stockholder at our Special Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the Special Meeting to the Corporate Secretary, ETHZilla Corporation, 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our Special Meeting or by submitting a later dated proxy by the Internet, fax or telephone prior to the Special Meeting; or

●	attending our Special Meeting and voting by following the instructions available on the meeting website during the meeting.

Meeting Time and Location: Virtual Special Meeting

Attendance at the Special Meeting is limited to holders of record of our common stock at the close of business on the record date, August 20, 2025, and our guests. You will be asked to provide your control number in order to be admitted into the Special Meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Special Meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Equiniti Trust Company at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the Special Meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairperson of the meeting has broad responsibility and legal authority to conduct the Special Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairperson may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on the agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Election of one Class I Director	Plurality of Votes Cast	No
2	The Omnibus Plan Proposal	Affirmative vote of a majority of the votes cast and entitled to vote on the proposal	No
3	The 2025 Supplemental Plan Proposal	Affirmative vote of a majority of the votes cast and entitled to vote on the proposal	No
4	The Second 2025 Supplemental Plan Proposal	Affirmative vote of a majority of the votes cast and entitled to vote on the proposal	No
5	CN Nasdaq 20% Cap Removal Proposal	Affirmative vote of a majority of the votes cast and entitled to vote on the proposal	No
6	Authorized Share Increase Proposal	The votes cast for the amendment exceed the votes cast against the amendment	Yes
7	Clean-Up Amendment	Affirmative vote of the holders of at least a majority of the voting power of the outstanding stock entitled to vote on the subject matter, voting as a single class	No
8	Approval of the adjournment of the Special Meeting, if necessary.	Affirmative vote of a majority of the votes cast and entitled to vote on the proposal	No

*	See also “Quorum”, below. The column “Broker Discretionary Voting Allowed” is based on our belief as of the date of this Proxy Statement; however, the NYSE may determine that one or more of the proposals above, in addition to proposal 6, are discretionary matters. In that case brokers will have the ability to vote on such matter(s) even if you do not vote your shares at the Meeting.

For Proposal 1, the nominee receiving the highest number of affirmative votes of the shares entitled to be voted for the nominee will be elected as a director to serve for a term expiring at the Annual Meeting of stockholders to be held in 2027 and until such elected director’s successor is duly elected and qualified, unless the elected director is removed or resigns earlier. This means that the director nominee with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non-votes will not be counted towards any director nominee’s achievement of a plurality and will not affect the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

Approval of Proposals 2, 3, 4, 5, and 8 require the affirmative vote of a majority of the votes cast on such proposals present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided that a quorum exists at the Special Meeting. Votes cast “against” Proposals 2, 3, 4, 5, and 8 will count against the approval of the proposals. Abstentions will not be counted as votes cast and will have no effect on these proposals. Broker non-votes will not be counted as votes cast, and are not entitled to vote on proposals where shareholders have not provided discretionary authority, and as such will have no effect on these proposals.

Approval of Proposal 6 requires that the votes cast for the applicable amendment exceed the votes cast against the amendment pursuant to Delaware General Corporation Law Section 242(d)(2), which provides that an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, and (B) at a duly called meeting of stockholders, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment. Abstentions and broker non-votes will have no effect on Proposal 6.

Approval of Proposal 7 requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding stock entitled to vote on the subject matter, voting as a single class.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast at the Special Meeting.

Quorum

In order for us to satisfy our quorum requirements, the holders of at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Board Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” the nominee to the Board (Proposal 1).

●	“FOR” approval of the adoption of the ETHZilla Corporation 2025 Omnibus Incentive Plan (Proposal 2).

●	“FOR” approval of the adoption of the ETHZilla Corporation 2025 Supplemental Option Incentive Plan (Proposal 3).

●	“FOR” approval of the adoption of the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan (Proposal 4).

●	“FOR” approval for purposes of complying with Section 5635(d) of the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock underlying senior secured convertible notes issued by us pursuant to the terms of the Securities Purchase Agreement, between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of such senior secured convertible notes (Proposal 5).

●	“FOR” approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from one billion (1,000,000,000) shares to five billion (5,000,000,000) shares. (Proposal 6).

●	“FOR” approval of amendments to the Company’s Second Amended and Restated Certificate of Incorporation to remove obsolete provisions and to make certain other clarifying, technical and conforming changes (Proposal 7).

●	“FOR” approval of the adjournment of the Special Meeting, if necessary (Proposal 8).

Mailing Costs and Solicitation of Proxies

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. We may also pay Equiniti Trust Company a fee not to exceed $10,000 plus costs and expenses. In addition, Equiniti Trust Company and certain related persons may be indemnified against certain liabilities arising out of or in connection with the engagement.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Equiniti Trust Company will tabulate the votes and act as inspector of election for the Special Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Special Meeting will be available at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of ten days prior to the Special Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Equiniti Trust Company at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s Proxy Materials, which means that we or they deliver a single Proxy Statement and 2024 Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement or Annual Report in the future, or if you are receiving multiple copies of the Proxy Statement and Annual Report and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate Proxy Statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (650) 507-0669 or by sending a written request to our Corporate Secretary at our principal executive offices at 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480, or a stockholder may make a request by calling our Investor Relations at (650) 507-0669.

If you receive more than one Proxy Statement, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480.

Other Matters

As of the date of this Proxy Statement, the Board does not know of any business to be presented at the Special Meeting other than as set forth in the Proxy Statement. If any other matters should properly come before the Special Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

Background of the Company

On November 6, 2020, the Company (formerly known as KBL Merger Corp. IV (prior to the closing of the Business Combination (defined below), sometimes referred to herein as “KBL”) consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders, where the stockholders of the Company considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among the Company, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The Merger became effective on November 6, 2020 (the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL Merger Corp. IV (the Company) changed its name to 180 Life Sciences Corp. On August 18, 2025, 180 Life Sciences Corp. changed its name to ETHZilla Corporation.

Definitions

Unless the context requires otherwise, references in this Proxy Statement to the “Company,” “we,” “us,” “our,” “ETHZilla” and “ETHZilla Corporation” refer specifically to ETHZilla Corporation and its consolidated subsidiaries. References to “KBL” refer to the Company prior to the November 6, 2020 Business Combination.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“CAD” refers to Canadian dollars;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“£” or “GBP” refers to British pounds sterling;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

Forward-Looking Statements and Website Links

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations, the outcome of trials and our ability to market and commercialize future products. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q, and where applicable the risk factors set forth in Item 8.01 of our Current Reports on Form 8-K, and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities or the Exchange Act, the sections of this Proxy Statement titled “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”), shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

References to Additional Information

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 31, 2025, as amended by Form 10-K/A filed with the SEC on April 25, 2025, as amended further by Form 10-K/A filed with the SEC on May 8, 2025 (the “2024 Annual Report”).

You may also request a copy of this Proxy Statement and the annual report from Equiniti Trust Company, the Company’s proxy agent, at the following address and telephone number:

Equiniti Trust Company
One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603

C/O Issuer Direct Compliance

1110 Centre Point Curve

Suite 101

Mendota Heights, MN 55120
(919) 481-4000, or 1-866-752-VOTE (8683)

Voting Rights and Principal Stockholders

Holders of record of our common stock, at the close of business on the Record Date, will be entitled to vote at the Special Meeting, on all matters properly presented at the Special Meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were (a) 164,447,345 shares of our common stock outstanding; and (b) no shares of our Preferred Stock outstanding.

The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of 164,447,345 total voting shares as of the Record Date.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our Named Executive Officers (as defined below under “Executive and Director Compensation - Summary Executive Compensation Table”); and (d) all current directors and Named Executive Officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 2875 South Ocean Blvd, Suite 200, Palm Beach, Florida 33480.

Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock**
Directors, Officers and Named Executive Officers
Blair Jordan	2,098,742	(1)	1.3%
Eric R. Van Lent	33,174	(2)	*
Ryan Smith	422,181	(3)	*
McAndrew Rudisill	6,330,910	(4)	3.7%
Andrew Suckling	—		—
Crystal Heter	—		—
Stephen H. Shoemaker	297,439	(5)	*
James N. Woody£	63,166		*
Omar Jimenez£	—		—
Jonathan Rothbard£	1,475		*
Ozan Pamir£	—		—
Quan Anh Vu£	—		—
All officers and directors as a group (7 persons)	9,182,446		5.4%
5% Stockholders
Robert S. Pitts, Jr.(6)	11,320,754	(7)	6.9%
Peter Thiel(8)	11,592,241	(9)	7.0%

*	Less than one percent.

**	Percentages based upon 164,447,345 shares of our common stock issued and outstanding as of the Record Date.

£	Former Named Executive Officer, no longer serving as an officer or director of the Company. Beneficial ownership is based on either (a) the last beneficial ownership disclosed to the Company from such persons; or (b) the record shareholders list of the Company as of the Record Date, and may not reflect the total number of shares of common stock of the Company beneficially owned by the noted individual as of such date.

(1)	On February 5, 2025, the Company, Blair Jordan and Dr. James Woody, entered into a Voting Agreement, whereby Dr. Woody agreed to vote a total of 43,166 shares of the Company’s common stock, as recommended by the Board of Directors of the Company, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to February 5, 2026, the date after August 5, 2025, that Dr. Woody has sold all of the shares, or the date that the Company terminates the Voting Agreement. In order to enforce the terms of the Voting Agreement, Dr. Woody provided Mr. Jordan (or his assigns), solely for the benefit of the Company, an irrevocable voting proxy to vote the 43,166 shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. As a result of the irrevocable voting proxy, Mr. Jordan may be deemed to beneficially own the 43,166 shares of common stock of the Company held by Dr. Woody. Except for the limited right to vote such shares pursuant to the Voting Agreement, Mr. Jordan has no dispositive control over the shares, nor any pecuniary interest therein. On April 28, 2025, the Company, Mr. Jordan and Elray Resources, Inc. (“Elray”) entered into a Voting Agreement, whereby Elray agreed to vote a total of 1,318,000 shares of the Company’s common stock (the “Elray Shares”), as recommended by the Board, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to April 28, 2026. In order to enforce the terms of the Voting Agreement, Elray provided Mr. Jordan (or his assigns), solely for the benefit of the Company, an irrevocable voting proxy to vote the Elray Shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. As a result of the irrevocable voting proxy, Mr. Jordan may be deemed to beneficially own the Elray Shares of common stock of the Company held by Elray. Except for the limited right to vote such shares pursuant to the Voting Agreement, Mr. Jordan has no dispositive control over the shares, nor any pecuniary interest therein. Includes options to purchase 410,000 shares of common stock with an exercise price of $0.929 per share. Does not include any options which are not exercisable by the holder to date or within 60 days of the Record Date pursuant to their terms.

(2)	Includes options to purchase 25,000 shares of common stock with an exercise price of $0.929 per share. Does not include any options which are not exercisable by the holder to date or within 60 days of the Record Date pursuant to their terms.

(3)	Includes options to purchase 255,000 shares of common stock with an exercise price of $0.929 per share. Does not include any options which are not exercisable by the holder to date or within 60 days of the Record Date pursuant to their terms.

(4)	Includes 37,735 shares of common stock held by each of BER I, LLC, GER I, LLC, and MRR I, LLC, which entities Mr. Rudisill serves as managing partner of, and therefore may be deemed to beneficially own the securities held by such entities. Also includes, 452,830 shares of common stock held by Pelagic Capital Advisors LLC, which entity Mr. Rudisill serves as the managing partner and founder of, and therefore may be deemed to beneficially own the securities held by such entity. Also includes warrants to purchase 4,807,873 shares of common stock of the Company with an exercise price of $2.775 per share and 957,002 shares of common stock with an exercise price of $3.445 per share, which remain outstanding until exercised, which are held by PCAO LLC, which entity Mr. Rudisill is the managing partner and therefore may be deemed to beneficially own the securities held by such entity.

(5)	Includes options to purchase 165,000 shares of common stock with an exercise price of $0.929 per share. Does not include any options which are not exercisable by the holder to date or within 60 days of the Record Date pursuant to their terms.

(6)	All information in footnotes (6) and (7) comes from the Schedule 13G filed by Mr. Robert S. Pitts, Jr, Steadfast Capital Management LP (“Investment Manager”), American Steadfast, L.P. (“American Steadfast”) and Steadfast International Master Fund Ltd. (“Offshore Fund”) on August 12, 2025, and has not been independently verified or confirmed, provided that we have no reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not. The business address of each of Mr. Pitts, the Investment Manager and American Steadfast is 450 Park Avenue, 20th Floor, New York, New York 10022. The business address of the Offshore Fund is c/o Morgan Stanley Fund Services (Cayman) Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands.

(7)	Mr. Pitts, Investment Manager, American Steadfast and Offshore Fund beneficially own an aggregate of 11,320,754 shares of the Company’s common stock. Specifically: (i) The Investment Manager beneficially owns 11,320,754 shares of common stock; (ii) American Steadfast beneficially owns 4,109,434 shares of common stock; (iii) The Offshore Fund beneficially owns 7,211,320 shares of common stock; and (iv) Mr. Pitts beneficially owns 11,320,754 shares of common stock.

(8)

All information in footnotes (8) and (9) comes from the Schedule 13G filed by FF Consumer Growth II, LP (“FFCG II”); The Founders Fund Growth II Management, LP (“FFCG II GP”); FF Upper Tier GP, LLC (“FFCG II UGP”); FF Consumer Growth, LLC (“FFCG LLC”); The Founders Fund Growth Management, LLC (“FFGM”)

and Mr. Peter Thiel (“Thiel”), on August 11, 2025, and has not been independently verified or confirmed, provided that we have no reason to believe that such information is not complete or accurate or that a statement or amendment should have been filed and was not. Such reporting persons expressly disclaim status as a “group” for purposes of this Schedule 13G. Each of the following entities and person have the following business address: One Letterman Dr., Building D, 5th Floor, San Francisco, CA 94129.

(9)	The reporting persons’ ownership of the Company’s securities consists of (i) 8,935,990 shares of common stock directly held by FFCG II and (ii) 2,656,251 shares of common stock directly held by FFCG LLC. FFCG II GP is the general partner of FFCG II and FFCG II UGP is the general partner of FFCG II GP. FFGM is the manager of FFCG LLC. Thiel is the manager of each of FFCG II UGP and FFGM and possesses power to direct the voting and disposition of the securities held by each of FFCG II and FFCG LLC.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

Corporate Governance

We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board is currently led by our Executive Chairman, Mr. Rudisill. Our Board recognizes the importance of determining an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board presides over meetings of the full Board. We believe that this separation of responsibilities provides a balanced approach to managing the Board and overseeing us. Additionally, the Board believes that having a strong independent Lead Director (Mr. Smith, as discussed below), best serves us and our stockholders at this time by leveraging executive leadership experience while providing effective independent oversight. Independent leadership remains an important pillar of the Board leadership structure and, as such, we continue to have an independent Lead Director with robust, well-defined responsibilities as set forth below under “Independent Lead Director.”

Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as the Board deems appropriate.

Risk Oversight

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risks throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Board, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. The Audit Committee and Nominating and Corporate Governance Committee oversee our risk management policies and procedures, reviews our principal risk and compliance policies and our approach to risk management, deals with risk identification and risk assessment for the principal operational, business, compliance, legal and ethics risks facing our company, whether internal or external in nature. (The Company’s committees are described in greater detail below).

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, except as disclosed in the biographies of such persons below, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Meetings

During the fiscal year that ended on December 31, 2024, the Board held 30 meetings and took various other actions via the unanimous written consent of the Board and the various committees described below. Each director attended at least 75% of all of the Board meetings and committee meetings of the committees on which they served, during the fiscal year ended December 31, 2024. All nine of the Company’s then serving directors attended the Company’s 2024 Annual Meeting and all of the Company’s then serving directors attended the Company’s 2025 Annual Meeting.

Board Committee Membership

Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are composed solely of independent directors.

The current members of the committees of our Board are as follows:

Director Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Blair Jordan
Ryan Smith (1)	M	M	C
Stephen H. Shoemaker	C
McAndrew Rudisill (2)
Andrew Suckling		C
Crystal Heter	M	M	M

(1)	Lead Independent Director.

(2)	Executive Chairman of the Board.

C	- Chairperson of the Committee.

M	- Member of the Committee.

Each of these committees has the duties described below and operates under a charter that has been approved by our Board.

Audit Committee

Nasdaq listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board, which currently consists of Mr. Ryan Smith, Mr. Stephen H. Shoemaker (Chairperson) and Ms. Crystal Heter. Each member of the Audit Committee meets the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate and our Board has determined that Mr. Shoemaker qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the Audit Committee include:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our consolidated financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a Compensation Committee of the Board, which currently consists of Mr. Ryan Smith, Mr. Andrew Suckling (Chairperson) and Ms. Crystal Heter. We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

As described above, the current members of the Compensation Committee are independent members of our Board. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2024, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

We have established a Nominating and Governance Compensation Committee of the Board, which currently consists of Mr. Ryan Smith (Chairperson) and Ms. Crystal Heter. Our Board has determined that each member is independent under applicable Nasdaq listing standards. We have adopted a Compensation Committee charter, which details the principal functions of the nominating and corporate governance committee. Specific responsibilities of the Nominating and Corporate Governance Committee include:

●	making recommendations to our Board regarding candidates for directorships;

●	making recommendations to our Board regarding the size and composition of our Board;

●	overseeing our corporate governance policies and reporting; and

●	making recommendations to our Board concerning governance matters.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://ir.ethzilla.com/corporate-governance/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this Proxy Statement.

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular board member or members, the communication will be forwarded to a board member to bring to the attention of the Board.

Lead Independent Director

On February 4, 2025, the Board appointed independent director Ryan Smith, as Lead Independent Director of the Company.

As Lead Independent Director, Mr. Smith: presides at any meetings of the independent directors, including executive sessions, and as appropriate; (a) assists in the recruitment of board candidates; (b) has active involvement in board evaluations; (c) has active involvement in establishing committee membership and committee chairs; and (d) has active involvement in the evaluation of the chief executive officer; will work with committee chairs as necessary to ensure committee work is conducted at the committee level and appropriately reported to the board; will communicate with the independent directors between meetings when appropriate; and will recommend consultants and outside advisors to the board as necessary or appropriate. The lead director may also attend meetings of committees on which the lead director is not a member.

Executive Sessions of the Board

The independent members of our Board meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. Our Code of Ethics can be found on our website at https://ir.ethzilla.com/corporate-governance/governance-documents. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees to date.

Policy on Equity Ownership

We do not have a policy on equity ownership at this time.

Rule 10b5-1 Trading Plans

Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any). The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On November 7, 2023, the Board approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Insider Trading/Anti-Hedging Policies

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. The Company also plans to follow procedures for the repurchase of any shares of its securities. The Company believes that its insider trading policy and planned repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The policy also prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading and includes specific anti-hedging provisions.

Pursuant to the anti-hedging provisions, the Company prohibits executive officers, directors, and employees from engaging in transactions involving derivative securities, such as put and call options, and short sales, that could generate profit from a decline in the Company’s stock price. While other hedging transactions are not outright banned, they are strongly discouraged as they may misalign the interests of Company insiders with shareholders and encourage excessive risk-taking.

The above anti-hedging restriction does not however apply to stock options granted by the Company, nor does it apply to using Company securities for option exercises or tax payments in transactions directly with the Company.

The Company also prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan unless the pledgor has the clear financial capability to repay the loan without resort to the pledged securities.

A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to the 2024 Annual Report.

Policy on Timing of Award Grants

The Compensation Committee and the Board have not established policies and practices (whether written or otherwise) regarding the timing of option grants, stock appreciation rights and similar awards, or other awards, in relation to the release of material nonpublic information (“MNPI”) and do not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.

Director Independence

In evaluating the independence of each of our directors and director nominees, the Board considers transactions and relationships between each director or nominee, or any member of his or her immediate family, and the Company and its subsidiaries and affiliates. The Board also examines transactions and relationships between directors and director nominees or their known affiliates and members of the Company’s senior management and their known affiliates. The purpose of this review is to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent under applicable laws and regulations and Nasdaq listing standards.

Our Board has affirmatively determined that Ryan Smith, Stephen H. Shoemaker, Andrew Suckling and Crystal Heter are each an independent director as defined under the Nasdaq rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act, and have no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent within the meaning of Nasdaq director independence standards applicable to members of such committees, as currently in effect.

The Compensation Committee members also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act.

Information About Our Executive Officers and Directors

Executive Officers

The following table sets forth certain information with respect to our executive officers:

Name	Position	Age
Blair Jordan	Chief Executive Officer and Director	56
McAndrew Rudisill	Executive Chairman	46
Eric R. Van Lent	Chief Accounting Officer	42

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

Blair Jordan - Chief Executive Officer and Director - Information regarding Mr. Jordan is set forth below under “Classified Board”.

McAndrew Rudisill – Executive Chairman and Director - Information regarding Mr. Rudisill is set forth below under “Classified Board”.

Eric R. Van Lent - Chief Accounting Officer (Principal Accounting/Financial Officer)

Eric R. Van Lent is a seasoned finance and accounting professional with over 20 years of experience optimizing financial operations, streamlining processes, and driving revenue growth in medium to large organizations. With expertise spanning financial reporting, strategic planning, and enterprise resource planning (ERP) implementation, he has played a pivotal role in enhancing operational efficiency and profitability across manufacturing, distribution, software, defense, & Esports industries. Mr. Van Lent has served as a NetSuite advanced financials consultant with Cumula3 Group since February 2024 and as the managing member of his own consulting firm, EVL Consulting LLC, since February 2020. Mr. Van Lent previously served as Vice President and Corporate Controller of Engine Media Holdings, Inc., a software/gaming/racing/esports company from January 2018 to December 2021. In that role, he managed the restructuring and financial oversight of a multi-site international software business. He played a key role in the company’s successful uplisting from the TSX Venture Exchange to Nasdaq and led the implementation of NetSuite ERP, streamlining financial reporting across multiple global operations. Mr. Van Lent has also held positions at Assa Abloy, Lockheed Martin, and Flight Line Products, where he successfully executed ERP integrations, automated financial processes, and led cost-reduction initiatives, achieving multimillion-dollar savings.

Mr. Van Lent holds a Master of Business Management in Finance from Norwich University and a Bachelor of Business Management from Pepperdine University. He is a Certified Public Accountant (CPA) licensed in California. He also served in the United States Navy.

Classified Board

The Board is divided into two classes. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the second Annual Meeting following the election. The directors are divided among the two classes as follows:

●	the Class I directors are Stephen H. Shoemaker, Andrew Suckling and Crystal Heter, and their terms expire at the Annual Meeting of stockholders to be held in 2027; and

●	the Class II directors are Blair Jordan, Ryan Smith and McAndrew Rudisill, and their terms expire at the Annual Meeting of stockholders to be held in 2026.

Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of one-half of the directors. The division of the Board into two classes with staggered two-year terms may delay or prevent a change of our management or a change in control.

Our current directors are as follows:

Name	Age	Position With Company	Date First Appointed as Officer or Directors
Class I Directors
Andrew Suckling	54	Director	August 2025
Stephen H. Shoemaker	64	Director	December 2024
Crystal Heter	47	Director	August 2025

Class II Directors
Blair Jordan	56	Director	February 2024
Ryan Smith	41	Director	March 2024
McAndrew Rudisill	46	Director	August 2025

Director Nominees

At the Special Meeting, Jason New has been nominated by the Board, upon the recommendation of the Nominating and Corporate Governance Committee, to serve as a Class I director, to hold office until the 2027 Annual Meeting of stockholders and until his successor is duly elected and qualified. Mr. New has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected.

Other than as discussed below under “Certain Relationships and Related Transactions, and Director Independence-Related Party Agreements-Voting Agreements”, there is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Although we do not anticipate that the nominee will be unavailable for election, if the nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

Information regarding the director nominee is provided below:

Board Nominee

JASON NEW, Age 56 - CLASS I DIRECTOR

Since January 2024, Mr. New has served as Vice Chairman of Investment Banking at Lazard, a global financial advisory and asset management firm. Mr. New is also a Senior Advisor to Harbour Island, LLC. Prior to joining Lazard, Mr. New was the Co-Founder and Managing Partner of NovaWulf Digital Management, LP, an investment fund, from January 2022 to December 2023. Previously, Mr. New served as CEO of Onex Credit, the credit investing arm of Onex Corporation (Onex) from April 2020 to December 2021. Prior to joining Onex, Mr. New was a Senior Managing Director of The Blackstone Group L.P., a global investment and advisory firm, and the Head of Special Situation Investing for GSO Capital Partners LP (GSO), a credit-oriented alternative asset manager, having served in such positions from 2005 until December 2019. Before joining GSO in 2005, Mr. New was a senior member of Credit Suisse’s distressed finance group. Mr. New joined Credit Suisse in 2000 when it acquired Donaldson, Lufkin & Jenrette (DLJ), where he was a member of DLJ’s restructuring group. Prior to joining DLJ in 1999, he was an associate with the law firm Sidley Austin LLP, where he practiced in the firm’s corporate reorganization group. Mr. New holds a B.A. from Allegheny College, in Meadville, Pennsylvania, and a J.D. from Duke University, where he is a member of the Board of Visitors.

Mr. New has served on the board of directors of several private and public companies, including Eastman Kodak (NYSE:KODK), where he has served since September 2013, and currently serves on the Compensation, Nominating and Governance Committee, and TeraWulf Inc. (Nasdaq: WULF), a digital asset technology company with a core business of sustainable bitcoin mining, where he served from November 2021 to December 2023.

Mr. New brings extensive experience in investment strategies and digital assets, along with a strong background in complex financial transactions to the Board. We expect that his legal expertise and ability to develop innovative financial solutions will help enhance the Board’s effectiveness in governance and risk management.

Continuing Directors

BLAIR JORDAN - CLASS II DIRECTOR, CHIEF EXECUTIVE OFFICER

Mr. Jordan is an experienced senior executive and corporate director with experience in both private and public companies across a variety of sectors. Mr. Jordan is also the Co-Founder and Chief Executive Officer of HighMont Advisors Inc., a Vancouver-based, globally focused strategy and finance consulting company, specializing in helping clients facing corporate transition; advisory services offered include mergers and acquisitions (M&A), public and private financing, turnaround and restructuring, corporate and business development, positions he has held since January 2020. Mr. Jordan also serves as a senior advisor at Evans & Evans, Inc., a Vancouver based strategic finance consulting and advisory firm, a position he has held since October 2023. Mr. Jordan, from March 2024 to May 2025, was a member of the Executive Committee of the board of directors of Flair Airlines Ltd., a private company, where he shared responsibility for capital markets, corporate development, strategic and risk management.

Mr. Jordan has extensive public company board of directors experience, including in his current roles as a member of the board of directors and audit committee, and chair of the governance committee and compensation committee of Goldgroup Mining Inc; a member of the board of directors, Chairman of the audit committee and governance committee, and member of the compensation committee of Standard Uranium Ltd.; and a member of the board of directors and audit committee of Timeless Capital Corp.. Mr. Jordan also serves on various private company board of directors.

Mr. Jordan has served as Chief Executive Officer of the Company since February 2025, previously serving as the Interim Chief Executive Officer of the Company from May 2024 to February 2025, and also previously served as lead independent director of the Company from February 2024 to May 2024 (all such services provided through Blair Jordan Strategy and Finance Consulting, Inc.). Mr. Jordan served as Chief Financial Officer of HeyBryan Media Inc., a peer-to-peer marketplace app connecting independent contractors to consumers with everyday home maintenance needs, from October 2019 to November 2020. Prior to that he served in several roles with Ascent Industries Corp. (“Ascent”), including Vice President of Corporate Development (January 2018 - July 2018); Chief Financial Officer (August 2018 - April 2019); and Interim Chief Executive Officer (November 2018 - April 2019), where he led the company’s go-public listing and financing transactions. Mr. Jordan was Interim CEO, CFO, and a director of Ascent, when on March 1, 2019, the Supreme Court of British Columbia issued an order granting Ascent’s application for creditor protection under the Companies’ Creditors Arrangement Act (Canada) (“CCAA”). On April 26, 2019, Mr. Jordan resigned as an officer and director of Ascent. On May 5, 2020, the receivership was terminated by the court. Mr. Jordan was also a director of Mjardin Group Inc., a diversified cannabis company from May 26, 2021 to March 22, 2022. PwC, as receiver, determined to place Mjardin Group Inc. into receivership on March 23, 2022. Mr. Jordan resigned as a director immediately prior to the Order of the Superior Court of Ontario in that regard.

Between 2012 and 2017, Mr. Jordan served as Managing Director and Corporate Director with Ventum Financial Corp., an investment banking firm, with a focus in the technology, biotech and diversified industries fields. Mr. Jordan also worked for Credit Suisse Group for nearly ten years in roles that included Leveraged Finance/Restructuring in Europe, Principal Investing in New York, as well as Special Situations and Convertible Bonds in Asia. Prior to Credit Suisse, Mr. Jordan was a corporate and securities lawyer with Bennett Jones LLP. Mr. Jordan also served in the Canadian Army.

His management experience also includes working as CFO and CEO of public companies, and director at a global investment bank. His board experience includes roles at a Canadian investment bank, health sciences companies, mineral exploration and production companies (uranium and gold), an ultra-low cost airline and a Capital Pool Corporation.

Mr. Jordan holds an MBA from The University of Chicago Booth School of Business, with concentrations in Accounting, Finance, Entrepreneurship and International Business. He also has an LL.B from the University of British Columbia where he focused on corporate and securities law, and a BA from the University of Victoria in British Columbia.

We have concluded that Mr. Jordan is well qualified to serve on our Board based upon his significant business experience, including his background in restructuring, mergers and acquisitions.

MCANDREW RUDISILL – CLASS II DIRECTOR, EXECUTIVE CHAIRMAN

Since April 2025, Mr. Rudisill has served as the founding and Managing Partner of Harbour Island, LLC, a private investment firm that invests in digital assets. From 2016 to May 2024, Mr. Rudisill served as the Chief Investment Officer and director of Bridger Aerospace Group Holdings, LLC, later Bridger Aerospace Group Holdings, Inc., a wildfire suppression company. From 2016 to October 2020, Mr. Rudisill was the Chief Investment Officer of Capital Vacations LLC, a fractional resort management company. From 2011 to 2015, Mr. Rudisill was the Chief Executive Officer and President, and member of the board of directors, of Emerald Oil, Inc. (“Emerald Oil”), a US oil and gas producer. In March 2016, Emerald Oil filed a petition for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code, which was finalized in November 2016. In 2007, Mr. Rudisill founded Pelagic Capital Advisors LLC, a private investment fund focused on public and private equity investments, where he has served as Managing Partner and Chief Investment Officer since 2007. Mr. Rudisill earned a Bachelor of Arts in Economics from Middlebury College, in Middlebury, Vermont.

Mr. Rudisill has been a member of our board and served as our Executive Chairman since August 2025. We believe that Mr. Rudisill is well qualified to serve on the Board due to his strategic investment experience and management experience in both the public and private sectors, including his position as managing partner of a private equity company specializing in digital assets.

RYAN L. SMITH - CLASS II DIRECTOR, LEAD INDEPENDENT DIRECTOR

Since December 2019, Mr. Smith has served as Chief Executive Officer of U.S. Energy Corp. (“U.S. Energy”), an energy company engaged in the development and operation of high-quality energy and industrial gas assets in the United States. Mr. Smith served as Chief Financial Officer of U.S. Energy from May 2017 to June 2023, and has served as a member of the board of directors of U.S. Energy since January 2021. Mr. Smith consulted for U.S. Energy from January 2017 to May 2017. Prior to holding that position, Mr. Smith served as Emerald Oil Inc.’s Chief Financial Officer from September 2014 to January 2017 and Vice President of Capital Markets and Strategy from July 2013 to September 2014. Emerald Oil Inc. filed for Chapter 11 bankruptcy protection in March 2016 and emerged from bankruptcy in November 2016. Prior to joining Emerald, Mr. Smith was a Vice President in Canaccord Genuity’s Investment Banking Group focused solely on the energy sector. Mr. Smith joined Canaccord Genuity in 2008 and was responsible for the execution of public and private financing engagements along with mergers and acquisitions advisory services. Prior to joining Canaccord Genuity, Mr. Smith was an Analyst in the Wells Fargo Energy Group, working solely with upstream and midstream oil and gas companies. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Texas A&M University.

Mr. Smtih has been a member of our board and served as Lead Independent Director since March 2024. We have concluded that Mr. Smith is well qualified to serve on our Board based upon his significant business experience, including his public company background, and capital markets fund raising.

STEPHEN H. SHOEMAKER - CLASS I DIRECTOR

Mr. Shoemaker is a seasoned senior executive with extensive leadership experience in the iGaming, hospitality, technology, and real estate development sectors. Over his career, he has raised more than $2 billion across multiple Chief Executive Officer (CEO) and Chief Financial Officer (CFO) roles. His expertise spans strategic planning, capital raising, and operations management, with a focus on building high-growth, team-oriented organizations in both domestic and international markets, including Asia, Canada, and Europe.

Most recently, from July 2021 to January 2024, Mr. Shoemaker served as CEO of WIN Group, a leading global esports company, where he led the company’s strategic direction and growth, focusing on esports content and online wagering. During his tenure, he doubled user registrations on WIN’s content platform, and launched a new licensed iGaming platform aimed at eSports. Prior to that, he provided financial advisory services to small and medium sized enterprises, including strategic support to WIN Group and financial advisory services to businesses, including strategic support to WIN Group and financial advisory services for a greenfield resort project in Colombia.

From January 2018 to July 2019, Mr. Shoemaker served as the CEO of Engine Media Holdings, Inc., an international digital media, entertainment and technology company, where he led capital raising efforts, streamlined operations, and grew revenue significantly. Prior to that, Mr. Shoemaker held various senior executive roles at Asian Coast Development Ltd. (CEO and Chairman of the Board (2014-2015) and President and CFO (2008-2014)), an international developer, leading the planning, construction and operation of Vietnam’s first integrated resort, a $1 billion resort with over 1,100 5-star hotel rooms and a Greg Norman designed golf course. Mr. Shoemaker also held senior roles at NuVox Inc., a telecommunications company based in the southeast and Midwest US (CFO (2003-2008)); GT Group Telecom (CFO (1999-2002)), and Qwest Communications International Inc. (various roles (1996-1999)), where he developed deep expertise in capital markets, mergers and acquisitions, and international business. Mr. Shoemaker holds a B.S. in Commerce with a concentration in Accounting from the University of Virginia and is a Certified Public Accountant.

Mr. Shoemaker has been a member of our board since December 2024. We have concluded that Mr. Shoemaker is well qualified to serve on our Board based upon his significant experience with capital markets, mergers and acquisitions, and international business, including his background and knowledge in the iGaming industry.

ANDREW SUCKLING - CLASS I DIRECTOR

Mr. Suckling has more than 30 years of experience in the finance industry, primarily working in commodity trading and investment. Since January 2009, Mr. Suckling has served as a Partner and Founder of Verulam LLC, a hedge fund and consultancy. Since August 2022, Mr. Suckling has served as a member of the board of directors of American Battery Materials, Inc. and is currently the non-executive chairman of Cadence Minerals and Chair of remuneration committee, a position he has held since December 2015. Mr. Suckling also previously served as the non-executive director and member of the audit committee of Macarthur Minerals from December 2017 to September 2024. From March 2000 to December 2008, Mr. Suckling served as a Partner at multibillion fund management group, Ospraie Management LLC. From July 1994 to March 2000, Mr. Suckling was a commodities trader on the London Metal Exchange with MG Ltd. Mr. Suckling is a graduate of Brasenose College, Oxford University, earning a Bachelor of Arts degree (with honors) in Modern History and a Master of Arts degree in Modern History.

Mr. Suckling has been a member of our board since August 2025. We believe that Mr. Suckling is well qualified to serve on the Board due to his significant experience in the finance industry, including his positions as partner of several significant hedge funds along with various public board representations in various jurisdictions.

CRYSTAL HETER - CLASS I DIRECTOR

Since July 2020, Ms. Heter has served as Executive Vice President and Chief Operating Officer of Tallgrass Energy, LP (“Tallgrass”), an energy infrastructure company where she performs operations, engineering, safety, land, environmental, procurement, IT and HR services. From April 2018 to July 2020, Ms. Heter served as Segment President, Natural Gas Transportation, for Tallgrass and from February 2016 to April 2018, Ms. Heter served as Vice President and General Manager of the Rockies Express Pipeline, for Tallgrass. Ms. Heter served in various roles with Tallgrass since 2012, and prior to that, with Kinder Morgan, including as a director of account services, account director and as a project manager and risk engineer. Ms. Heter obtained a Bachelor of Arts degree in Chemical Engineering from the Colorado School of Mines.

Ms. Heter has been a member of our board since August 2025. We believe that Ms. Heter is well qualified to serve on the Board due to her significant experience in management and operations.

Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Executive and Director Compensation

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2024 and 2023. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during the years ended December 31, 2024 and 2023, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation	All Other Compensation ($)		Total ($)
Blair Jordan(1)	2024	$140,107	(7)	$-	$-	$-		$-	$-		$140,107
Chief Executive Officer
James N. Woody(2)	2024	$-		$-	$-	$-		$-	$100,250	(10)	$100,250
Former CEO and Former Director	2023	$567,775		$-	$-	$39,025	(8)	$-	$50,000	(11)	$656,800
Omar Jimenez(3)	2024	$74,479		$-	$-	$-		$-	$53,584	(12)	$128,063
Former CFO
Ozan Pamir(4)	2024	$285,000		$-	$-	$-		$-			$285,000
Former CFO	2023	$387,741		$-	$-	$7,805	(9)	$-	$22,500	(11)	$418,046
Quan Anh Vu(5)	2023	$-		$-	$-	$-		$-	$384,475	(13)	$384,475
Former COO and CBO
Jonathan Rothbard(6)	2024	$-		$-	$-	$-		$-	$200	(14)	$200
Former Chief Scientific Officer	2023	$250,342		$-	$-	$7,805	(9)	$-	$10,000	(11)	$268,147

Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Option Awards and Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Note 11 - Stockholders’ (Deficit) Equity” to the Company’s December 31, 2024, audited financial statements included in the 2024 Annual Report. No executive officer serving as a director received any compensation for services on the Board separate from the compensation paid as an executive for the periods above.

(1)	On February 28, 2024, Mr. Blair Jordan was appointed to the Board. On May 7, 2024, Mr. Jordan was appointed as Interim Chief Executive Officer of the Company. On February 4, 2025, the Board approved the appointment of Mr. Blair Jordan as Chief Executive Officer of the Company. Mr. Jordan provides his services through, and is paid through, Blair Jordan Strategy and Finance Consulting Inc., of which he is the sole owner and control person.

(2)	On May 7, 2024, Dr. James N. Woody resigned as the Company’s Chief Executive Officer (Principal Executive Officer), and as a member of the Board effective the same date, and entered into a Separation and Release Agreement with the Company the total fair value of which is included above in “All Other Compensation”. The Separation and Release Agreement is discussed in greater detail below under Note (10).

(3)	Mr. Omar Jimenez was appointed as a member of the Board on March 7, 2024, and as Chief Financial Officer of the Company on September 11, 2024, effective September 30, 2024. Mr. Jimenez resigned as Chief Financial Officer of the Company on December 16, 2024.

(4)	On September 10, 2024, Mr. Ozan Pamir, the Chief Financial Officer (Principal Financial/Accounting Officer) and Secretary of the Company tendered his resignation to the Board effective September 30, 2024.

(5)	On October 29, 2021, the Board appointed Mr. Quan Anh Vu as Chief Operating Officer/Chief Business Officer (“COO/CBO”) of the Company. On October 27, 2021, and effective on November 1, 2021, the Company entered into an Employment Agreement with Quan Ahn Vu. In consideration for performing services under the agreement, the Company agreed to pay Mr. Vu a starting salary of $390,000 per year. Mr. Vu’s employment agreement was terminated effective January 15, 2023.

(6)	On May 7, 2024, Dr. Jonathan Rothbard resigned as Chief Scientific Officer of the Company of the Company effective the same date, and entered into a Separation and Release Agreement with the Company, the total fair value of which is included in “All Other Compensation”, above. The Separation and Release Agreement is discussed in greater detail below.

(7)	Represents amount paid through Blair Jordan Strategy and Finance Consulting Inc. (an entity owned by Mr. Jordan).

(8)	Represents the value of ten-year options to purchase 3,948 shares of common stock with an exercise price of $12.73 per share which were granted on September 4, 2023, which have since expired unexercised.

(9)	Represents the value of ten-year options to purchase 790 shares of common stock with an exercise price of $12.73 per share which were granted on September 4, 2023, which have since expired unexercised.

(10)	On May 7, 2024, Dr. James N. Woody resigned as Chief Executive Officer of the Company and entered into a Separation and Release Agreement with the Company. Under the Separation Agreement, the Company agreed to (a) pay Dr. Woody $50,000 in cash, less all applicable withholdings and required deductions; (b) issue Dr. Woody 25,000 fully-vested shares of the Company’s common stock; and (c) provide Dr. Woody the right to earn an additional $50,000 in the event we complete a change of control transaction (the “Change of Control Bonus”) within 24 months of the resignation date or we raise at least $5 million within 12 months from the resignation date, the total fair value of which is included above in “All Other Compensation”. On February 5, 2025, we entered into a First Amendment to Separation and Release Agreement with Dr. Woody (the “First Amendment”). Pursuant to the First Amendment, Dr. Woody and the Company agreed to amend the terms of the May 7, 2024 Separation and Release Agreement, to terminate the Change of Control Bonus and for the Company to instead issue Dr. Woody $60,000 in shares of restricted common stock of the Company (or 43,166 shares of common stock, based on the closing sales price of the Company’s common stock on February 5, 2025, which closing price was $1.39 per share, the “Separation Shares”).

(11)	Represents amounts paid in consideration for a bonus for fiscal 2021, which were paid in fiscal 2023.

(12)	Includes $48,334 paid as consideration for services rendered as a member of the Board during 2024 and $5,270 of health insurance premiums.

(13)	Represents $368,225 paid to Mr. Vu pursuant to the terms of a settlement agreement in connection with the termination of his employment agreement.

(14)	On May 7, 2024, Dr. Jonathan Rothbard resigned as Chief Scientific Officer of the Company effective the same date, and entered into a Separation and Release Agreement with the Company. Under the Separation Agreement, the Company agreed to pay Dr. Rothbard $200 in cash, less all applicable withholdings and required deductions, the total fair value of which is included in “All Other Compensation”, above.

Bonuses

No bonuses were paid to the officers named in the table above during the fiscal year ended December 31, 2024 or 2023.

Current Compensation Agreements

Jordan Consulting Agreement

On May 7, 2024, the Company entered into an Executive Consulting Agreement with Mr. Blair Jordan and Blair Jordan Strategy and Finance Consulting Inc. (an entity owned by Mr. Jordan) (“Jordan Consulting” and the “Original Jordan Consulting Agreement”). Pursuant to the Original Jordan Consulting Agreement, the Company agreed to engage Jordan Consulting to provide the services of Mr. Jordan to the Company as Interim Chief Executive Officer of the Company. The Original Jordan Consulting Agreement had a term through April 30, 2025, and provided for Mr. Jordan to act as Interim Chief Executive Officer of the Company, and to be paid $216,000 per year in consideration for services rendered to the Company, plus a $250,000 bonus in the event that the Company completes a Corporate Transaction. A “Corporate Transaction” includes any corporate transaction by the Company, which occurs during the term, including but not limited to any merger, reverse merger, acquisition, disposal, joint-venture and/or investment involving the Company, which results in a Change of Control of the Company. For the purpose of the Agreement “Change of Control” means any corporate transaction pursuant to which the ownership of an aggregate of 50.1% or more of the outstanding shares of the Company is held by one or more parties after completing the Corporate Transaction.

On February 4, 2025, the Board approved the appointment of Mr. Blair Jordan as Chief Executive Officer of the Company and an increase in Mr. Jordan’s compensation to $240,000 per year, effective January 1, 2025.

On February 20, 2024, the Company entered into an Executive Consulting Agreement with Mr. Blair Jordan, and Jordan Consulting dated February 21, 2024 (the “February 2024 Jordan Consulting Agreement”). The Jordan Consulting Agreement replaced and superseded the Original Consulting Agreement with Mr. Jordan.

On June 17, 2025, the Company entered into an Amended and Restated Executive Consulting Agreement with Mr. Jordan and Jordan Consulting dated June 17, 2025 (the “Jordan Consulting Agreement”). The Jordan Consulting Agreement replaced and superseded the February 2024 Agreement.

Pursuant to the Jordan Consulting Agreement, the Company agreed to continue to engage Jordan Consulting to provide the services of Mr. Jordan to the Company as Chief Executive Officer of the Company. The Jordan Consulting Agreement has a term beginning effective January 1, 2025, and continuing through December 31, 2027, unless otherwise terminated pursuant to the terms of the agreement (discussed below), provided that in the event that the parties have not agreed to an extension or termination of the Jordan Consulting Agreement with at least 30 days written notice at the end of the term, the agreement automatically renews for successive terms of one year upon the expiration of the primary term or any renewal.

The Jordan Consulting Agreement provides for Mr. Jordan to act as Chief Executive Officer of the Company, and to be paid $240,000 per year in consideration for services rendered to the Company (the “Fee”), which shall increase to $350,000 per year in the event the Company completes any material transaction (a “Material Transaction Increase”).

The agreement also allows the Company to pay Mr. Jordan or Jordan Consulting an incentive bonus of up to 100% of the Fee per year (but not less than 50% of the Fee), in the form of cash or equity, in the discretion of the Compensation Committee and the Board. Any additional bonus payments in 2025, if any, and subsequent bonus payments in 2026 and 2027 from the Company to Mr. Jordan or Jordan Consulting, if any, will be based on criteria to be determined by the Compensation Committee of the Board. The Board and Compensation Committee may also pay Mr. Jordan or Jordan Consulting bonuses from time to time in cash or equity, in their sole discretion, with any bonus earned being paid by March 15th of the year following the date it is earned.

The Jordan Consulting Agreement includes customary confidentiality, non-disclosure and proprietary right requirements of Jordan Consulting and Mr. Jordan, and a prohibition on Jordan Consulting and Mr. Jordan competing against us during the term of the agreement.

Jordan Consulting may terminate the Jordan Consulting Agreement at any time for “good reason” (meaning, without Mr. Jordan’s consent, the failure of the Company to pay any compensation pursuant to the agreement when due or to perform any other obligation of the Company under the agreement, or the introduction of a requirement to be physically present in an office that is not located in Vancouver, British Columbia; material diminution of duties; his reporting structure and budget authority is reduced; and any material reduction of compensation); provided, however, prior to any such termination by Mr. Jordan for “good reason”, Mr. Jordan must first advise the Company in writing (within 90 days of the occurrence of such event) and provide the Company with 30 days to cure, and such agreement must be terminated within 30 days after the Company’s failure to cure.

We may terminate the Jordan Consulting Agreement at any time for “just cause” (as described below) and for any reason other than “just cause”. “Just cause” means the occurrence of any of the following events: (i) any material or persistent breach by Jordan Consulting or Mr. Jordan of the terms of the agreement; (ii) the conviction of Jordan Consulting or Mr. Jordan of a felony offence, or the equivalent in a non-American jurisdiction, or of any crime involving moral turpitude, fraud or misrepresentation, or misappropriation of money or property of the Company or any affiliate of the Company; (iii) a willful failure or refusal by Jordan Consulting or Mr. Jordan to satisfy its respective obligations to the Company under the agreement including without limitation, specific lawful directives, reasonably consistent with the agreement, or requests of the Board; (iv) any negligent or willful conduct or omissions of Jordan Consulting or Mr. Jordan that directly results in substantial loss or injury to the Company; (v) fraud or embezzlement of funds or property, or misappropriation involving the Company’s assets, business, customers, suppliers, or employees; (vi) any failure to comply with any of the Company’s written policies and procedures, including, but not limited to, the Company’s Corporate Code of Ethics and Insider Trading Policy, provided that subject to certain limited exceptions, we must first give written notice to Jordan Consulting and Mr. Jordan, as applicable, advising them of the acts or omissions that constitute failure or refusal to perform their obligations and that failure or refusal continues after Jordan Consulting and Mr. Jordan, as applicable, has had thirty (30) days to correct the acts or omissions as set out in the notice, if such acts are correctable.

We are also able to terminate the Jordan Consulting Agreement at any time, without notice upon: (a) the death or physical or mental incapacity of Mr. Jordan, if as a result of which Mr. Jordan is unable to perform services for a period in excess of 60 days; or (b) in the event Mr. Jordan or a related party to Mr. Jordan ceases to own or control 100% of Jordan Consulting.

If the agreement is terminated by Jordan Consulting for “good reason”, or by the Company without “just cause” (other than due to death or disability), Jordan Consulting is required to be paid, in a lump sum on the tenth day following such termination, a severance payment equal to: (i) two times the then current annualized Fee, together with all outstanding expenses and pro-rated Fee (through the date of termination); (ii) any unvested equity grant (including but not limited to options, restricted shares, RSUs and other equity incentives) will vest immediate (collectively, the “Extended Obligations”); and (iii) two times any unpaid annual cash bonus in respect of any completed or partial fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year (and/or partial year, as the case may be) as determined by the compensation committee, which in any case shall be no less than 50% of the Fee before being multiplied by 2; and (iv) immediate vesting of any and all equity or equity-related awards - which terms are amended from the Prior Agreement. Any equity awards that vest based on various performance metrics will be vested only if such performance metrics have been met at the time of termination of service and will be determined solely by the Compensation Committee.

If the agreement is terminated without “good reason” by Jordan Consulting or for “just cause” by the Company, Jordan Consulting is entitled to the Accrued Liabilities (as defined below), and any equity awards or equity-related awards that are not vested as of the date of termination will be cancelled and forfeited and any vested awards will be exercisable pursuant to their terms.

If the agreement is terminated due to Mr. Jordan’s death or disability, Jordan Consulting or Mr. Jordan’s estate or his beneficiaries, as the case may be, will be entitled to receive (i) any accrued but unpaid Fee through the date of termination, any unpaid or unreimbursed expenses incurred in accordance with the terms of the agreement, (collectively, the “Accrued Liabilities”); (ii) any unpaid annual cash bonus in respect of any completed fiscal year that has ended prior to the date of such termination, with such amount determined based on actual performance during such fiscal year as determined by the Company’s Compensation Committee on the sixtieth day following termination; (iii) a lump sum payment of any non-discretionary annual cash bonus that would have been payable based on actual performance with respect to the year of termination in the absence of Mr. Jordan’s death or disability, pro-rated for the period that Mr. Jordan worked prior to his death or disability, and payable at the same time as the bonus would have been paid in the absence of Mr. Jordan’s death or disability; and (iv) immediate vesting of any and all equity or equity-related awards previously awarded to Jordan Consulting, irrespective of the type of award.

As a condition precedent to payment of any amount or provision of any benefit to Mr. Jordan upon termination (the “Severance Benefits”), Jordan Consulting and Mr. Jordan or Mr. Jordan’s estate, as applicable, shall execute and shall not rescind, a release in favor of the Company and all related companies, individuals, and entities, in a form satisfactory to the Company.

Upon termination of the agreement or for any reason other than “good reason” by Jordan Consulting or the Company without “just cause”, Jordan Consulting and Mr. Jordan agreed that, for a period ending six months from the date of termination, Jordan Consulting and Mr. Jordan shall not (except on behalf of the Company or with the prior written consent of the Company), directly or indirectly, compete with the Company for a period of one year, neither Mr. Jordan, nor Jordan Consulting shall solicit employees or consultants of the Company, each as discussed in greater detail in the Jordan Consulting Agreement.

On  July 29, 2025, the Company, entered into a First Amendment to Amended and Restated Executive Consulting Agreement (the “Jordan Consulting Agreement Amendment”) with Mr. Jordan and Jordan Consulting, which amended the Jordan Consulting Agreement to increase the Fee to $450,000 in the event the Closing occurs within ten (10) days of the adoption of the Jordan Consulting Agreement Amendment, and to remove any language about a Material Transaction Increase. The Jordan Consulting Agreement Amendment also included a new provision, which provides that if the Company and Mr. Jordan mutually decide that he should step down from the role of Chief Executive Officer of the Company, and this departure is not considered a termination for just cause by the Company or a resignation for good reason by Mr. Jordan under the Jordan Consulting Agreement, as amended, Mr. Jordan (or Jordan Consulting) will nonetheless receive the full compensation outlined in the agreement as if the Jordan Consulting Agreement had been terminated without just cause. This mutual termination will be documented in writing and the agreed payments will be made on the effective date of the termination, subject to Mr. Jordan and Jordan Consulting signing a standard release agreement in favor of the Company.

EVL Consulting Agreement

Effective on February 15, 2025, the Company entered into an Executive Consulting Agreement dated January 30, 2025 with Mr. Eric R. Van Lent and EVL Consulting, LLC (an entity owned by Mr. Van Lent) (“EVL Consulting” and the “EVL Consulting Agreement”). Pursuant to the EVL Consulting Agreement, the Company agreed to engage EVL Consulting to provide the services of Mr. Van Lent to the Company as Chief Accounting Officer of the Company. The EVL Consulting Agreement has a term through July 30, 2025, unless otherwise terminated pursuant to the terms of the agreement (discussed below) and provides for Mr. Van Lent to act as Chief Accounting Officer of the Company, and to be paid $8,000 per month for an average of 10 hours of work per week, with any hours in excess of that amount being compensated at the rate of $200 per hour, only if preapproved in writing by the Company. Notwithstanding the above, the Board, with the recommendation of the Compensation Committee, may grant Mr. Van Lent bonuses from time to time in its discretion, in cash or equity. The EVL Consulting Agreement includes customary confidentiality, non-disclosure and proprietary right requirements of EVL Consulting and Mr. Van Lent, and a prohibition on EVL Consulting and Mr. Van Lent competing against us during the term of the agreement.

Effective on July 31, 2025, the Company entered into a First Amendment (the “First Amendment”) to Consulting Agreement with Mr. Van Lent which extended the term of the EVL Consulting Agreement through December 31, 2025, unless terminated earlier pursuant to the terms of the EVL Consulting Agreement. The First Amendment modified the amount the Company shall pay to EVL Consulting if it terminates the EVL Consulting Agreement at any time to an amount of $25,000.

We are also able to terminate the EVL Consulting Agreement at any time, without notice upon: (a) the death or physical or mental incapacity of Mr. Van Lent if as a result of which Mr. Van Lent is unable to perform services for a period in excess of 30 days; (b) in the event Mr. Van Lent or a related party to Mr. Van Lent ceases to own or control 100% of EVL Consulting; or (c) “just cause”, which means any of the following events: (i) any material or persistent breach by EVL Consulting or Mr. Van Lent of the terms of the agreement; (ii) the conviction of EVL Consulting or Mr. Van Lent of a felony offence, or the equivalent in a non-American jurisdiction, or of any crime involving moral turpitude, fraud or misrepresentation, or misappropriation of money or property of the Company or any affiliate of the Company; (iii) a willful failure or refusal by EVL Consulting or Mr. Van Lent to satisfy its respective obligations to the Company under the agreement including without limitation, specific lawful directives, reasonably consistent with the agreement, or requests of the Board; (iv) any negligent or willful conduct or omissions of EVL Consulting or Mr. Van Lent that directly results in substantial loss or injury to the Company; (v) fraud or embezzlement of funds or property, or misappropriation involving the Company’s assets, business, customers, suppliers, or employees; (vi) any failure to comply with any of the Company’s written policies and procedures, including, but not limited to, the Company’s Corporate Code of Ethics and Insider Trading Policy, provided that subject to certain limited exceptions, we must first give written notice to EVL Consulting and Mr. Van Lent, as applicable, advising them of the acts or omissions that constitute failure or refusal to perform their obligations and that failure or refusal continues after EVL Consulting and Mr. Van Lent, as applicable, has had thirty (30) days to correct the acts or omissions as set out in the notice.

If the Company terminates the EVL Consulting Agreement for just cause, we are required to pay EVL Consulting any unpaid fees and/or unpaid and unreimbursed expenses accrued but unpaid prior to the effective termination date.

Prior Employment Agreements

Each of the salaries of the executives described below and certain of the compensation payable to the consultants described below, were subject to the increases in salary and the temporary salary accruals discussed below under “Payment of Back Pay; 2021 Bonuses and Increases in Salaries,” and “2024 Accruals”.

James N. Woody Amended and Restated Employment Agreement (terminated); and Separation Agreement

On February 25, 2021, we entered into an Amended and Restated Employment Agreement with Dr. James N. Woody (the “A&R Agreement”), dated February 24, 2021, and effective November 6, 2020, which replaced and superseded the July 2020 agreement with 180 as discussed above. Pursuant to the A&R Agreement, Dr. Woody agreed to serve as the Chief Executive Officer of the Company. The A&R Agreement had a term of three years from its effective date (through November 6, 2023) and was automatically renewable thereafter for additional one-year periods, unless either party provided the other at least 90 days written notice of their intent to not renew the agreement. Dr. Woody’s annual base salary under the agreement was initially increased to $450,000 per year, subject to automatic 5% yearly increases. For the 2021 year, Dr. Woody’s salary was $450,000, for 2022, Dr. Woody’s salary was $463,500, and for the 2023 year, Dr. Woody’s salary was $490,000 (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries,” “2024 Accruals” and “2022, 2023 and 2024 Bonuses”, below).

Dr. Woody was also eligible to receive an annual bonus, with a target bonus equal to 45% of his then-current base salary, based upon our achievement of performance and management objectives as set and approved by the Board and/or Compensation Committee in consultation with Dr. Woody. At Dr. Woody’s option, the annual bonus could be paid in cash or the equivalent value of our common stock or a combination thereof.

The A&R Agreement contained standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of this agreement.

On January 10, 2024, and effective on January 1, 2024, the Company entered into a Fourth Amendment to Amended and Restated Employment Agreement with Dr. Woody, whereby Dr. Woody agreed to a reduction of the base salary set forth in his amended employment agreements, by 50%, to $245,000 per year, accruing monthly in arrears, to be paid upon the Company raising at least $5,000,000 in funding subsequent to the date of the amended agreement (the “Funding Date”), provided that in the event the Funding Date does not occur prior to March 15, 2025, the amount accrued will be forgiven in its entirety.

Dr. Woody resigned as Chief Executive Officer of the Company on May 7, 2024, and the Amended and Restated Employment Agreement was terminated on May 15, 2024, in connection with Dr. Woody’s entry into a Separation and Release Agreement with the Company on the same date, discussed in greater detail below.

On May 7, 2024, Dr. James N. Woody resigned as Chief Executive Officer (Principal Executive Officer), and as a member of the Board, of the Company effective the same date, and entered into a Separation and Release Agreement with the Company (the “Woody Separation Agreement”).

Under the Woody Separation Agreement, the Company agreed to (a) pay Dr. Woody $50,000 in cash, less all applicable withholdings and required deductions (the “Severance Cash”); (b) issue Dr. Woody 25,000 fully-vested shares of the Company’s common stock; and (c) provide Dr. Woody the right to earn the Future Contingent Payment (as defined below). The amounts above (except for the amounts payable pursuant to (c), which shall be paid by the 15th day following the date such payment is due as discussed below), are required to be paid within 15 days of the date of Dr. Woody’s resignation (the “Payment Date”). We also agreed to pay Dr. Woody a bonus of $50,000 (the “Future Contingent Payment”), (A) if we, within the 24 months following the date of Dr. Woody’s resignation, complete any corporate transaction, including but not limited to any merger, reverse merger, acquisition, disposal, joint-venture and/or investment involving the Company (a “Corporate Transaction”), which results in a Change of Control (a “Change of Control” means any Corporate Transaction pursuant to which the ownership of an aggregate of 50.1% or more of the outstanding shares of the Company is held by one or more parties after completing the Corporate Transaction); or (B) if we raise at least $5 million from any source within 12 months from Dr. Woody’s resignation date. The Future Contingent Payment is to be forfeited from Dr. Woody in the event that we are required to restate any financial statements of the Company for periods prior to Dr. Woody’s resignation date, if Dr. Woody was Chief Executive Officer of the Company during such period(s), or any disclosure made the Company in any report or filing with the SEC, is found by the Company to be materially incorrect or misleading, as determined by the reasonable discretion of the Board (each a “Forfeiture Trigger”). In the event a Forfeiture Trigger occurs or is deemed to have occurred, Dr. Woody is also required to promptly repay in full the Severance Cash.

Under the Woody Separation Agreement, Dr. Woody agreed to provide a customary general release to the Company, waived any severance pay that would have been due pursuant to the terms of his employment agreement, agreed to the termination of his employment agreement, and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company. The 25,000 fully-vested shares of the Company’s common stock due to Dr. Woody were issued under the Company’s Second Amended and Restated 2022 Omnibus Incentive Plan.

On February 5, 2025, the Company entered into a First Amendment to Separation and Release Agreement with Dr. Woody (the “First Amendment”). Pursuant to the First Amendment, Dr. Woody agreed to amend the terms of the Woody Separation Agreement, to terminate the prior requirement of the Company to pay the Future Contingent Payment and instead, pursuant to the First Amendment, Dr. Woody agreed to accept $60,000 in shares of restricted common stock of the Company (or 43,166 shares of common stock, based on the closing sales price of the Company’s common stock on February 5, 2025, which closing price was $1.39 per share, the “Separation Shares”). The Separation Shares include piggyback registration rights for a resale registration statement relative to the Separation Shares for a period of six (6) months.

The First Amendment also required Dr. Woody to enter into a Voting Agreement with the Company. Pursuant to the Voting Agreement, which was entered into on February 5, 2025, by Dr. Woody, the Company, and Blair Jordan, the Company’s Chief Executive Officer, solely for the benefit of the Company, Dr. Woody agreed to vote the Separation Shares as recommended by the Board, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to February 5, 2026; the date after August 5, 2025, that Dr. Woody has sold all of the Separation Shares; or the date that the Company terminates the Voting Agreement. In order to enforce the terms of the Voting Agreement, and solely for the benefit of the Company, Dr. Woody provided Mr. Jordan (or his assigns) an irrevocable voting proxy to vote the Separation Shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. The Voting Agreement also provided a restriction on Dr. Woody’s sale or transfer of any of the Separation Shares until August 5, 2025.

Dr. Rothbard’s Employment Agreement (terminated); and Separation Agreement

On August 21, 2019, 180 entered into an Employment Agreement with Dr. Rothbard which replaced a prior agreement, which was not effective until November 6, 2020, but became effective on such date. The Employment Agreement had an initial term of three years from the Closing Date (i.e., until November 6, 2023), automatically extending for additional one-year terms thereafter unless either party terminates the agreement with at least 90 days prior written notice before the next renewal date, and since neither party provided notice of termination prior to November 6, 2023, the agreement was in place through November 6, 2024, subject to further automatic extensions.

The Employment Agreement provided for Dr. Rothbard to be paid a salary of $375,000 per year, with automatic increases in salary, on the first anniversary of the effective date, and each anniversary thereafter, of 10%. For the 2021 year, Dr. Rothbard’s salary was $375,000, for the 2022 year, Dr. Rothbard’s salary was $268,906, and for 2023, Dr. Rothbard’s salary was $200,000 (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries”, “Payment of Back Pay; 2021 Bonuses and Increases in Salaries,” “2024 Accruals” and “2022, 2023 and 2024 Bonuses”, below). The salary for the 2023 year represented Dr. Rothbard’s commitment of 50% of his work-related time to us.

The Employment Agreement provided for Dr. Rothbard to receive an annual bonus subject to meeting certain objectives set by the Board, with a targeted bonus amount of 50% of his then salary, payable on or before February 15th of each year.

The Employment Agreement also provided for Dr. Rothbard to earn equity compensation in the discretion of the Board.

The Employment Agreement was amended effective January 1, 2022, to override the automatic annual salary increases of 10% per annum and instead provide for future increases in the sole determination of the Board. The Employment Agreement was further amended effective June 1, 2022, to adjust the base salary of Dr. Rothbard to $193,125.

On January 10, 2024, and effective on January 1, 2024, the Company entered into a Fourth Amendment to Employment Agreement with Dr. Rothbard, whereby Dr. Rothbard agreed to a reduction of the base salary set forth in his amended employment agreements, by 50%, to $100,000 per year, accruing monthly in arrears, to be paid on the Funding Date, provided that in the event the Funding Date does not occur prior to March 15, 2025, the amount accrued will be forgiven in its entirety.

On May 7, 2024, Dr. Jonathan Rothbard resigned as Chief Scientific Officer of the Company effective the same date, and entered into a Separation and Release Agreement with the Company (the “Rothbard Separation Agreement”).

Under the Rothbard Separation Agreement, the Company agreed to pay Dr. Rothbard $200 in cash, less all applicable withholdings and required deductions. Under the Rothbard Separation Agreement, Dr. Rothbard agreed to provide a customary general release to the Company, waived any severance pay that would have been due pursuant to the terms of his employment agreement, agreed to the termination of his employment agreement, and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company.

Effective on May 7, 2024, the Company entered into a Consulting Agreement with Dr. Rothbard pursuant to which he agreed to provide general consulting services to the Company for a term of six months, for $150 per hour (the “Rothbard Consulting Agreement”), which has expired pursuant to its terms. The agreement contains standard and customary confidentiality requirements.

Ozan Pamir Katexco Employment Agreement (Terminated)

Our indirect wholly-owned subsidiary Katexco Pharmaceuticals Corp. (“Katexco”) entered into an employment agreement with Mr. Ozan Pamir, on October 22, 2018. The agreement provided for an indefinite term that continues until termination. The initial annual base salary set forth in the agreement was CAD $120,000, with annual increases as determined by the Board. The agreement also provided Mr. Pamir with a CAD $20,000 signing bonus. Any bonuses, including stock options, were in the sole discretion of Katexco, depending on financial circumstances and the performance of the services under the agreement. In 2019, the compensation was increased to $120,000 per annum in US dollars.

On February 1, 2020, there was an amendment to Mr. Pamir’s consulting agreement with Katexco, whereby the contract was transferred from Katexco to Katexco Pharmaceuticals Corp. - US.

Ozan Pamir Company Employment Agreement (Terminated)

On February 25, 2021, we entered into an Employment Agreement dated February 24, 2021, and effective November 6, 2020, which agreement was amended and corrected on March 1, 2021, to be effective as of the effective date of the original agreement (which amendment and correction is retroactively updated in the discussion of the agreement), with Ozan Pamir, our then Interim Chief Financial Officer, which replaced and superseded Mr. Pamir’s agreement with Katexco, as discussed above. Pursuant to the agreement, Mr. Pamir agreed to serve as the Interim Chief Financial Officer of the Company; and we agreed to pay Mr. Pamir $300,000 per year for 2021, which was increased to $309,000 for the 2022 year, and, based on his appointment as Chief Financial Officer in April 2023, and $380,000 for the 2023 year (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries” and “2022, 2023 and 2024 Bonuses”, below). Such salary was to be increased to a mutually determined amount upon the closing of a new financing, and shall also be increased on an annual basis.

Under the agreement, Mr. Pamir was eligible to receive an annual bonus, in a targeted amount of 30% of his then salary for the 2021 and 2022 years, and 40% for the 2023 year, based upon our achievement of performance and management objectives as set and approved by the Chief Executive Officer, in consultation with Mr. Pamir. The bonus amount was subject to adjustment.

Under the employment agreement, Mr. Pamir was also eligible to participate in any stock option plans and receive other equity awards, as determined by the Board from time to time.

The agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of his agreement.

On May 27, 2021, we entered into a Second Amendment to Employment Agreement with Ozan Pamir (the “Second Pamir Amendment”). The Second Pamir Amendment amended the terms of Mr. Pamir’s employment solely to provide that all compensation payable to Mr. Pamir under such agreement would be paid directly by us.

On September 14, 2021, the Board authorized a discretionary bonus of $30,000 to Mr. Pamir in consideration for services rendered.

The agreement was terminated on September 30, 2024, in connection with Mr. Pamir’s resignation as Chief Financial Officer of the Company on that date.

Quan Anh Vu Executive Employment Agreement (terminated); and Separation Agreement

On October 27, 2021, and effective on November 1, 2021, we entered into an Employment Agreement with Quan Anh Vu, our then Chief Operating Officer/Chief Business Officer.

Pursuant to the employment agreement, Mr. Vu agreed to serve as Chief Operating Officer/Chief Business Officer for the Company. In consideration therefore, we agreed to pay Mr. Vu a starting salary of $390,000 per year, subject to annual increases of up to 5% (on each November 1, but effective as of the following January 1, including a 3% increase to $401,700 for 2022). In addition to the base salary, Mr. Vu was eligible to receive an annual bonus, with a target bonus opportunity of 50% of the then-current base salary, based on achievement of performance and management objectives established by the CEO and the Compensation Committee, in consultation with Mr. Vu, payable on or before March 31st of the year following the year in which the bonus is earned. Mr. Vu could elect the Annual Bonus to be paid in cash or the equivalent value in our common stock, or a combination of the two.

The Employment Agreement contained standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of the agreement.

On January 18, 2023, Mr. Vu resigned as Chief Operating/Chief Business Officer of the Company effective January 15, 2023, and entered into a Separation and Release Agreement with us (as amended, the “Separation Agreement”).

Under the Separation Agreement, we agreed to pay Mr. Vu (a) $297,440, less all applicable withholdings and required deductions; and (b) reimburse up to $1,100 a month for eight months for Mr. Vu’s health insurance expenses, whether under COBRA or otherwise (collectively, (a) and (b), the “Severance Payment”). The Severance Payment (except for the amounts payable pursuant to (b) which shall be paid by the 15th day of each calendar month during the applicable eight-month period) was required to be paid within 30 days of the Separation Date (the “Payment Date”). In addition to the Severance Payment, by the Payment Date, we agreed to pay Mr. Vu $73,645 for accrued backpay and $36,050 for accrued paid time off. Under the Separation Agreement, Mr. Vu agreed that his resignation was voluntary, provided a customary general release to us and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of us.

On March 29, 2023, an error in the Separation Agreement was corrected by the parties’ entry into the first amendment to Separation Agreement (the “First Separation Agreement Amendment”), effective as of the date of the original agreement, which clarified that none of the amount received by Mr. Vu pursuant to the Separation Agreement related to a bonus for 2021.

Description of Material Consulting Agreements

Service Agreement with Prof. Sir Marc Feldmann (former Co-Executive Chairman)(Terminated)

On June 1, 2018, CannBioRex Pharma Limited (“CannBioRex”), our wholly-owned subsidiary, and Prof. Sir Marc Feldmann Ph.D., our then Executive Co-Chairman, entered into a Service Agreement (the “Feldmann Employment Agreement”). Pursuant to the Feldmann Employment Agreement, Prof. Sir Marc Feldmann served as the Chairman, CEO and Executive Director of CannBioRex or in such other capacity consistent with his status. Prof. Sir Marc Feldmann’s responsibilities included those customary for the roles in which he serves. Prof. Sir Marc Feldmann received compensation of £115,000 per year, with annual compensation reviewed by the Board and eligibility for discretionary bonuses, as determined by the Board. CannBioRex also reimbursed Prof. Sir Marc Feldmann’s travel and other business expenses.

Pursuant to the Feldmann Employment Agreement, all intellectual property rights created by Prof. Sir Marc Feldmann or related to his employment belonged to and vested in CannBioRex.

The Feldmann Employment Agreement contains a customary non-compete clause prohibiting Prof. Sir Marc Feldmann from working for any competing businesses during the term of his employment, or holding equity in other businesses, except he may hold or beneficially own securities of publicly-traded companies if the aggregate beneficial interests of him and his family does not exceed 5% of that class of securities.

Prof. Sir Marc Feldmann is also prohibited for 12 months following termination (the “Post-Termination Period”) to be involved in any capacity with a competing business or potential joint venture in the United Kingdom or in any other country. During the Post-Termination Period, he may not solicit business from CannBioRex and its affiliates’ customers; or any company with whom he was actively involved in the course of his employment; or about which he holds confidential information. Prof. Sir Marc Feldmann further covenants to not interfere with CannBioRex’s business relationships by inducing or attempting to induce suppliers to take adverse actions during the Post-Termination Period. He also agrees not to induce or attempt to induce any CannBioRex employee to leave the company during the Post-Termination Period. The Feldmann Employment Agreement contains customary non-disclosure and confidentiality obligations, sick leave and vacation time.

The Feldmann Employment Agreement does not have a fixed term. Either party may terminate the agreement by delivering written notice 9 months in advance. CannBioRex may also terminate the Feldmann Employment Agreement at any time with immediate effect by giving written notice. If CannBioRex terminates Prof. Sir Marc Feldmann’s employment without providing 9 months written notice, he will become entitled to a payment equal to his basic salary he would have been entitled to receive if 9 months’ notice were given. The governing law for the Feldmann Employment Agreement is the law of England.

The Board, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee) or separately, may also award Prof. Sir Marc Feldmann bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

On November 17, 2021, the Board, as recommended by the Compensation Committee, increased the salary of Prof. Sir Marc Feldmann to $225,000 per annum.

Effective on April 27, 2022, CannBioRex and Prof. Sir Marc Feldmann entered into an amendment to the consulting agreement, pursuant to which the parties agreed effective March 1, 2022, that Sir Marc Feldmann’s salary would be reduced by $225,000 (100%), and that such reduced amounts would be accrued and paid on the Funding Determination Date.

On January 10, 2024, and effective on January 1, 2024, the Company entered into a Second Amendment to Consulting Agreement with Prof. Sir Marc Feldmann. Pursuant to the amendment, Prof. Sir Marc Feldmann, effective as of January 1, 2024, agreed to a reduction of his base salary set forth in his consulting agreement by 100%, to £0 per year, with the amount of such salary reduction £14,167 per month or £170,000 per year), accruing monthly in arrears, to be paid on the Funding Date, provided that in the event the Funding Date does not occur prior to March 15, 2025, the amounts accrued will be forgiven in their entirety.

On March 7, 2024, Sir Marc Feldmann, Ph.D. provided notice to the Board of his resignation as a member of the Board, effective on the same date.

Effective on September 5, 2024, our wholly-owned subsidiary, Cannbiorex and the Company, entered into a Separation and Release Agreement with Sir Marc Feldmann (as amended, the “Feldmann Separation Agreement”).

Under the Feldmann Separation Agreement, the Company agreed to issue Sir Marc Feldmann 57,328 shares of common stock and options to purchase 20,000 shares of common stock with a term of two years and an exercise price of $1.95 per share, the closing sales price of the Company’s common stock on September 5, 2024, under the Company’s Second Amended and Restated Omnibus Incentive Plan to satisfy amounts owed to Sir Marc Feldmann in consideration for services previously rendered to Cannbiorex. Under the Feldmann Separation Agreement, Sir Marc Feldmann provided a customary general release to Cannbiorex and the Company, the Company and Cannbiorex provided a release to Sir Marc Feldmann, subject to certain exceptions, and Sir Marc Feldmann also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company and Cannbiorex. The shares have been issued.

Also effective on September 5, 2024, the Company entered into an Indemnification Agreement with Sir Marc Feldmann to provide for indemnification to Sir Marc Feldmann under Delaware law. Among other things, consistent with the Company’s Bylaws, the Indemnification Agreement generally requires that the Company (i) indemnify Sir Marc Feldmann from and against all expenses and liabilities with respect to proceedings to which Sir Marc Feldmann may be subject by reason of Sir Marc Feldmann’s service to the Company and its subsidiaries to the fullest extent authorized or permitted by Delaware law and (ii) advance all expenses incurred by Sir Marc Feldmann in connection with the investigation, defense, settlement or appeal of any proceeding, and in connection with any proceeding to enforce Sir Marc Feldmann’s rights under the Indemnification Agreement.

Consultancy Agreement and Consulting Agreement with Prof. Lawrence Steinman

On November 17, 2021, and effective on November 1, 2021, we entered into a Consulting Agreement with Lawrence Steinman, M.D., our then Executive Chairman (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Dr. Steinman agreed to provide certain consulting services to us, including, but not limited to, participating in defining and setting strategic objectives of the Company; actively seeking out acquisition and merger candidates; and having primary scientific responsibility for our α7nAChR platform (collectively, the “Services”). The initial term of the agreement was for one year (the “Initial Term”); provided that the agreement automatically extends for additional one year periods after the Initial Term (each an “Automatic Renewal Term” and the Initial Term together with all Automatic Renewal Terms, if any, the “Term”), subject to the Renewal Requirements (described below), in the event that neither party provided the other written notice of their intent not to automatically extend the term of the agreement at least 30 days prior to the end of the Initial Term or any Automatic Renewal Term, and since neither party has terminated the agreement, the current term of the agreement is through November 1, 2025, subject to further automatic extensions. The Term can only be extended for an Automatic Renewal Term, provided that (i) Dr. Steinman is re-elected to the Board at our Annual Meeting of Stockholders immediately preceding the date that such Automatic Renewal Term begins; (ii) the Board affirms his appointment as Co-Chairman for the applicable Automatic Renewal Term (or fails to appoint someone else as Co-Chairman prior to such applicable Automatic Renewal Term) and (iii) Dr. Steinman is continuing in his role of having the responsibility for the scientific development for the Company’s α7nAChR platform (the “Renewal Requirements”). The Consulting Agreement also expires immediately upon the earlier of: (i) the date upon which Dr. Steinman no longer serves as Co-Chairman and no longer has primary scientific responsibility for our α7nAChR platform; and (ii) any earlier date requested by either (1) us (as evidenced by a vote of a majority of the Board (excluding Dr. Steinman) at a meeting of the Board), or (2) Dr. Steinman (as evidenced by written notice from Dr. Steinman to the Board). Additionally, we may terminate the Consulting Agreement immediately and without prior notice if Dr. Steinman is unable or refuses to perform the Services, and either party may terminate the Consulting Agreement immediately and without prior notice if the other party is in breach of any material provision of the Consulting Agreement.

We agreed to pay Dr. Steinman $225,000 per year during the term of the agreement, along with a one-time payment of $43,750, representing the difference between his old compensation and new compensation, dating back to April 1, 2021. Pursuant to the Consulting Agreement, Dr. Steinman agreed to not compete against us, unless approved in writing by the Board, during the term of the agreement, and also agreed to certain customary confidentiality provisions and assignment of inventions requirements. The Consulting Agreement also has a 12-month non-solicitation prohibition following its termination.

Effective on April 27, 2022, the Company and Dr. Steinman entered into an amendment to the consulting agreement, pursuant to which the parties agreed effective March 1, 2022, that Dr. Steinman’s salary would be reduced by $56,250 (25%), and that such reduced amount would be accrued and paid on the Funding Determination Date.

On January 10, 2024, and effective on January 1, 2024, the Company entered into a Third Amendment to Consulting Agreement with Lawrence Steinman. Pursuant to the amendment, Dr. Steinman, effective as of January 1, 2024, agreed to a reduction of his base salary set forth in his consulting agreement by 100%, to $0 per year, with the amount of such salary reduction ($18,750 per month or $225,000 per year), accruing monthly in arrears, to be paid on the Funding Date, provided that in the event the Funding Date does not occur prior to March 15, 2025, the amounts accrued will be forgiven in their entirety.

On May 7, 2024, the Company entered into a Fourth Amendment to Consulting Agreement with Dr. Lawrence Steinman, the then Executive Chairman of the Board (the “Fourth Amendment”). Pursuant to the Fourth Amendment, Dr. Steinman waived and forgave all amounts accrued and owed to him under the Consulting Agreement through such date, and agreed that compensation payable to him under the Consulting Agreement moving forward would be $0, provided that as long as Dr. Steinman remains a member of the Board of the Company, he is to receive the same compensation payable to other non-executive members of the Board.

On July 31, 2025, Dr. Lawrence Steinman provided notice to the Board of his resignation as a member of the Board, effective as of August 4, 2025.

Prof. Jagdeep Nanchahal Consulting Agreement

On February 25, 2021, we (and CannBioRex Pharma Limited, which was added as a party to the agreement later), entered into a Consultancy Agreement dated February 22, 2021, and effective December 1, 2020, with Prof. Jagdeep Nanchahal (as amended, the “Consulting Agreement”). Prof. Nanchahal has been providing services to us and/or our subsidiaries since 2014, was previously a greater than 5% stockholder of the Company, and was previously the Chairman of our Clinical Advisory Board.

On March 31, 2021, we entered into a first amendment to Consultancy Agreement with Prof. Jagdeep Nanchahal (the “First Nanchahal Amendment”), which amended the Consultancy Agreement entered into with Prof. Nanchahal on February 25, 2021, to include CannBioRex, and an indirect wholly-owned subsidiary of the Company, as a party thereto, and to update the prior Consultancy Agreement to provide for cash payments due to Prof. Nanchahal to be paid by CannBioRex, for tax purposes, provide for CannBioRex to be party to certain other provisions of the agreement and to provide for the timing of certain cash bonuses due under the terms of the agreement.

Prof. Nanchahal is a surgeon scientist focusing on defining the molecular mechanisms of common diseases and translating his findings through to early phase clinical trials. He undertook his Ph.D., funded by the U.K. Medical Research Council, whilst a medical student in London and led a lab group funded by external grants throughout his surgical training. After completing fellowships in microsurgery and hand surgery in the USA and Australia, he was appointed as a senior lecturer at Imperial College. His research is focused on promoting tissue regeneration by targeting endogenous stem cells and reducing fibrosis. In 2013, his group identified anti-tumor necrosis factor (TNF) as therapeutic target for Dupuytren’s Contracture, a common fibrotic condition of the hand. He previously led a Phase 2b clinical trial funded by the Wellcome Trust and Department of Health to assess the efficacy of local administration of anti-TNF in patients with early-stage Dupuytren’s Contracture and a clinical trial for patients with early-stage frozen shoulder. He is a proponent of evidence-based medicine and was the only plastic surgery member of the NICE Guidance Development Groups on complex and non-complex fractures. He was a member of the group that wrote the Standards for the Management of Open Fractures published in 2020. This is an open-source publication to facilitate the care of patients with these severe injuries.

Pursuant to the Consulting Agreement, Prof. Nanchahal agreed, during the term of the agreement, to serve as a consultant to us and provide such services as the Chief Executive Officer and/or our Board shall request from time to time, including but not be limited to: (1) conducting clinical trials in the fields of Dupuytren’s Contracture, frozen shoulder and post-operative delirium/cognitive decline; and (2) conducting laboratory research in other fibrotic disorders, including fibrosis of the liver and lung (collectively, the “Services”).

In consideration for providing the Services, we (through CannBioRex Pharma Limited) agreed to pay Prof. Nanchahal 15,000 British Pounds (GBP) per month (approximately $20,800) during the term of the agreement, increasing to GBP 23,000 (approximately $32,000) on the date (a) of publication of the data from the phase 2b clinical trial for Dupuytren’s Contracture (RIDD) and (b) the date that we have successfully raised over $15 million in capital. The fee will increase annually thereafter to reflect progression in other clinical trials and laboratory research as approved by our Board. We also agreed to pay Prof. Nanchahal a bonus (“Bonus 1”) in the sum of GBP 100,000 upon submission of the Dupuytren’s Contracture clinical trial data for publication in a peer-reviewed journal, which submission occurred in December 2021, and which bonus was paid in December 2021. In addition, for prior work performed, including completion of the recruitment to the RIDD (Dupuytren’s) trial, we agreed to pay Prof. Nanchahal GBP 434,673 (approximately $605,000) (“Bonus 2”). At the election of Prof. Nanchahal, Bonus 2 shall be paid at least 50% (fifty percent) or more, as Prof. Nanchahal elects, in shares of our common stock, at a share price of $1,140.00 per share, or the share price on the date of the grant, whichever is lower, with the remainder paid in GBP. Bonus 2 shall be deemed earned and payable upon us raising a minimum of $15 million in additional funding, through the sale of debt or equity, after December 1, 2020 (the “Vesting Date”) and shall not be accrued, due or payable prior to such Vesting Date. Bonus 2 shall be payable by us within 30 calendar days of the Vesting Date. Finally, Prof. Nanchahal shall receive another one-time bonus (“Bonus 3”) of GBP 5,000 (approximately $7,000) on enrollment of the first patient to the phase 2 frozen shoulder trial, and another one-time bonus (“Bonus 4”) of GBP 5,000 (approximately $7,000) for enrollment of the first patient to the phase 2 delirium/POCD trial. On March 30, 2021, we issued Prof. Nanchahal 265 shares of our common stock in lieu of GBP 217,337 and on April 15, 2021, we issued Prof. Nanchahal 99 shares of our common stock in lieu of GBP 82,588. We also waived the requirement for the Company having to raise $15 million in order for Prof. Nanchahal to agree to receive an aggregate of GBP 300,000 via the issuance of shares. Prof. Nanchahal agreed that the remaining GBP 134,673 that is due pursuant to Bonus 2 shall be paid after we have raised a minimum of $15 million in additional funding. On August 23, 2021, at the request of Prof. Nanchahal, we agreed to issue Prof. Nanchahal 161 shares of common stock in consideration for the remaining 31% (or 134,749 GBP, or $184,606) of Bonus 2, based on a $1,140.00 per share price. The shares were issued under our 2020 Omnibus Incentive Plan, which has been approved by stockholders.

Effective on April 27, 2022, we and CannBioRex entered into a Second Amendment to Consulting Agreement with Prof. Jagdeep Nanchahal (the “Second Nanchahal Amendment”). Pursuant to the Second Nanchahal Amendment, Prof. Nanchahal agreed that upon acceptance of the data for the phase 2b clinical trial for Dupuytren’s disease for publication (which occurred March 1, 2022, subject to editing and final approvals), his monthly fee was increased to £23,000, provided that £4,000 of such increase shall be accrued and £19,000 per month of such fees shall be payable per our payroll practices in cash by us starting effective March 1, 2022, and until the earlier of (a) November 1, 2022 or (b) such time as our Board determines that we have sufficient cash on hand to pay such accrued amounts, which we expect will not be until we have raised a minimum of $15,000,000 (the “Funding Determination Date”), at which time all accrued amounts shall be due.

On December 28, 2022, we and CannBioRex, entered into a Third Amendment to Consultancy Agreement with Prof. Nanchahal (the “Third Nanchahal Amendment”). The Third Nanchahal Amendment amended the Consultancy Agreement to provide that the monthly cash fee payable to Prof. Nanchahal pursuant to such agreement would remain at its then current rate, £23,000 per month, through December 31, 2022, and then increase to £35,000 per month during the term of the Consultancy Agreement from January 1, 2023, until the end of the term of the Consultancy Agreement (collectively, the “Fee”). The Third Nanchahal Amendment also provided that the Fee will be adjusted yearly with the recommendation of our Board or the Compensation Committee of the Company, which will consider in its determination of the amount of such increase, the U.K. consumer price index and Prof. Nanchahal’s contributions to advancing our mission, among other things. The Third Nanchahal Amendment also provided that in the event the Consultancy Agreement is terminated by us for any reason other than cause, Prof. Nanchahal is entitled to a lump sum payment of 12 months of his monthly fee as of the date of termination.

Notwithstanding the above, the Board or Compensation Committee of the Company may grant Prof. Nanchahal additional bonuses from time to time in their discretion, in cash, stock or options.

The Consulting Agreement has an initial term of three years, and renews thereafter for additional three-year terms, until terminated as provided in the agreement, and currently has a term through December 1, 2026. The Consulting Agreement can be terminated by either party with 12 months prior written notice (provided our right to terminate the agreement may only be exercised if Prof. Nanchahal fails to perform his required duties under the Consulting Agreement), or by us immediately if (a) Prof. Nanchahal fails or neglects efficiently and diligently to perform the Services or is guilty of any breach of his obligations under the agreement (including any consent granted under it); (b) Prof. Nanchahal is guilty of any fraud or dishonesty or acts in a manner (whether in the performance of the Services or otherwise) which, in our reasonable opinion, has brought or is likely to bring Prof. Nanchahal, the Company or any of its affiliates into disrepute or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or (c) Prof. Nanchahal becomes bankrupt or makes any arrangement or composition with his creditors. If the Consulting Agreement is terminated by us for any reason other than cause, Prof. Nanchahal is entitled to a lump sum payment of 12 months of his fee as at the date of termination.

The Consulting Agreement includes a 12 month non-compete and non-solicitation obligation of Prof. Nanchahal, preventing him from competing against us in any part of any country in which he was actively engaged in our business, subject to certain exceptions, including research conducted at the University of Oxford. The Consulting Agreement also includes customary confidentiality and assignment of inventions provisions, in each case subject to our previously existing agreements with various universities, including the University of Oxford, where Prof. Nanchahal serves as a Professor of Hand, Plastic and Reconstructive Surgery.

Payment of Back Pay; 2021 Bonuses and Increases in Salaries

On April 27, 2023, and effective on January 1, 2023, we entered into (a) a Third Amendment to Employment Agreement with James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company; (b) a Third Amendment to Employment Agreement with Ozan Pamir, the Chief Financial Officer of the Company; and (c) a Third Amendment to Employment Agreement with Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company (collectively, the “Third Amendments”), which each amended the compensation agreements that were in place with such individuals.

The Third Amendments reflected (a) an increase in the salary of each of Dr. Woody, Mr. Pamir and Dr. Rothbard of 3.5%, effective as of January 1, 2023; and (b) in the case of Mr. Pamir, a further increase in salary to $380,000 per annum and an increase in his target bonus to 40%, effective April 1, 2023, as well as a change in his title to Chief Financial Officer.

On April 27, 2023, based on the recommendation of the Compensation Committee, the Board determined discretionary bonus compensation for the year ended December 31, 2021 for Dr. Woody ($50,000); Mr. Pamir ($22,500, which is in addition to $30,000 previously paid during 2021); and Dr. Rothbard ($10,000). The Board also determined that no other bonuses would be paid to any executive officer of the Company for fiscal 2021.

Effective April 27, 2023, the Board, with the recommendation of the Compensation Committee of the Board, approved the payment of $111,675 to Dr. Woody; $24,154 to Mr. Pamir; and $50,343 to Dr. Rothbard, in back pay owed to such officers. As a result, as of April 27, 2023, no back pay was owed to Dr. Woody, Mr. Pamir or Dr. Rothbard.

2024 Accruals

On January 10, 2024, and effective on January 1, 2024, we entered into (a) a Fourth Amendment to Amended and Restated Employment Agreement with James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company; and (b) a Fourth Amendment to Employment Agreement with Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company (collectively, the “Amendments”), which each amended the compensation agreements currently in place with such individuals.

Pursuant to the Amendments, each of Dr. Woody and Dr. Rothbard, effective as of January 1, 2024, agreed to a reduction of the base salaries set forth in their respective amended employment agreements, by 50%, to $245,000 per year for Dr. Woody and to $100,000 per year for Dr. Rothbard, with the amount of such salary reductions ($20,416 per month for Dr. Woody and $8,333 per month for Dr. Rothbard), accruing monthly in arrears, to be paid on the Funding Date, provided that in the event the Funding Date does not occur prior to March 15, 2025, the amounts accrued will be forgiven in their entirety.

As discussed in greater detail above, each of Dr. Woody and Dr. Rothbard have resigned from the Company and entered into separation agreements discussed in greater detail above, pursuant to which they waived any rights to the amounts accrued pursuant to the Amendments.

2022, 2023 and 2024 Bonuses

On January 29, 2024, the Board determined that no bonuses would be granted to management for the years ended December 31, 2022 or 2023, and that no bonus amounts would be accrued for the year ended December 31, 2024.

2025 Bonuses

On July 29, 2025, the Board with the recommendation of the Compensation Committee approved the payment of the following discretionary cash bonuses to the officers of the Company upon the closing of that certain securities purchase agreement dated July 29, 2025, pursuant to which Company sold, in a private placement 143,934,168 shares of common stock and pre-funded warrants to purchase an aggregate of 17,495,849 shares of common stock to certain investors in a private transaction, which closed on August 4, 2025 (the “PIPE Offering”): (a) Blair Jordan, Chief Executive Officer $191,250; and (b) Eric Van Lent, Chief Accounting Officer $50,000, each in consideration for such persons services rendered to the Company.

Option and Restricted Stock Grants; Accelerated Vesting

Effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the accelerated vesting of 160,000 shares of restricted common stock originally issued to Blair Jordan, the Company’s Chief Executive Officer, in February 2025, which were to vest at the rate of 1/2 of such shares on each of January 1, 2026 and December 31, 2026, subject to Mr. Jordan’s continued service to the Company, and instead provided for such shares to vest in full as of June 17, 2025.

Effective June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of stock options to certain individuals, including awards to the following named executive officers: (a) Blair Jordan, the Chief Executive Officer of the Company (options to purchase 410,000 shares); and (b) Eric R. Van Lent, the Chief Accounting Officer of the Company (options to purchase 25,000 shares), each in consideration for services rendered and to be rendered to the Company. The options were to vest at the rate of 1/2 of such options on each of the six and twelve month anniversaries of the grant date (the “June 2025 Executive Options”). The options have an exercise price of $0.9290 per share, the closing sales price of the Company’s common stock on the Nasdaq Capital market on June 17, 2025. The Options were granted under the Company’s 2025 Stock Option Plan.

Effective on June 17, 2025, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, 167,576 shares of restricted common stock to Blair Jordan, Chief Executive Officer of the Company and 8,174 shares of restricted common stock to Eric R. Van Lent, Chief Accounting Officer of the Company, which vest at the rate of 1/2 of such shares on each of the six and twelve month anniversaries of the grant date, subject to such persons continued service to the Company on the applicable vesting dates (the “June 2025 Executive Shares”). The grants will be evidenced by Notice of Restricted Stock Grants and Restricted Stock Grant Agreements entered into between the Company and each recipient. The grants were made under, and subject to the terms of, the Company’s Third Amended and Restated 2022 Omnibus Incentive Plan (the “2022 Plan”).

On July 29, 2025, the Board, with the recommendation of the Compensation Committee of the Board, Effective on July 11, 2025 and July 12, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the accelerated vesting of the June 2025 Executive Shares and June 2025 Executive Options, respectively, which vested in full on such dates.

On July 29, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved the grant of options to purchase 3,908,986 shares of common stock to Mr. Jordan with an exercise price of $2.92 per share pursuant to the 2025 Supplemental Option Incentive Plan, the approval of which plan is one of the proposals submitted for shareholder approval in this Proxy Statement. If stockholder approval is not received, the 2025 Supplemental Option Incentive Plan shall be unwound, and the outstanding options cancelled.

Effective August 8, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved (i) the grant of stock options to purchase 771,044 shares of common stock to Blair Jordan, the Chief Executive Officer of the Company. The options were granted pursuant to the Company’s 2025 Second Supplemental Option Incentive Plan, the approval of which is one of the proposals submitted for shareholder approval in this Proxy Statement. The options were granted at an exercise price of $3.01 per share. If stockholder approval is not received, the 2025 Second Supplemental Option Incentive Plan shall be unwound, and the outstanding options cancelled.

Pay Versus Performance

This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“NEOs”) and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation Committee evaluates compensation decisions.

Fiscal Year(1)	Summary Compensation Table Total for Blair Jordan (2)	Compensation Actually Paid to Blair Jordan(3)(4)	Summary Compensation Table Total for James N. Woody(2)	Compensation Actually Paid to James N. Woody(3)(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based on Total shareholder Return (“TSR”)(7)	Net Loss (in thousands)(8)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
2024	$140,107	140,107	$100,250	100,250	$137,688	$137,688	$0.12	$(6,168)
2023	$-	-	$656,800	605,147	$356,889	$351,330	$0.27	$(19,935)
2022	$-	-	$463,500	(1,366,665)	$437,699	$8,909	$4.35	$(38,726)

(1)	The following table lists the PEO and non-PEO NEOs for each of fiscal years 2024, 2023 and 2022:

Year	PEO	Non-PEO NEOs
2024	Blair Jordan and James N. Woody	Omar Jimenez, Ozan Pamir, Jonathan Rothbard
2023	James N. Woody	Ozan Pamir, Jonathan Rothbard, and Quan Anh Vu
2022	James N. Woody	Ozan Pamir, Jonathan Rothbard, and Quan Anh Vu

(2)	The dollar amounts reported in column (b) are the amounts of total compensation reported for our CEOs for each corresponding year in the “Total” column of the Summary Executive Compensation Table. Refer to “Executive and Director Compensation-Summary Executive Compensation Table”.

(3)	The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our PEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to the Summary Compensation Table for additional information).

(4)	The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to our PEOs in accordance with the Pay Versus Performance Rules:

Blair Jordan

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2024	$140,107	$-	$-	$140,107

James N. Woody

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2024	$100,250	$-	$-	$100,250
2023	$656,800	$(39,025)	$-	$605,147
2022	$463,500	$-	$(1,830,165)	$(1,366,665)

(A)	The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Executive Compensation Table for the applicable year.

(B)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Blair Jordan

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$-	$-	$-	$-	$-	$-	$-

James N. Woody

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$-	$-	$-	$-	$-	$-	$-
2023	$8,596	$(8,108)	$18,445	$(31,561)	$-	$-	$(12,628)
2022	$40,138	$(1,426,068)	$406,256	$(850,492)	$-	$-	$(1,830,165)

(5)	The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s Non-PEO NEOs as a group in the “Total” column of the Summary Executive Compensation Table in each applicable year.

(6)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with the Pay Versus Performance Rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the Pay Versus Performance Rules, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note (4)(B):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$137,688	$-	$-	$137,688
2023	$356,889	$(2,602)	$(2,957)	$351,330
2022	$437,699	$-	$(428,790)	$8,909

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2024	$-	$-	$-	$-	$-	$-	$-
2023	$859	$(1,304)	$3,612	$(6,124)	$-	$-	$(2,957)
2022	$11,774	$(367,087)	$81,450	$(154,927)	$-	$-	$(428,790)

(7)	Assumes $100 invested in our common shares on December 31, 2021, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2022, 2023 or 2024.

(8)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Relationship Between “Compensation Actually Paid” and Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Pay Versus Performance Rules) for a particular year. In accordance with the Pay Versus Performance Rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

Our company has not historically looked to net loss as a performance measure for our executive compensation program. Our net loss was $38.7 million in 2022, $19.9 million in 2023 and $6.17 million in 2024.

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to our PEOs and the average amount of compensation actually paid to our non-PEO NEOs as a group during the periods presented do have some correlation because a portion of their compensation has historically been in the form of long-term equity awards. The equity awards values are significantly impacted by changes in our stock price each period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards held by Named Executive Officers as of December 31, 2024.

Potential Payments Upon Termination

Pursuant to the Jordan Consulting Agreement, discussed above under “Current Compensation Arrangements-Jordan Consulting Agreement” between the Company, Blair Jordan, the Chief Executive Officer of the Company, and Jordan Consulting, if the agreement is terminated by Jordan Consulting for “good reason”, or by the Company without “just cause” (other than due to death or disability), Jordan Consulting is required to be paid, in a lump sum on the tenth day following such termination, a severance payment equal to: (i) two times the then current annualized Fee, together with all outstanding expenses and pro-rated Fee (through the date of termination); (ii) any unvested equity grant (including but not limited to options, restricted shares, RSUs and other equity incentives) will vest immediate; and (iii) two times any unpaid annual cash bonus in respect of any completed or partial fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year (and/or partial year, as the case may be) as determined by the compensation committee, which in any case shall be no less than 50% of the Fee before being multiplied by 2; and (iv) immediate vesting of any and all equity or equity-related awards. Any equity awards that vest based on various performance metrics will be vested only if such performance metrics have been met at the time of termination of service and will be determined solely by the Compensation Committee.

If the Jordan Consulting Agreement is terminated without “good reason” by Jordan Consulting or for “just cause” by the Company, Jordan Consulting is entitled to the Accrued Liabilities (as defined above), and any equity awards or equity-related awards that are not vested as of the date of termination will be cancelled and forfeited and any vested awards will be exercisable pursuant to their terms.

If the Jordan Consulting Agreement is terminated due to Mr. Jordan’s death or disability, Jordan Consulting or Mr. Jordan’s estate or his beneficiaries, as the case may be, will be entitled to receive (i) the Accrued Liabilities; (ii) any unpaid annual cash bonus in respect of any completed fiscal year that has ended prior to the date of such termination, with such amount determined based on actual performance during such fiscal year as determined by the Company’s Compensation Committee on the sixtieth day following termination; (iii) a lump sum payment of any non-discretionary annual cash bonus that would have been payable based on actual performance with respect to the year of termination in the absence of Mr. Jordan’s death or disability, pro-rated for the period that Mr. Jordan worked prior to his death or disability, and payable at the same time as the bonus would have been paid in the absence of Mr. Jordan’s death or disability; and (iv) immediate vesting of any and all equity or equity-related awards previously awarded to Jordan Consulting, irrespective of the type of award. As a condition precedent to payment of any amount or provision of any benefit to Mr. Jordan upon termination, Jordan Consulting and Mr. Jordan or Mr. Jordan’s estate, as applicable, shall execute and shall not rescind, a release in favor of the Company and all related companies, individuals, and entities, in a form satisfactory to the Company.

Upon termination of the Jordan Consulting Agreement or for any reason other than “good reason” by Jordan Consulting or the Company without “just cause”, Jordan Consulting and Mr. Jordan agreed that, for a period ending six months from the date of termination, Jordan Consulting and Mr. Jordan shall not (except on behalf of the Company or with the prior written consent of the Company), directly or indirectly, compete with the Company for a period of one year, neither Mr. Jordan, nor Jordan Consulting shall solicit employees or consultants of the Company, each as discussed in greater detail in the Jordan Consulting Agreement.

Additionally, if the Company and Mr. Jordan mutually decide that he should step down from the role of Chief Executive Officer of the Company, and this departure is not considered a termination for just cause by the Company or a resignation for good reason by Mr. Jordan under the Jordan Consulting Agreement, as amended, Mr. Jordan (or Jordan Consulting) will nonetheless receive the full compensation outlined in the agreement as if the Jordan Consulting Agreement had been terminated without just cause. This mutual termination will be documented in writing and the agreed payments will be made on the effective date of the termination, subject to Mr. Jordan and Jordan Consulting signing a standard release agreement in favor of the Company.

Pursuant to the EVL Consulting Agreement, discussed above under “Current Compensation Arrangements-EVL Consulting Agreement”, which is between the Company, Eric R. Van Lent, the Company’s Chief Accounting Officer, and EVL Consulting, respectively, the Company has the right to terminate the EVL Consulting Agreement at any time, provided that we pay EVL Consulting $25,000 upon such termination, payable within 60 days of such termination date.

Director Compensation

The following table sets forth compensation information with respect to our non-employee directors during our fiscal year ended December 31, 2024 (director compensation paid to our employee directors, if any, are included in the Summary Executive Compensation Table, above):

Name	Fees earned or paid in cash ($)	Stock awards ($)(5)		Option Awards ($)(5)		All other compensation ($)		Total ($)
Lawrence Steinman(1)	$30,000		$-	$		$-		$30,000
Ryan Smith(2)	$48,334		$-		$-	$-		$48,334
Jay Goodman(3)	$-		$-		$-	$-		$-
Stephen H. Shoemaker(4)	$-		$-		$-	$-		$-
Sir Marc Feldmann, Ph.D.(5)	$-	$			$-	$130,062	(6)	$130,062

*	The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)	Resigned as a member of the Board effective as of August 4, 2025.

(2)	Appointed as a member of the Board on March 7, 2024.

(3)	Appointed as a member of the Board on October 24, 2024 and resigned effective on June 13, 2025.

(4)	Appointed as a member of the Board on December 3, 2024.

(5)	Resigned as a member of the Board on March 7, 2024. Includes the fair value of 57,328 shares of common stock and options to purchase 20,000 shares of common stock with an exercise price of $1.95 per share, issued pursuant to a settlement agreement, valued as set forth in footnote (5), below.

(6)	Represents the aggregate grant date fair value of the award computed in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in our Consolidated Financial Statements. The values provided for these awards are based on applicable accounting standards and do not necessarily reflect the actual amounts realized or realizable.

Effective February 28, 2024, March 7, 2024, March 7, 2024, October 24, 2024 and December 3, 2024, the Board appointed Blair Jordan, Omar Jimenez, Ryan L. Smith, Jay Goodman and Stephen H. Shoemaker (collectively, the “Appointees” and the “Appointments”) as members of the Board, which Appointments were effective as of the same dates.

In connection with the appointment of each of Messrs. Jordan, Jimenez, Smith, Goodman, Shoemaker, Rudisill and Suckling, and Ms. Heter, to the Board, the Company entered into an offer letter with each of Messrs. Jordan, Jimenez, Smith, Goodman, Shoemaker, Suckling, Rudisill and Ms. Heter (collectively, the “Offer Letters”). The Offer Letters provide for each of Messrs. Jordan, Jimenez and Smith to be paid $40,000 per year as an annual retainer fee for serving on the Board (which amounts were subsequently increased to $50,000 by the Board) and Mr. Goodman and Mr. Shoemaker to be paid $50,000 per year as an annual retainer fee for serving on the Board; Mr. Jordan was to be paid $15,000 per year for serving as the then Lead Director; Mr. Jimenez was to be paid $10,000 per year for serving as the Chairman of the Audit Committee; Mr. Smith was to be paid $10,000 per year for serving as the Chairman of the Compensation Committee and Nominating and Corporate Governance Committee; and Mr. Goodman was to be paid $15,000 per year for serving as the Chairman of the Compensation Committee. The Company agreed to pay each of Messrs. Jordan, Jimenez, Smith, Goodman and Shoemaker in connection with their appointment to the Board, quarterly in arrears, and pro-rated for partial quarters. Mr. Jordan was paid an initial fee of $7,500. Messrs. Jimenez, Smith, Goodman and Shoemaker have the option of receiving half of their compensation in cash and half of their compensation in stock, or alternatively receiving all of their compensation in cash. Subsequently, Mr. Jordan stepped down as Lead Independent Director upon his appointment as Interim Chief Executive Officer and Mr. Jimenez stepped down as a member of the Audit Committee in connection with his appointment as Chief Financial Officer (which position he has since resigned), and in connection therewith, Mr. Jordan’s Offer Letter, Mr. Jimenez’s Offer Letter and Mr. Goodman’s Offer Letter, were terminated, effective October 24, 2024, December 2, 2024, and June 13, 2025. The Offer Letters for each of Messrs. Rudisill and Suckling, and Ms. Heter provide for Messrs. Rudisill and Suckling, and Ms. Heter to each be paid $350,000 per year as an annual retainer fee for serving on the Board.

Board Fees

Effective on May 7, 2024, the Board set the compensation payable to non-executive members of the Board of Directors for services on the Board, at (a) $50,000 per year for service on the Board; and (b) $15,000 for each Chairperson of a committee of the Board (provided that only one additional $15,000 payment shall be made even if the Director chairs multiple committees.

On February 4, 2025, the Board appointed independent director Ryan Smith, as Lead Independent Director of the Company, and agreed to pay Mr. Smith an additional $20,000 per year for his services in such role.

Effective February 20, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved the grant of 65,000 shares of Restricted Common Stock to each of the then non-executive members of the Board, i.e., Mr. Smith, Mr. Goodman, Dr. Steinman and Mr. Shoemaker, as long-term incentive plan compensation, for services to be rendered to the Company as non-executive directors and committee members, as applicable, for 2025, with such shares subject to vesting, if at all, at the rate of 1/2 of such shares on each of July 1, 2025 and December 31, 2025, subject to each holder’s continued service with the Company on such vesting dates, and subject to the terms of a Notice of Restricted Stock Grant and Restricted Stock Grant Agreement entered into between the Company and each of the non-executive directors. On June 17, 2025, the Board, with the recommendation of the Compensation Committee approved the acceleration of the options.

Release Agreement

On June 12, 2025, Mr. Jay Goodman resigned as a member of the Board effective on June 13, 2025, and entered into a Release Agreement with the Company dated June 12, 2025 (the “Release Agreement”).

Under the Release Agreement, the Company paid Mr. Goodman (a) $7,583.33 which was due as of the date of the Release Agreement in consideration for Board services rendered; (b) $36,750 representing the Board fees he would have received had he remained as a member of the Board through December 31, 2025; and (c) an additional payment of $54,000.

Under the Release Agreement, Mr. Goodman agreed to provide a customary general release to the Company, and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company. Mr. Goodman also confirmed that the 65,000 shares of common stock which he held which were subject to vesting and forfeiture were forfeited in connection with his resignation.

Accelerated Vesting of February 2025 Restricted Stock Awards

Effective June 17, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved the accelerated vesting of 160,000 shares of restricted common stock originally issued to Blair Jordan, the Company’s Chief Executive Officer, in February 2025, which were to vest at the rate of 1/2 of such shares on each of January 1, 2026 and December 31, 2026, subject to Mr. Jordan’s continued service to the Company, and instead provided for such shares to vest in full as of June 17, 2025.

June 2025 Option Grants

Effective June 17, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved the grant of stock options to certain individuals, including awards to the following named executive officers: (a) Blair Jordan, the Chief Executive Officer of the Company (options to purchase 410,000 shares); and (b) Eric R. Van Lent, the Chief Accounting Officer of the Company (options to purchase 25,000 shares), each in consideration for services rendered and to be rendered to the Company (the “Non-Executive Director Options”).

Also effective June 17, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved the grant of stock options to the non-executive members of the Board as follows: Ryan Smith, Lead Director, options to purchase 255,000 shares of common stock; Stephen H. Shoemaker, director, options to purchase 165,000 shares of common stock; and Dr. Lawrence Steinman, director, options to purchase 110,000 shares of common stock, each in consideration for services rendered and to be rendered to the Company.

The options were granted under the 2025 Option Incentive Plan (the “2025 Plan”) and have a term of ten years, subject in all cases to the terms and conditions of the 2025 Plan and the award agreements to be entered into to evidence such grants, and each officer’s continued service with the Company. The options vest at the rate of 1/2 of such options on each of the six and twelve month anniversaries of the grant date. The options have an exercise price of $0.9290 per share, the closing sales price of the Company’s common stock on the Nasdaq Capital market on June 17, 2025.

June 2025 Restricted Stock Awards

Effective on June 17, 2025, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, 102,181 shares of restricted common stock to Ryan Smith, Lead Director, 67,439 shares of restricted common stock to Stephen H. Shoemaker, director, and 44,959 shares of common stock to Dr. Lawrence Steinman, director, which vest at the rate of 1/2 of such shares on each of the six and twelve month anniversaries of the grant date, subject to such persons continued service to the Company on the applicable vesting dates (the “Non-Executive Director Shares”). The grants were evidenced by Notice of Restricted Stock Grants and Restricted Stock Grant Agreements entered into between the Company and each recipient. The grants were made under, and subject to the terms of, the 2022 Plan.

Option Grants; Accelerated Vesting

Effective on July 11, 2025 and July 12, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the accelerated vesting of the Non-Executive Director Shares and Non-Executive Director Options, respectively, which vested in full on such dates.

On July 29, 2025, the Board, with the recommendation of the Compensation Committee approved (a) Ryan Smith, Lead Director, to be paid $191,250 in consideration for additional director’s services rendered in connection with the PIPE Offering; and (b) Steven Shoemaker, director to be paid $67,500 in consideration for additional director’s services rendered in connection with the PIPE Offering.

On July 29, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved annual compensation payable to non-executive members of the Board of Directors be increased to $350,000 per year, payable as an annual cash retainer.

On July 29, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved the grant of options to purchase 3,908,986 shares of common stock to Mr. Smith and options to purchase 919,761 shares of common stock to Mr. Shoemaker with an exercise of $2.92 per share pursuant to the 2025 Supplemental Option Incentive Plan, the approval of which is one of the proposals submitted for shareholder approval in this Proxy Statement. If stockholder approval is not received, the 2025 Supplemental Option Incentive Plan shall be unwound, and the outstanding options cancelled.

Effective August 8, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved (i) the grant of stock options to purchase 771,044 shares of common stock to Ryan Smith, the Lead Director of the Company; and (ii) the grant of stock options to purchase 181,422 shares of common stock to Stephen Shoemaker, an independent member of the Board of Directors of the Company. The options were granted pursuant to the Company’s 2025 Second Supplemental Option Incentive Plan, the approval of which is one of the proposals submitted for shareholder approval in this Proxy Statement. The options were granted at an exercise price of $3.01 per share. If stockholder approval is not received, the 2025 Second Supplemental Option Incentive Plan shall be unwound, and the outstanding options cancelled.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2024, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted- average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders(1)	21,629	$28.25	800,097
Equity compensation plans not approved by stockholders(2)	167	$2,007.00	-
Total	21,796		800,097

(1)	Options granted and awards available for future issuance under the 2020 OIP (defined below) and 2022 OIP (defined below), each discussed below.

(2)	This relates to five-year warrants granted on March 12, 2021, for the purchase of 167 shares of our common stock at an exercise price of $2,007.00 held by Alliance Global Partners, which have since expired unexercised.

2020 Omnibus Incentive Plan

We have reserved 9,784 shares of our common stock for grant under our 2020 Omnibus Incentive Plan (“2020 OIP”), of which 7,000 shares are available for future awards as of the Record Date.

The purpose of the 2020 OIP is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Awards under the 2020 OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

2022 Omnibus Incentive Plan

We have reserved 5,000,000 shares of our common stock for grant under our 2022 Omnibus Incentive Plan, as amended and restated (“2022 OIP”), of which 3,666,667 shares are available for future awards as of the Record Date.

The purpose of the 2022 OIP is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Awards under the 2022 OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

2025 Option Incentive Plan

On June 17, 2025, the Board, with the recommendation of the Compensation Committee of the Board, adopted the Company’s 2025 Option Incentive Plan (the “2025 Plan”) and the 2025 Plan was subsequently approved by our stockholders in July 2025 in accordance with the rules of the Nasdaq Capital Market.

The 2025 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the 2025 Plan (including as discussed above and any limitations provided by federal or state securities laws), to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the 2025 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Nonqualified (non-statutory stock options) granted under the 2025 Plan are not intended to qualify as incentive stock options under the Code.

A total of 1,000,000 shares of common stock are reserved for awards under the 2025 Plan, none of which are available for grant as of the Record Date.

2025 Supplemental Option Incentive Plan

On July 29, 2025, the Board, with the recommendation of the Compensation Committee of the Board, adopted the Company’s 2025 Supplemental Option Incentive Plan (the “2025 Supplemental Plan”). Notwithstanding such adoption, in accordance with the rules of The Nasdaq Capital Market, following the date of adoption, but prior to the Shareholder Approval Date (as defined below), (i) no stock options granted thereunder can be exercised, and (ii) if Shareholder Approval (as defined below) is not received, the 2025 Supplemental Plan is to be unwound, and the outstanding stock options granted thereunder cancelled (the “Nasdaq Pre-Approval Requirements”). The 2025 Supplemental Plan has not yet been approved by the Company’s stockholders. The 2025 Supplemental Plan was adopted, in accordance with the rules of The Nasdaq Capital Market, which allow the Company to adopt an equity arrangement and grant options thereunder prior to obtaining stockholder approval, provided that (i) no options can be exercised prior to obtaining stockholder approval, and (ii) the plan can be unwound, and the outstanding options cancelled, if stockholder approval is not obtained.

Shareholder approval of the 2025 Supplemental Plan is required to be received within twelve (12) months of the date of adoption of the 2025 Supplemental Plan by the Board (the “Shareholder Approval” and the date of such Shareholder Approval, the “Shareholder Approval Date”). Additionally, the grant of incentive stock options under the 2025 Supplemental Plan is subject to Shareholder Approval.

The 2025 Supplemental Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the 2025 Supplemental Plan (including as discussed above and any limitations provided by federal or state securities laws), to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the 2025 Supplemental Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Nonqualified (non-statutory stock options) granted under the 2025 Supplemental Plan are not intended to qualify as incentive stock options under the Code.

A total of 9,197,614 shares of common stock are reserved for awards under the 2025 Supplemental Plan, none of which are available for grant as of the Record Date.

The Company is seeking approval of the 2025 Supplemental Plan at the Special Meeting.

2025 Second Supplemental Option Incentive Plan

On August 8, 2025, the Board, with the recommendation of the Compensation Committee of the Board, adopted the Company’s 2025 Second Supplemental Option Incentive Plan (the “Second 2025 Supplemental Plan”). Notwithstanding such adoption, in accordance with the rules of The Nasdaq Capital Market, following the date of adoption, but prior to the Second Plan Shareholder Approval Date (as defined below), (i) no stock options granted thereunder can be exercised, and (ii) if the Second Plan Shareholder Approval (as defined below) is not received, the Second 2025 Supplemental Plan is to be unwound, and the outstanding stock options granted thereunder cancelled (the “Second Plan Nasdaq Pre-Approval Requirements”). The Second 2025 Supplemental Plan has not yet been approved by the Company’s stockholders, in accordance with the rules of The Nasdaq Capital Market, which allow the Company to adopt an equity arrangement and grant options thereunder prior to obtaining stockholder approval, provided that (i) no options can be exercised prior to obtaining stockholder approval, and (ii) the plan can be unwound, and the outstanding options cancelled, if stockholder approval is not obtained.

Shareholder approval of the Second 2025 Supplemental Plan is required to be received within twelve (12) months of the date of adoption by the Board (the “Second Plan Shareholder Approval” and the date of such Second Plan Shareholder Approval, the “Second Plan Shareholder Approval Date”). Additionally, the grant of incentive stock options under the Second 2025 Supplemental Plan is subject to the Second Plan Shareholder Approval.

A total of 1,814,221 shares of common stock are reserved for awards under the Second 2025 Supplemental Plan, none of which are available for grant as of the Record Date.

The Company is seeking approval of the Second 2025 Supplemental Plan at the Special Meeting.

Certain Relationships and Related Party Transactions

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, beginning on page 24, which information is incorporated into this “Certain Relationships and Related Party Transactions”, by reference, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Related Party Agreements

Service Agreement with Prof. Sir Marc Feldmann

See “Service Agreement with Prof. Sir Marc Feldmann (former Co-Executive Chairman)” under “Description of Material Consulting Agreements”, in the section entitled “Executive and Director Compensation”, above.

Prof. Jagdeep Nanchahal Consulting Agreement

See “Prof. Jagdeep Nanchahal Consulting Agreement” under “Description of Material Consulting Agreements”, in the section entitled “Executive and Director Compensation”, above.

Prof. Lawrence Steinman Consultancy Agreement and Consulting Agreement

See “Consultancy Agreement with Prof. Lawrence Steinman” and “Lawrence Steinman, M.D. Consulting Agreement” under “Description of Material Consulting Agreements”, in the section entitled “Executive and Director Compensation”, above.

Jordan Consulting Agreement

See “Jordan Consulting Agreement” under “Current Compensation Agreements”, in the section entitled “Executive and Director Compensation”, above.

EVL Consulting Agreement

See “EVL Consulting Agreement” under “Current Compensation Agreements”, in the section entitled “Executive and Director Compensation”, above.

PIPE Equity Financing

In addition (i) PCAO LLC, of which Mr. Rudisill, our Executive Chairman, is the founder and managing partner, and therefore deemed to beneficially own the securities held by such entity, has entered into a Strategic Advisor Agreement with the Company dated July 29, 2025, and received warrants to purchase 4,807,873 shares of common stock of the Company with an exercise price of $2.775 per share on July 29, 2025 and warrants to purchase 957,002 shares of common stock of the Company with an exercise price of $3.445 per share on August 8, 2025, each of which have cashless exercise rights and remain outstanding until such time as such warrants are exercised, in consideration for strategic advisory services agreed to be rendered, and (ii) Pelagic Capital Advisors LLC, of which Mr. Rudisill is the managing partner and founder, and three beneficiary partnerships which he advises, and therefore is deemed to beneficially own the securities held by such entity, has purchased 566,035 shares of common stock in the PIPE Offering.

Voting Agreements

On May 7, 2024, Dr. James N. Woody resigned as Chief Executive Officer of the Company and entered into a Separation and Release Agreement with the Company. Under the Separation Agreement, the Company agreed to (a) pay Dr. Woody $50,000 in cash, less all applicable withholdings and required deductions; (b) issue Dr. Woody 25,000 fully-vested shares of the Company’s common stock; and (c) provide Dr. Woody the right to earn an additional $50,000 in the event we complete a change of control transaction (the “Change of Control Bonus”) within 24 months of the resignation date or we raise at least $5 million within 12 months from the resignation date, the total fair value of which is included above in “All Other Compensation”.

On February 5, 2025, we entered into a First Amendment to Separation and Release Agreement with Dr. Woody (the “First Amendment”). Pursuant to the First Amendment, Dr. Woody and the Company agreed to amend the terms of the May 7, 2024 Separation and Release Agreement, to terminate the Change of Control Bonus and for the Company to instead issue Dr. Woody $60,000 in shares of restricted common stock of the Company (or 43,166 shares of common stock, based on the closing sales price of the Company’s common stock on February 5, 2025, which closing price was $1.39 per share, the “Separation Shares”). The Separation Shares include piggyback registration rights for a resale registration statement relative to the Separation Shares for a period of six (6) months.

The First Amendment also required Dr. Woody to enter into a Voting Agreement with the Company. Pursuant to the Voting Agreement, which was entered into on February 5, 2025, by Dr. Woody, the Company, and Blair Jordan, the Company’s Chief Executive Officer, solely for the benefit of the Company, Dr. Woody agreed to vote the Separation Shares as recommended by the Board, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to February 5, 2026; the date after August 5, 2025, that Dr. Woody has sold all of the Separation Shares; or the date that the Company terminates the Voting Agreement. In order to enforce the terms of the Voting Agreement, and solely for the benefit of the Company, Dr. Woody provided Mr. Jordan (or his assigns) an irrevocable voting proxy to vote the Separation Shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. The Voting Agreement also provided a restriction on Dr. Woody’s sale or transfer of any of the Separation Shares until August 5, 2025.

On February 21, 2025, as a required condition to the entry into a Mutual Settlement and General Release Agreement with Dr. Marlene Krauss (“Dr. Krauss”), the former Chief Executive Officer and director of KBL Merger Corp. IV, the Company’s predecessor, and KBL IV Sponsor, LLC, the Company’s former sponsor, the Company, Mr. Jordan and Dr. Krauss, entered into a Voting Agreement, whereby Dr. Krauss agreed to vote a total of 200,000 shares of the Company’s common stock, as recommended by the Board, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to August 21, 2025. In order to enforce the terms of the Voting Agreement, Dr. Krauss provided Mr. Jordan (or his assigns), solely for the benefit of the Company, an irrevocable voting proxy to vote the 200,000 shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders. The Voting Agreement terminated automatically on August 21, 2025.

In connection with the Elray Settlement Agreement, discussed in greater detail below under “Elray and Luxor Settlement Agreement”, Elray was required to enter into a Voting Agreement with the Company. Pursuant to the Voting Agreement, which was entered into on April 28, 2025, by Elray, the Company, and Blair Jordan, the Company’s Chief Executive Officer, solely for the benefit of the Company, Elray agreed to vote any Elray Shares which it continued to hold, as recommended by the Board, at any meeting of stockholders or via any written consent of stockholders, which may occur prior to April 28, 2026. In order to enforce the terms of the Voting Agreement, and solely for the benefit of the Company, Elray provided Mr. Jordan (or his assigns) an irrevocable voting proxy to vote the Elray Shares pursuant to the guidelines set forth above at any meeting of stockholders or via any written consent of stockholders.

Except for the limited right to vote such shares pursuant to the Voting Agreements, Mr. Jordan has no dispositive control over the shares, nor any pecuniary interest therein.

Conversion of Series B Convertible Preferred Stock

On March 27, 2025, Elray Resources, Inc., the sole holder of the Series B Convertible Preferred Stock of the Company, and a greater than 5% stockholder, converted all 1,000,000 outstanding shares of Series B Convertible Preferred Stock of the Company which it then held into 1,318,000 shares of common stock (1.318 shares of common stock for each share of Series B Convertible Preferred Stock converted), in accordance with the terms of such preferred stock and the optional conversion right set forth therein.

Elray and Luxor Settlement Agreement

On April 28, 2025, the Company entered into a Settlement and Mutual Release Agreement (the “Settlement Agreement”) with Elray Resources, Inc. (“Elray”), a greater than 5% stockholder, and Luxor Capital, LLC (“Luxor”). Elray and Luxor are both controlled by Anthony Brian Goodman, the father of our former director, Jay Goodman. The Settlement Agreement and related arrangements discussed below resolved certain disputes which had arisen between the parties relating to among other things, certain potential acquisitions.

Pursuant to the Settlement Agreement: (a) the Company agreed to acquire all of the Elray Shares, which were issued in March 2025, upon the conversion of 1,000,000 shares of Series B Convertible Preferred Stock which Elray then held (representing 23.1% of the Company’s currently outstanding shares of common stock), in exchange for an aggregate settlement payment of $1 million, consisting of (i) $350,000 payable to Elray within five business days of the Settlement Agreement (the “Elray Payment”) (which payment has been made) and (ii) $650,000 payable to Luxor (“Luxor Payment”) (which payment has been made). Amounts due to Luxor were be payable by way of 20% of proceeds raised by the Company in future capital raises until paid in full; and (b) the Company, Elray, and Luxor exchanged mutual general releases from claims arising from prior negotiations and agreements, with limited exceptions for obligations under the Settlement Agreement and confidentiality requirements.

In connection with the settlement, Elray agreed to deliver five stock powers authorizing cancellation of the Elray Shares, to be held in escrow and released proportionally at the option of the Company, as settlement payments are made, with all remaining shares canceled once the full amounts of the Elray Payment and Luxor Payment are made. The stock powers are to be released in tranches, with the stock power relating to the initial 461,300 Elray Shares eligible to be released from escrow upon payment of the Elray Payment, and the remaining four stock powers, each providing for the transfer of 214,175 shares, to be released upon the payment by the Company to Luxor of each additional $162,500.

Luxor also agreed to indemnify the Company against any claims brought by a third party related to certain prior negotiations involving an online casino asset acquisition.

The Settlement Agreement included customary representations and warranties of the parties and confidentiality requirements.

The Settlement Agreement also required Elray to enter into the Voting Agreement with the Company, discussed in greater detail above under “-Voting Agreements”.

The Settlement Agreement and related transactions were approved by the Board, as well as the Company’s Audit Committee, with Mr. Jay Goodman abstaining.

The Settlement Agreement has no effect on the Company’s ownership of, or rights associated with, certain source code and intellectual property relating to an online blockchain casino which the Company acquired from Elray in September 2024, nor Elray’s ownership of warrants to purchase 3,000,000 shares of common stock with an exercise price of $1.68 per share, which were exercised on a cashless basis on July 27, 2025 resulting in the net issuance of 1,320,000 shares of Company common stock.

General and Administrative - Related Parties

General and Administrative Expenses - Related Parties during the years ended December 31, 2024 and 2023, were $0 and $46,555, respectively. Of the expenses incurred during 2024 and 2023, these primarily relate to professional fees paid to current or former officers, directors or greater than 10% investors, or affiliates thereof.

Accounts Payable - Related Parties

Accounts payable - related parties were $684,181 and $266,009 as of December 31, 2024 and 2023, respectively, and consist of amounts due to certain officers and directors of the Company, as well as deferred compensation for certain executives. For the accounts payable - related party balance as of December 31, 2024 and 2023, approximately $0 and $210,000, respectively, relates to income taxes payable to the U.K. government for the salary of Prof. Sir Marc Feldmann, who previously served as the Chairman, CEO and Executive Director of CannBioRex.

Research and Development Expenses - Related Parties

During the year ended December 31, 2024, we incurred research and development expenses - related parties of $567,832, compared to $480,777 incurred for the year ended December 31, 2023, representing an increase of $87,055 or 18%. The change is mainly attributable to an overall increase in research and development (R&D) program spending based on Company resource allocation.

Release Agreement with Jay Goodman

See “Release Agreement”, in the section entitled “Executive and Director Compensation”, above.

Accelerated RSU Vesting, Accelerated Option Vesting, Restricted Stock Grants and Option Grants

See “Option and Restricted Stock Grants; Accelerated Vesting”, “Accelerated Vesting of February 2025 Restricted Stock Awards”, “June 2025 Option Grants”, “June 2025 Restricted Stock Awards”, and “Option Grants; Accelerated Vesting”, in the section entitled “Executive and Director Compensation”, above.

Related Party Litigation

Action Against Former Executive of KBL

On September 1, 2021, the Company initiated legal action in the Chancery Court of Delaware against Dr. Marlene Krauss, the Company’s former Chief Executive Officer and director (“Dr. Krauss”) and two of her affiliated companies, KBL IV Sponsor, LLC and KBL Healthcare Management, Inc. (collectively, the “KBL Affiliates”) for, among other things, engaging in unauthorized monetary transfers of the Company’s assets, non-disclosure of financial liabilities within the Company’s Consolidated Financial Statements, issuing shares of stock without proper authorization; and improperly allowing stockholder redemptions to take place. The Company’s complaint alleged multiple causes of action against Dr. Krauss and/or the KBL Affiliates, and sought compensatory damages in excess of $11,286,570, together with interest, attorneys’ fees and costs.

On October 5, 2021, Dr. Krauss and the KBL Affiliates filed an Answer, Counterclaims and Third-Party Complaint against the Company and twelve individuals who are, or were, directors and/or officers of the Company, i.e., Marc Feldmann, Lawrence Steinman, James N. Woody, Teresa DeLuca, Frank Knuettel II, Pamela Marrone, Lawrence Gold, Donald A. McGovern, Jr., Russell T. Ray, Richard W. Barker, Shoshana Shendelman and Ozan Pamir (collectively, the “Third-Party Defendants”). On February 24, 2022, Dr. Krauss filed an amended Answer, Counterclaims and Third-Party Complaint (the “Amended Counterclaims”), which, among other things, dismissed Teresa DeLuca, Frank Knuettel II, Pamela Marrone, Russell T. Ray, Richard W. Barker and Shoshana Shendelman. In essence, the Amended Counterclaims allege that the Company and the remaining Third-Party Defendants made alleged misstatements against Dr. Krauss in SEC filings, failed to register her shares in the Company so that they could be traded, and failed to pay to Dr. Krauss the amounts alleged to be owing under a promissory note in the principal amount of $371,178, plus an additional $300,000 under Dr. Krauss’s resignation agreement. On April 19, 2022, Dr. Krauss stipulated to dismiss all of her counterclaims against both Donald A. McGovern, Jr. and Lawrence Gold.

On June 25, 2024, Dr. Krauss filed a Motion for partial summary judgment on her claim that the Company failed to register her shares.

Action Against the Company by Dr. Krauss

On August 19, 2021, Dr. Krauss initiated legal action in the Chancery Court of Delaware against the Company. The Complaint alleged that the Company was obligated to advance expenses including, attorney’s fees, to Dr. Krauss for the costs of defending against an SEC investigation and Subpoenas, and that the Company is also required to reimburse Dr. Krauss for the costs of bringing this lawsuit against the Company. On September 3, 2021, Dr. Krauss filed an Amended Complaint which further alleged that Dr. Krauss was also allegedly entitled to advancement by the Company of her expenses, including attorney’s fees, for the costs of defending against the Third-Party Complaint in the Tyche action referenced below, and the costs of defending against the Company’s own Complaint against Dr. Krauss as described above. On or about September 23, 2021, the Company filed its Answer to the Amended Complaint in which the Company denied each of Dr. Krauss’ claims and raised numerous affirmative defenses.

On November 15, 2021, Dr. Krauss filed a Motion for Summary Adjudication as to certain of the issues in the case, which was opposed by the Company. On March 7, 2022, the Court issued a decision denying the Motion in part and granting it in part. The Court then issued an Order implementing such decision on March 29, 2022. The parties subsequently engaged in proceedings as set forth in that Order, and the Company was required to pay a portion of those fees while objecting to the remaining portion of disputed fees. On October 10, 2022 and January 18, 2023, Dr. Krauss filed applications to compel the Company to pay the full amount of fees requested by Dr. Krauss for May-October 2022, and to modify the Court’s Order. On May 3, 2023, the Court issued an Order granting both of Dr. Krauss’s Applications for payment of attorney’s fees totaling $714,557, which amount was paid in May 2023.

In 2022 and 2023, we made payments in the aggregate amount of $2,566,850 and $1,115,254, respectively, to our former Chief Executive Officer, Dr. Marlene Krauss, a then greater than 5% stockholder, in settlement of certain claims by Dr. Krauss for the advancement of expenses incurred by Dr. Krauss in certain pending legal matters to which Dr. Krauss, pursuant to our organizational documents and Delaware law, was determined to be owed indemnification for.

On February 21, 2025, we entered into a Mutual Settlement and General Release Agreement with Dr. Krauss and KBL IV Sponsor, LLC (“KBL Sponsor”) (the “Settlement Agreement”). Pursuant to the Settlement Agreement, the Company agreed to (1) pay $50,000 within twenty days from February 21, 2025 (the “Cash Payment”), which amount was timely paid, and (2) issue 200,000 shares of restricted common stock within three business days (the “Krauss Shares”), which shares were timely issued. The Krauss Shares include piggyback registration rights for a resale registration statement relative to the Krauss Shares for a period of six (6) months.

The Settlement Agreement also required Dr. Krauss to enter into a Voting Agreement with the Company, which is discussed in greater detail above under “-Voting Agreements”.

The Settlement Agreement required Dr. Krauss to file a dismissal of her court actions within ten days after receipt of the Cash Payment and that the Company, Dr. Krauss and KBL Sponsor dismiss all of their claims against one another with prejudice, each of which requirements have occurred to date.

Action Against Tyche Capital LLC

The Company commenced and filed an action against defendant Tyche Capital LLC (“Tyche”) in the Supreme Court of New York in the County of New York on April 15, 2021. In its Complaint, the Company alleged claims against Tyche arising out of Tyche’s breach of its written contractual obligations to the Company as set forth in a “Guarantee and Commitment Agreement” dated July 25, 2019, and a “Term Sheet for KBL Business Combination With CannBioRex” dated April 10, 2019 (collectively, the “Subject Guarantee”), and claimed that Tyche’s breach of the Subject Guarantee caused the Company damages in the amount of at least $6,776,686.

On or about May 17, 2021, Tyche responded to the Company’s Complaint by filing an Answer and Counterclaims against the Company alleging that it was the Company, rather than Tyche, that had breached the Subject Guarantee. Tyche also filed a Third-Party Complaint against six third-party defendants, including three members of the Company’s management, Sir Marc Feldmann, Dr. James Woody, and Ozan Pamir (collectively, the “Individual Company Defendants”), claiming that they allegedly breached fiduciary duties to Tyche with regards to the Subject Guarantee.

On November 23, 2021, the Court granted the Company’s request to issue an Order of attachment against all of Tyche’s shares of the Company’s stock that had been held in escrow. In so doing, the Court found that the Company had demonstrated a likelihood of success on the merits of the case based on the facts alleged in the Company’s Complaint.

On February 18, 2022, Tyche filed an Amended Answer, Counterclaims and Third-Party Complaint. On August 25, 2022, the Court granted the Company’s Motion to Dismiss each of the Individual Company Defendants, and also three of the four Counterclaims brought against the Company, leaving only Tyche’s declaratory relief claim. On August 26, 2022, Tyche filed a Motion to vacate or modify the Company’s existing attachment Order against Tyche’s shares of the Company’s stock held in escrow, however, the Court summarily denied such Motion on January 3, 2023. Although Tyche subsequently filed a Notice of Appeal as to that denial, on May 4, 2023, the Appellate Court unanimously affirmed the ruling of the lower Court in the Company’s favor.

On January 30, 2023, the Company filed a Notice of Motion for Summary Judgment. In hearings held on September 11 and 19, 2023, the Court granted the Company’s Motion, but referred the question as to the amount of the Company’s damages against Tyche to a special referee. Tyche filed a Notice of Appeal as to the Court’s ruling.

On June 30, 2024, the Company entered into a written Settlement Agreement with Tyche and Ronald Bauer and Samantha Bauer to fully resolve this action with Tyche and the Bauer action referenced below. The Settlement Agreement has been fully signed, and the parties have performed the following terms: forgiveness of loans to the Company by the Bauer Defendants, exoneration of the Company’s $50,000 bond in the Tyche action, complete mutual releases of all claims and counterclaims in both actions, and dismissal of both the Tyche action and the Bauer action in their entireties. As a result of forgiveness of loans payable to the Bauer Defendants totaling $81,720, and accrued interest of $25,171, as well as release of the Company’s $50,000 bond, the Company recognized a gain of $156,891 during the three months ended June 30, 2024. Pursuant to the Settlement Agreement the Company cancelled 2,385 shares of common stock previously held by Tyche on January 30, 2025. In addition, Ronald Bauer and Samantha Bauer agreed to indemnify the Company and its subsidiaries from any collection attempts, actions or proceedings brought by Cambridge Capital Ltd. (“Cambridge”) and Park Lane Capital, Ltd. (“Park Lane”). Cambridge and Park Lane have made certain loans to the Company or its subsidiaries in the aggregate amount of approximately $130,000. Cambridge and Park Lane have made a demand for payment and the Company provides no assurance that Ronald and Samantha Bauer will indemnify the Company or that the Company will not be forced to repay such amounts.

Action Against Ronald Bauer & Samantha Bauer

The Company and two of its wholly-owned subsidiaries, Katexco Pharmaceuticals Corp. and CannBioRex Pharmaceuticals Corp. (collectively, the “Company Plaintiffs”), initiated legal action against Ronald Bauer and Samantha Bauer, as well as two of their companies, Theseus Capital Ltd. and Astatine Capital Ltd. (collectively, the “Bauer Defendants”), in the Supreme Court of British Columbia on February 25, 2022. The Complaint claims that the Bauer Defendants misappropriated funds and stock shares, engaged in unauthorized stock sales, and obtained improper travel expenses. The Bauer Defendants filed a Response denying the Civil Claim Complaint of the Company on May 6, 2022.

On June 30, 2024, the Company Plaintiffs, Tyche and the Bauer Defendants entered into the Settlement Agreement described above, which fully resolves this action.

Declaratory Relief Action Against the Company by AmTrust International

On June 29, 2022, AmTrust International Underwriters DAC (“AmTrust”), which was the premerger directors’ and officers’ insurance policy underwriter for KBL, filed a declaratory relief action against the Company in the U.S. District Court for the Northern District of California (the “Declaratory Relief Action”) seeking a declaration that AmTrust is not obligated to reimburse the Company for fees advanced by the Company to Dr. Krauss and George Hornig under the directors’ and officers’ insurance policy.

On September 20, 2022, the Company filed its Answer and Counterclaims against AmTrust for bad faith breach of AmTrust’s insurance coverage obligations to the Company under the subject insurance policy, seeking at least $2 million in compensatory damages, and punitive damages. In addition, the Company brought a Third-Party Complaint against its excess insurance carrier, Freedom Specialty Insurance Company (“Freedom”) seeking declaratory relief that Freedom will also be required to honor its policy coverage as soon as the amount of AmTrust’s insurance coverage obligations to the Company has been exhausted. On October 25, 2022, AmTrust filed its Answer to the Company’s Counterclaims and, on October 27, 2022, Freedom filed its Answer to the Third-Party Complaint.

On November 22, 2022, the Company filed a Motion for Summary Adjudication against both AmTrust and Freedom and, on April 21, 2023, the Court issued an Order Granting in Part and Denying in Part the Company’s Motion. This Order essentially ruled in favor of the Company on nearly all of the issues in the case, but found there were still issues of disputed facts as to the Change in Control exclusion contained within the policies, which precluded the Court from granting the remainder of the Company’s requests for summary adjudication as a matter of law.

On August 4, 2023, the Court granted the Company’s request to file a second motion for partial summary judgment, this one being on the issue of whether AmTrust should be required to advance to the Company the defense costs being incurred by Dr. Krauss and Mr. Hornig during the pendency of the case. On February 12, 2024, the Court granted the Company’s Motion and ordered that: (a) AmTrust is obligated under its insurance policy to advance to the Company all defense costs in excess of the deductible that the Company has advanced, or will advance, to Dr. Krauss and Mr. Hornig in connection with the SEC Subpoenas, and (b) upon exhaustion of the AmTrust insurance policy, Freedom is obligated to do the same pursuant to its excess liability insurance policy. This Order applies throughout the interim of the case, but does not constitute a final judgment, and both the Company and the two insurers retain their rights to contest all applicable issues at trial, which is scheduled for May 12, 2025.

On April 16, 2024, AmTrust paid the Company $2.27 million in reimbursement of fees which the Company had advanced to Dr. Krauss and Mr. Hornig, of which the Company received $1,512,711 after the payment of attorney’s fees. On May 9, 2024, AmTrust paid the Company a further $300,140 in reimbursement of fees advanced by the Company, of which the Company received $200,093 after the payment of attorney’s fees.

The Company, Freedom and AmTrust held a mediation conference on August 21, 2024, during which, the Company agreed to the terms of a settlement with Freedom.

On September 23, 2024, Freedom paid the Company a further $125,000 in reimbursement of fees advanced by the Company, of which the Company received $76,639 after the payment of attorney’s fees.

Subsequently, the Company and AmTrust held an additional mediation conference.

On, and effective on, April 6, 2025 (the “Effective Date”), the Company entered into a Confidential AmTrust Settlement Agreement and Release (the “AmTrust Settlement Agreement”) with AmTrust, and its wholly-owned subsidiary, AmTrust Financial Services, Inc. (“AFSI”). Pursuant to the AmTrust Settlement Agreement, the Company and AmTrust agreed to resolve the ongoing litigation and disputes discussed above, relating to the Company’s pre-merger directors’ and officers’ insurance policy (the “Coverage Action”).

Pursuant to the terms of the AmTrust Settlement Agreement, the Company agreed to (i) pay AmTrust a cash payment of $250,000 (the “Settlement Sum”) within 20 days of the Effective Date (which has been paid), and (ii) issue AFSI 509,707 shares of the Company’s common stock (the “AmTrust Settlement Shares”), within three business days of the Effective Date, which have been issued to date. The AmTrust Settlement Shares were valued at $575,000 (the “Shares Value”), based on the volume-weighted average price of the Company’s common stock over the 30 trading days preceding the Effective Date and are subject to customary anti-dilution protections, including adjustments for stock splits, combinations, and stock dividends.

Within ten days after delivery of both the Settlement Sum and the AmTrust Settlement Shares, the parties agreed to file a joint stipulation of dismissal with prejudice of the Coverage Action, which has been filed to date.

In connection with the settlement, the Company and AmTrust provided each other broad mutual releases of all claims, known and unknown, arising out of or relating to, among other things, the Coverage Action, certain claims relating to an SEC investigation of certain of the Company’s pre-merger officers, including Dr. Krauss, a lawsuit filed by the Company against Dr. Krauss, certain cross claims made by the Company against AmTrust, and related insurance claims and matters, including any claims for bad faith, breach of the implied covenant of good faith and fair dealing, or alleged unfair insurance practices. These releases extend to affiliates, officers, directors, employees, agents, and other related parties of both entities. The AmTrust Settlement Agreement expressly provides that it does not release the parties from obligations arising under the AmTrust Settlement Agreement itself.

In connection with the issuance of the AmTrust Settlement Shares and pursuant to the AmTrust Settlement Agreement, the Company agreed to provide AFSI with certain registration rights. Specifically, the Company is obligated to use commercially reasonable efforts to file a registration statement on Form S-1 (or Form S-3, if available) with the SEC within 45 days of the Effective Date (i.e., prior to May 21, 2025) to register the resale of the AmTrust Settlement Shares (the “Resale Registration Statement”). The Company has further agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective within 60 days following the Effective Date, or, in the event of SEC notice that the Registration Statement will not be reviewed, by the third business day thereafter. The Company’s Resale Registration Statement was filed and declared effective prior to the contractual deadlines.

The Company is required to keep the Resale Registration Statement continuously effective until such time as AFSI no longer holds any AmTrust Settlement Shares, and to bear all related costs and expenses in connection with such registration, excluding AFSI’s legal fees. Additionally, the Company must provide legal opinion coverage at its expense, if necessary, to enable AFSI to rely on Rule 144 resale exemptions after six months.

If the Company fails to file or cause the Resale Registration Statement to become effective within 105 days after the Effective Date (i.e., prior to July 20, 2025), if the prospectus included in the registration statement can no longer be relied upon, or if the Company fails to maintain the effectiveness of the Resale Registration Statement (each, a “Registration Statement Failure Event”), the Company is required to pay liquidated damages equal to 3.0% of the Shares Value for each such failure and for each month such failure continues, subject to a cap of 33.0% of the Shares Value.

The AmTrust Settlement Agreement included customary representations and warranties of the parties, including representations from AFSI confirming its status as an accredited investor.

Indemnification Agreements

We have entered into indemnification agreements with, or are in the process of entering into indemnification agreements with, each of our directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Related Party Transaction Policy

Our Audit Committee must review and approve any related party transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so, requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and filed publicly, we believe that during the year ended December 31, 2024, that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis.

Proposal 1
Election of Directors

General

At the Special Meeting, one Class I director is to be elected for a two-year term, to hold office until the 2027 Annual Meeting of stockholders and until his respective successor is duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board has selected, the following nominee for election: Jason New. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware that the nominee will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominee and has recommended the nominee for election to the Board.

General Director Qualifications

The Board believes that the director nominee is highly qualified to serve as a member of the Board. The director nominee has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominee is highly educated, has diverse background and talent and an extensive track record of success in what we believe are highly relevant positions.

Transactions with Mr. New

In connection with Mr. New’s election to the Board, the Company expects to enter into an offer letter with Mr. New which provides for Mr. New to be paid $350,000 per year as an annual retainer fee for serving on the Board. In addition (i) New Island Advisors LLC, of which Mr. New is the founder and managing partner, and therefore deemed to beneficially own the securities held by such entity, has entered into a Strategic Advisor Agreement with the Company, and received Strategic Advisor Warrants, to purchase 5,764,875 shares of common stock of the Company in consideration for strategic advisory services agreed to be rendered (of which 4,807,873 have an exercise price of $2.775 per share and 957,002 have an exercise price of $3.445 per share), and (ii) New Island Capital LLC, of which Mr. New is the managing partner and founder, and therefore deemed to beneficially own the securities held by such entity, has purchased 566,035 shares of common stock in the PIPE Offering.

What Vote Is Required To Elect the Director Nominee

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Special Meeting are required to elect a director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Special Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Special Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board in our Third Amended and Restated Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at seven. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

Recommendation of the Board

The Board unanimously recommends voting “FOR” the nominee.

OUR BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE DIRECTOR NOMINEE.

Proposal 2
Adoption of the ETHZilla 2025 Omnibus Incentive Plan

General

On August 26, 2025, the Board, with the recommendation of the Compensation Committee of the Board, adopted the Company’s 2025 Omnibus Incentive Plan (the “Omnibus Plan”), subject to stockholder approval at the Special Meeting. If approved by our stockholders, the Omnibus Plan will become effective on the date of our Special Meeting (the “Effective Date”).

The Company’s 2022 Omnibus Incentive Plan, as amended and restated (the “Prior Plan”), was originally adopted by the Board on April 26, 2022. The use of equity awards under the Prior Plan has been a key component of our compensation program. The ability to grant equity-based compensation awards is critical to attract, retain and motivate our eligible service providers, to reinforce an ownership culture and a commitment to our long-term success, and to continue to align the interests of participants to those of our stockholders. The approval of the Omnibus Plan is necessary to allow us to continue to grant equity awards to eligible service providers.

Purpose of the Omnibus Plan

The Omnibus Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the Omnibus Plan (including as discussed above and any limitations provided by federal or state securities laws), to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the Omnibus Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the Omnibus Plan are not intended to qualify as incentive stock options under the Code.

A total of 50,000,000 shares of common stock are reserved for awards under the Omnibus Plan.

A copy of the Omnibus Plan is attached as Appendix A to this Proxy Statement, and the summary of the Omnibus Plan below is qualified in its entirety to the full Omnibus Plan attached hereto.

Reasons for the Proposal to Approve the Omnibus Plan

As of the date of this Proxy Statement, we have only 3,666,667 shares eligible for awards under the Prior Plan, and have no shares available for awards under our 2025 Incentive Option Plan, 2025 Supplemental Plan and Second 2025 Supplemental Plan (collectively, the “2025 Option Plans”).

The reason for the adoption of the Omnibus Plan is solely to increase the shares available for issuances under our equity incentive plans in order for us to be able to issue additional equity incentive compensation awards for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors and consultants, and promoting the success of our business.

Overhang

As of the Record Date, outstanding awards under our Prior Plan and 2025 Option Plans covered 12,033,399 shares of common stock, which represented approximately 7.3% of our outstanding shares of common stock as of such date. If the Omnibus Plan is approved, the 50,000,000 newly authorized shares requested would increase equity award overhang to approximately 30.4%.

Overhang is calculated as the total of (a) shares underlying outstanding awards plus shares of common stock available for issuance under future equity awards, divided by (b) the total shares of common stock outstanding plus shares underlying outstanding awards plus shares available for issuance under future equity awards. The number of shares available for issuance under future equity awards excludes the 3,666,667 shares available for grant under the Prior Plan since, as stated below, upon approval of the Omnibus Plan no further shares will be granted as awards under the Prior Plan, the remaining shares reserved under the Prior Plan will be cancelled and the annual “evergreen” increases under the Prior Plan will stop.

The following table includes information regarding outstanding equity awards and shares available for future awards under the Prior Plan as of the Record Date.

No further shares will be granted as awards under the Prior Plan between August 26, 2025 and October 7, 2025, the date of the Special Meeting, unless the Omnibus Plan is not approved by our stockholders. If our stockholders approve the Omnibus Plan no further shares will be granted as awards under the Prior Plan, the remaining shares reserved under the Prior Plan will be cancelled and the annual “evergreen” increases under the Prior Plan will stop.

Total shares of common stock available for grant under the Prior Plan	3,666,667

Total number of outstanding awards under the Prior Plan and 2025 Option Plans(1)	12,033,399

Weighted average exercise price of outstanding option awards under the Prior Plan and 2025 Option Plans	$2.81

Weighted average remaining contractual life of outstanding option awards under the Prior Plan and 2025 Option Plans	9.8 Years

Total shares underlying outstanding unvested option awards	-

Total shares of common stock outstanding	164,447,345

(1)	Includes 333,333 outstanding restricted stock units which vest at the rate of 1/2 of such RSUs on each of August 8, 2026 and 2027, and will be settled in shares of common stock.

All information in the table above is as of August 20, 2025.

Summary of the Material Terms of the Omnibus Plan

The following is a summary of the principal features of the Omnibus Plan. This summary does not purport to be a complete description of all of the provisions of the Omnibus Plan. It is qualified in its entirety by reference to the full text of the Omnibus Plan, following the approval of the Omnibus Plan (included as Appendix A to this Proxy Statement), which is included as Appendix A to this Proxy Statement.

Purpose. The purpose of the Omnibus Plan is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Board, and unless otherwise determined by our Board, our Compensation Committee of the Board, have the power and authority to administer the Omnibus Plan (the “Administrator”). The Administrator has the authority to (i) determine the type or types of awards to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the Omnibus Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the Omnibus Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the Omnibus Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards or the shares of stock relating thereto; (x) construe and interpret the terms of the Omnibus Plan and awards granted pursuant to the Omnibus Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Omnibus Plan or as it deems necessary or advisable to administer the Omnibus Plan.

Eligibility. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the Omnibus Plan. Incentive stock options may be granted under the Omnibus Plan only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the Omnibus Plan.

Awards. Awards under the Omnibus Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

Shares Subject to the Omnibus Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, upon approval of the Omnibus Plan, the aggregate number of shares of common stock which may be issued pursuant to awards under the Omnibus Plan shall initially equal 50,000,000 shares, and will automatically increase on April 1st of each year for a period of ten years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to ten percent (10%) of the total shares of Company common stock outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. No more than 5 billion shares may be awarded under the plan upon exercise of incentive stock options.

If an award granted under the Omnibus Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Omnibus Plan. As a result, the shares available for granting future awards under the Omnibus Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the Omnibus Plan in connection with awards previously granted under such Omnibus Plan will again be available for awards under the Omnibus Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

Shares issued under the Omnibus Plan may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the Omnibus Plan that is forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the Omnibus Plan.

Award Limitations on Non-Director Awards. The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed (i) $25,000,000 in total value; or (ii) in the event such non-employee Director is first appointed or elected to the Board during such compensation year, $50,000,000 in total value, or (iii) in the event such non-employee director is serving as non-employee Chairperson (or co-Chairperson) of the Board, $50,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Change in Capitalization or Other Corporate Event. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Administrator shall adjust the number of shares of our common stock available for issuance under the Omnibus Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options. An “incentive stock option” is an option that meets the requirements of Section 422 of the U.S. Internal Revenue Code (the “Code”), and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the Omnibus Plan may not be less than 100% of the fair market value of our common stock on the option grant date, provided that stockholders who own greater than 10% of the Company’s voting stock cannot be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination.

Terms and Conditions of Stock Appreciation Rights. A “stock appreciation right” (or a “SAR”) is the right to receive payment from the Company in cash and/or shares of common stock equal to the product of (i) the excess, if any, of the fair market value of one (1) share of our common stock on the exercise date over a specified price fixed by the Administrator on the grant date (which price may not be less than the fair market value of a share of our common stock on the grant date), multiplied by (ii) a stated number of shares of common stock. A SAR will be exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable more than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.

Terms and Conditions of Restricted Stock and Restricted Stock Units. “Restricted stock” is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A “restricted stock unit” is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon vesting. Subject to the provisions of the Omnibus Plan, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restriction period for the award, and the restrictions applicable to the award. Restricted stock and restricted stock units will vest based on a minimum period of service or the occurrence of events specified by the Administrator.

Terms and Conditions of Performance Awards. A “performance award” is a contractual right to receive shares of our common stock or a U.S.-denominated amount of cash which is earned (in whole or in part) based on the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Administrator. Performance awards will vest based on the achievement of predetermined performance goals established by the Administrator. Performance goals may be established on a company-wide basis, with respect to one or more business units, divisions, subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals may also be subject to such other terms and conditions as the committee may determine appropriate. The committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the committee may determine.

Other Stock-Based Awards. The Compensation Committee or Board may make other equity-based or equity-related awards not otherwise described by the terms of the plan.

Dividend Equivalents. A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award or on their own, but not in respect of stock options or SARs. In general, dividend equivalents will be paid to participants with respect to an award when the award becomes vested.

Termination of Employment. All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Administrator and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity. If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options and SARs, whether vested or unvested, and all other awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of cause or such breach) will be immediately forfeited and canceled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death. If a participant’s employment or service terminates by reason of death, all options and SARs (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or (ii) the expiration of the term of the options or SARs; provided that any in-the-money options and SARs that are still outstanding on the last day of their term will automatically be exercised on such date, and all other awards will immediately vest in full, and restricted stock units and performance awards that have not been settled or converted into shares prior to the participant’s death will immediately be settled in shares. Performance awards will vest and be paid based on target levels of performance.

Termination due to Disability. If a participant’s employment or service terminates by reason of disability, the participant will be treated as though the participant continued in the employ or service of the Company and all unvested awards will remain outstanding and vest, or in the case of options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable award agreement. Any options or SARs that are or become exercisable may be exercised at any time prior to the earlier of (i) the fifth anniversary of the participant’s termination for disability or (ii) the expiration of their term.

Involuntary Termination Without Cause. If a participant’s employment or service is involuntarily terminated without cause, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, all restricted stock or restricted stock units that are unvested will be immediately forfeited and canceled, and provided that the participant signs a general release and waiver of claims in the form provided by the Company and does not exercise any rights to revoke such release, the participant will retain a pro-rated portion of any unvested performance awards granted earlier than one year prior to the termination date, and be earned based on the attainment of the applicable performance goals (and any performance awards that are not so earned will be forfeited and canceled).

Termination for Any Other Reason. If a participant’s employment or service terminates for any reason other than as set forth above, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled.

Change in Control. Unless otherwise provided in an award agreement, and other than with respect to certain performance awards (described in the next paragraph), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award, or (2) an equal value of publicly-traded shares or equity interests.

Unless otherwise provided in an award agreement, upon a change in control, then-outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be canceled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be canceled in exchange for a payment equal to the change in control price, the alternative performance awards will be canceled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be canceled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the committee may cancel options and SARs for no consideration if the fair market value of the shares subject to such options or such SARs is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards. Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or SARs or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted. Awards are also subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the participants or any such policy adopted to comply with applicable law.

Amendment or Termination of the Omnibus Plan. The Omnibus Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Omnibus Plan may (i) except as otherwise expressly provided in the Omnibus Plan, increase the number of shares subject to the Omnibus Plan; (ii) modify the class of persons eligible for participation in the Omnibus Plan or (iii) materially modify the Omnibus Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Omnibus Plan, neither the amendment, suspension nor termination of the Omnibus Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the Omnibus Plan, and in no event may any award be granted under the Omnibus Plan after the expiration of ten years from the original effective date of the Omnibus Plan.

Amendment of an Award. The Administrator may at any time, and from time to time, amend the terms of any one or more existing award agreements, provided, however, that the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the employee’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, performance shares, or other stock or cash-based award. At the time the employee receives the payment for the stock appreciation right, performance shares, or other stock or cash-based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Omnibus Plan.

The exercisability of a stock option or a stock appreciation right, the payment of a performance share or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

New Plan Benefits

Because the Omnibus Plan is discretionary, benefits to be received by individual participants are not determinable.

Vote Required

This Proposal 2 to approve the Omnibus Plan requires approval by the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting by holders of voting capital stock who are present in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 2.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the Omnibus Plan.

OUR BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE ETHZILLA CORPORATION

2025 OMNIBUS INCENTIVE PLAN.

Proposal 3
Approval of the ETHZilla Corporation 2025 Supplemental Option Incentive Plan

General

On July 29, 2025, the Board, with the recommendation of the Compensation Committee of the Board, adopted the Company’s 2025 Supplemental Option Incentive Plan. Notwithstanding such adoption, in accordance with the rules of The Nasdaq Capital Market, following the date of adoption, but prior to the Shareholder Approval Date, (i) no stock options granted thereunder can be exercised, and (ii) if Shareholder Approval is not received, the 2025 Supplemental Plan is to be unwound, and the outstanding stock options granted thereunder cancelled. The 2025 Supplemental Plan has not yet been approved by the Company’s stockholders. The 2025 Supplemental Plan was adopted, in accordance with the rules of The Nasdaq Capital Market, which allow the Company to adopt an equity arrangement and grant options thereunder prior to obtaining stockholder approval, provided that (i) no options can be exercised prior to obtaining stockholder approval, and (ii) the plan can be unwound, and the outstanding options cancelled, if stockholder approval is not obtained.

Shareholder approval of the 2025 Supplemental Plan is required to be received within twelve (12) months of the date of adoption of the 2025 Supplemental Plan by the Board. Additionally, the grant of incentive stock options under the 2025 Supplemental Plan is subject to Shareholder Approval.

The 2025 Supplemental Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the 2025 Supplemental Plan (including as discussed above and any limitations provided by federal or state securities laws), to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the 2025 Supplemental Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2025 Supplemental Plan are not intended to qualify as incentive stock options under the Code.

A total of 9,197,614 shares of common stock are reserved for awards under the 2025 Supplemental Plan.

A copy of the 2025 Supplemental Plan is attached as Appendix B to this Proxy Statement, and the summary of the 2025 Supplemental Plan below is qualified in its entirety to the full 2025 Supplemental Plan attached hereto.

2025 Supplemental Plan Option Grants

Effective July 29, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved (i) the grant of stock options to purchase 3,908,986 shares of common stock to Blair Jordan, the Chief Executive Officer of the Company; (ii) the grant of stock options to purchase 3,908,986 shares of common stock to Ryan Smith, the Lead Director of the Company; (iii) the grant of stock options to purchase 919,761 shares of common stock to Stephen Shoemaker, an independent member of the Board; and (iv) the grant of stock options to purchase 459,881 shares of common stock to the Company’s outside legal counsel (collectively, the “Options”).

The Options were granted under the 2025 Supplemental Plan and have a term of ten (10) years, subject in all cases to the terms and conditions of the 2025 Supplemental Plan and the award agreements to be entered into to evidence such grants. The Options are also subject to the Nasdaq Pre-Approval Requirements. The Options have an exercise price of $2.92 per share, which is $0.01 above the closing sales price of the Company’s common stock on The Nasdaq Capital Market on July 28, 2025.

Background and Purpose of the 2025 Supplemental Plan

The Compensation Committee and the Board are asking the Company’s stockholders to approve the 2025 Supplemental Plan because the Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders to approve the 2025 Supplemental Plan, which will also effectively approve and ratify the Options. In the event the 2025 Supplemental Plan is not approved by stockholders by the Shareholder Approval Date, the 2025 Supplemental Plan, and the Options, will be unwound, and the Options will be cancelled. Additionally, none of the Options may be exercised, even if vested, until stockholders approve the 2025 Supplemental Plan.

Summary of the Material Terms of the 2025 Supplemental Plan

The following is a summary of the principal features of the 2025 Supplemental Plan. This summary does not purport to be a complete description of all of the provisions of the 2025 Supplemental Plan. It is qualified in its entirety by reference to the full text of the 2025 Supplemental Plan (included as Appendix B to this Proxy Statement).

Purpose. The purpose of the 2025 Supplemental Plan is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Board, and unless otherwise determined by our Board, our Compensation Committee of the Board, have the power and authority to administer the 2025 Supplemental Plan (the “Administrator”). The Administrator has the authority to (i) determine the type or types of options to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the 2025 Supplemental Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the 2025 Supplemental Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the 2025 Supplemental Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards relating thereto; (x) construe and interpret the terms of the 2025 Supplemental Plan and awards granted pursuant to the 2025 Supplemental Plan; and (xi) make all other decisions and determinations that may be required pursuant to the 2025 Supplemental Plan or as it deems necessary or advisable to administer the 2025 Supplemental Plan.

Eligibility. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2025 Supplemental Plan. Incentive stock options may be granted under the 2025 Supplemental Plan only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive non-qualified stock options under the 2025 Supplemental Plan.

Awards. Awards under the 2025 Supplemental Plan may be made in the form of stock options, which may be either incentive stock options or non-qualified stock options. Awards are generally non-transferable.

Shares Subject to the 2025 Supplemental Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2025 Supplemental Plan is 9,197,614, of which no shares are currently available for future awards.

If an award granted under the 2025 Supplemental Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2025 Supplemental Plan. As a result, the shares available for granting future awards under the 2025 Supplemental Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2025 Supplemental Plan in connection with awards previously granted under such 2025 Supplemental Plan will again be available for awards under the 2025 Supplemental Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

Shares issued under the 2025 Supplemental Plan may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the 2025 Supplemental Plan that is forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the 2025 Supplemental Plan.

Change in Capitalization or Other Corporate Event. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Administrator shall adjust the number of shares of our common stock available for issuance under the 2025 Supplemental Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the 2025 Supplemental Plan may not be less than 100% of the fair market value of our common stock on the option grant date, provided that stockholders who own greater than 10% of the Company’s voting stock cannot be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination.

Termination of Employment. All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Administrator and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity. If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options, whether vested or unvested will be immediately forfeited and canceled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death. If a participant’s employment or service terminates by reason of death, all options (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or (ii) the expiration of the term of the options; provided that any in-the-money options that are still outstanding on the last day of their term will automatically be exercised on such date.

Termination due to Disability. If a participant’s employment or service terminates by reason of disability, the participant will be treated as though the participant continued in the employ or service of the Company and all unvested awards will remain outstanding and vest, or in the case of options, vest and become exercisable, in accordance with the terms set forth in the applicable award agreement. Any options that are or become exercisable may be exercised at any time prior to the earlier of (i) the one year anniversary of the participant’s termination for disability or (ii) the expiration of their term.

Involuntary Termination Without Cause. If a participant’s employment or service is involuntarily terminated without cause, all options that are unvested will be immediately forfeited and canceled, and all options that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date, or (ii) the expiration of their term.

Termination for Any Other Reason. If a participant’s employment or service terminates for any reason other than as set forth above, all options that are unvested will be immediately forfeited and canceled, and all options that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled.

Change in Control. Unless otherwise provided in an award agreement, no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award, or (2) an equal value of publicly-traded shares or equity interests.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option will be canceled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the committee may cancel options for no consideration if the fair market value of the shares subject to such options is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards. Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted. Awards are also subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the participants or any such policy adopted to comply with applicable law.

Amendment or Termination of the 2025 Supplemental Plan. The 2025 Supplemental Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the 2025 Supplemental Plan may (i) except as otherwise expressly provided in the 2025 Supplemental Plan, increase the number of shares subject to the 2025 Supplemental Plan; (ii) modify the class of persons eligible for participation in the 2025 Supplemental Plan or (iii) materially modify the 2025 Supplemental Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the 2025 Supplemental Plan, neither the amendment, suspension nor termination of the 2025 Supplemental Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the 2025 Supplemental Plan, and in no event may any award be granted under the 2025 Supplemental Plan after the expiration of ten years from the original effective date of the 2025 Supplemental Plan.

Amendment of an Award. The Administrator may at any time, and from time to time, amend the terms of any one or more existing award agreements, provided, however, that the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the 2025 Supplemental Plan.

The exercisability of a stock option may be accelerated as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Effect of Approval

Approval of this Proposal 3 by our stockholders at the Special Meeting will effectively ratify and approve the Options, which will not be unwound and will be exercisable for shares of common stock of the Company, subject to vesting, upon such stockholder approval.

Vote Required

This Proposal 3 to approve the 2025 Supplemental Plan requires approval by the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting by holders of voting capital stock who are present in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 3.

If this Proposal 3 is not approved by the Company’s stockholders at the Special Meeting or within one (1) year of the adoption of the 2025 Supplemental Plan, the 2025 Supplemental Plan and the Options will be unwound, and the outstanding Options granted thereunder cancelled.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the 2025 Supplemental Plan.

OUR BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE 2025 SUPPLEMENTAL OPTION INCENTIVE PLAN.

Proposal 4
Approval of the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan

General

On August 8, 2025, the Board, with the recommendation of the Compensation Committee of the Board, adopted the Company’s 2025 Second Supplemental Option Incentive Plan. Notwithstanding such adoption, in accordance with the rules of The Nasdaq Capital Market, following the date of adoption, but prior to the Second Plan Shareholder Approval Date, (i) no stock options granted thereunder can be exercised, and (ii) if the Second Plan Shareholder Approval is not received, the Second 2025 Supplemental Plan is to be unwound, and the outstanding stock options granted thereunder cancelled. The Second 2025 Supplemental Plan has not yet been approved by the Company’s stockholders, in accordance with the rules of The Nasdaq Capital Market, which allow the Company to adopt an equity arrangement and grant options thereunder prior to obtaining stockholder approval, provided that (i) no options can be exercised prior to obtaining stockholder approval, and (ii) the plan can be unwound, and the outstanding options cancelled, if stockholder approval is not obtained.

Shareholder approval of the Second 2025 Supplemental Plan is required to be received within twelve (12) months of the date of adoption by the Board. Additionally, the grant of incentive stock options under the Second 2025 Supplemental Plan is subject to the Second Plan Shareholder Approval.

The Second 2025 Supplemental Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to the terms of the Second 2025 Supplemental Plan (including any limitations provided by federal or state securities laws), to receive (i) incentive stock options (to eligible employees only); or (ii) nonqualified stock options. Incentive stock options granted under the Second 2025 Supplemental Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the Second 2025 Supplemental Plan are not intended to qualify as incentive stock options under the Code.

A total of 1,814,221 shares of common stock are reserved for awards under the Second 2025 Supplemental Plan.

A copy of the Second 2025 Supplemental Plan is attached as Appendix C to this Proxy Statement, and the summary of the Second 2025 Supplemental Plan below is qualified in its entirety to the full Second 2025 Supplemental Plan attached hereto.

Second 2025 Supplemental Plan Option Grants

Effective August 8, 2025, the Board, with the recommendation of the Compensation Committee of the Board, approved (i) the grant of stock options to purchase 771,044 shares of common stock to Blair Jordan, the Chief Executive Officer of the Company; (ii) the grant of stock options to purchase 771,044 shares of common stock to Ryan Smith, the Lead Director of the Company; (iii) the grant of stock options to purchase 181,422 shares of common stock to Stephen Shoemaker, an independent member of the Board; and (iv) the grant of stock options to purchase 90,771 shares of common stock to the Company’s outside legal counsel (collectively, the “Second Plan Options”).

The Second Plan Options were granted under the Second 2025 Supplemental Plan and have a term of ten (10) years, subject in all cases to the terms and conditions of the Second 2025 Supplemental Plan and the award agreements to be entered into to evidence such grants. The Second Plan Options are also subject to the Second Plan Nasdaq Pre-Approval Requirements. The Second Plan Options have an exercise price of $3.01 per share, which is $0.01 above the closing sales price of the Company’s common stock on The Nasdaq Capital Market on August 8, 2025.

Background and Purpose of the Second 2025 Supplemental Plan

The Compensation Committee and the Board are asking the Company’s stockholders to approve the Second 2025 Supplemental Plan because the Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders to approve the Second 2025 Supplemental Plan, which will also effectively approve and ratify the Second Plan Options. In the event the Second 2025 Supplemental Plan is not approved by stockholders by the Second Plan Shareholder Approval Date, the Second 2025 Supplemental Plan, and the Second Plan Options, will be unwound, and the Second Plan Options will be cancelled. Additionally, none of the Second Plan Options may be exercised, even if vested, until stockholders approve the Second 2025 Supplemental Plan.

Summary of the Material Terms of the Second 2025 Supplemental Plan

The following is a summary of the principal features of the Second 2025 Supplemental Plan. This summary does not purport to be a complete description of all of the provisions of the Second 2025 Supplemental Plan. It is qualified in its entirety by reference to the full text of the Second 2025 Supplemental Plan (included as Appendix C to this Proxy Statement).

Purpose. The purpose of the Second 2025 Supplemental Plan is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Board, and unless otherwise determined by our Board, our Compensation Committee of the Board, have the power and authority to administer the Second 2025 Supplemental Plan (the “Administrator”). The Administrator has the authority to (i) determine the type or types of options to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the Second 2025 Supplemental Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the Second 2025 Supplemental Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the Second 2025 Supplemental Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards relating thereto; (x) construe and interpret the terms of the Second 2025 Supplemental Plan and awards granted pursuant to the Second 2025 Supplemental Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Second 2025 Supplemental Plan or as it deems necessary or advisable to administer the Second 2025 Supplemental Plan.

Eligibility. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the Second 2025 Supplemental Plan. Incentive stock options may be granted under the Second 2025 Supplemental Plan only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive non-qualified stock options under the Second 2025 Supplemental Plan.

Awards. Awards under the Second 2025 Supplemental Plan may be made in the form of stock options, which may be either incentive stock options or non-qualified stock options. Awards are generally non-transferable.

Shares Subject to the Second 2025 Supplemental Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the Second 2025 Supplemental Plan is 1,814,221, of which no shares are currently available for future awards.

If an award granted under the Second 2025 Supplemental Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Second 2025 Supplemental Plan. As a result, the shares available for granting future awards under the Second 2025 Supplemental Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the Second 2025 Supplemental Plan in connection with awards previously granted under such Second 2025 Supplemental Plan will again be available for awards under the Second 2025 Supplemental Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

Shares issued under the Second 2025 Supplemental Plan may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the Second 2025 Supplemental Plan that is forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the Second 2025 Supplemental Plan.

Change in Capitalization or Other Corporate Event. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Administrator shall adjust the number of shares of our common stock available for issuance under the Second 2025 Supplemental Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the Second 2025 Supplemental Plan may not be less than 100% of the fair market value of our common stock on the option grant date, provided that stockholders who own greater than 10% of the Company’s voting stock cannot be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination.

Termination of Employment. All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Administrator and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity. If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options, whether vested or unvested will be immediately forfeited and canceled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death. If a participant’s employment or service terminates by reason of death, all options (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or (ii) the expiration of the term of the options; provided that any in-the-money options that are still outstanding on the last day of their term will automatically be exercised on such date.

Termination due to Disability. If a participant’s employment or service terminates by reason of disability, the participant will be treated as though the participant continued in the employ or service of the Company and all unvested awards will remain outstanding and vest, or in the case of options, vest and become exercisable, in accordance with the terms set forth in the applicable award agreement. Any options that are or become exercisable may be exercised at any time prior to the earlier of (i) the one year anniversary of the participant’s termination for disability or (ii) the expiration of their term.

Involuntary Termination Without Cause. If a participant’s employment or service is involuntarily terminated without cause, all options that are unvested will be immediately forfeited and canceled, and all options that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date, or (ii) the expiration of their term.

Termination for Any Other Reason. If a participant’s employment or service terminates for any reason other than as set forth above, all options that are unvested will be immediately forfeited and canceled, and all options that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled.

Change in Control. Unless otherwise provided in an award agreement, no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award, or (2) an equal value of publicly-traded shares or equity interests.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option will be canceled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the committee may cancel options for no consideration if the fair market value of the shares subject to such options is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards. Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted. Awards are also subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the participants or any such policy adopted to comply with applicable law.

Amendment or Termination of the Second 2025 Supplemental Plan. The Second 2025 Supplemental Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Second 2025 Supplemental Plan may (i) except as otherwise expressly provided in the Second 2025 Supplemental Plan, increase the number of shares subject to the Second 2025 Supplemental Plan; (ii) modify the class of persons eligible for participation in the Second 2025 Supplemental Plan or (iii) materially modify the Second 2025 Supplemental Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Second 2025 Supplemental Plan, neither the amendment, suspension nor termination of the Second 2025 Supplemental Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the Second 2025 Supplemental Plan, and in no event may any award be granted under the Second 2025 Supplemental Plan after the expiration of ten years from the original effective date of the Second 2025 Supplemental Plan.

Amendment of an Award. The Administrator may at any time, and from time to time, amend the terms of any one or more existing award agreements, provided, however, that the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Second 2025 Supplemental Plan.

The exercisability of a stock option may be accelerated as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Effect of Approval

Approval of this Proposal 4 by our stockholders at the Special Meeting will effectively ratify and approve the Second Plan Options, which will not be unwound and will be exercisable for shares of common stock of the Company, subject to vesting, upon such stockholder approval.

Vote Required

This Proposal 4 to approve the Second 2025 Supplemental Plan requires approval by the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting by holders of voting capital stock who are present in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 4.

If this Proposal 4 is not approved by the Company’s stockholders at the Special Meeting or within one (1) year of the adoption of the Second 2025 Supplemental Plan, the Second 2025 Supplemental Plan and the Second Plan Options will be unwound, and the outstanding Second Plan Options granted thereunder cancelled.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the Second 2025 Supplemental Plan.

OUR BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE 2025 SECOND SUPPLEMENTAL
OPTION INCENTIVE PLAN.

Proposal 5
Approval of the CN Nasdaq 20% Cap Removal Proposal

General

On August 8, 2025 (the “Closing Date”), we  entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with investment funds managed by an institutional investor (the “Investor”), under which the Company agreed to sell and issue to the Investor senior secured convertible notes (the “Convertible Notes”) in aggregate principal amount of $156,250,000 (the “Principal Amount”) in exchange for cash equal to 96.0% of the Principal Amount (the “Debt Financing”).

General Terms of the Convertible Notes

The Convertible Notes bear interest at a rate of 0.00% per annum for the first six months, and 4.00% per annum for the following six months through the maturity date, which is the third year anniversary of the issuance date of the Convertible Notes (the “Maturity Date”) or earlier conversion or redemption date. The interest rate will increase to a rate of 18.0% per annum upon the occurrence and during the continuance of an event of default under the Convertible Notes. The Convertible Notes are secured by $44.5 million of Ether (ETH) (the “ETH Collateral”) and approximately $156.25 million in cash (the “Cash Collateral”).

At any time following the nine-month anniversary of the Closing Date, the Investor shall have the right to require that the Company redeem all or any part of the outstanding Convertible Notes. If at any time after the Closing Date, (i) the loan to value ratio of the Convertible Notes is greater than 85%, or (ii) upon the occurrence of any certain customary trigger events, the Investor shall have the right to require that the Company redeem all or any part of the outstanding note in cash at a price equal to 100% of the amount of such Convertible Note being redeemed.

Conversion

The Convertible Notes provide that the Investor may convert all or any portion of the principal amount of such Convertible Note, together with any accrued and unpaid interest thereon, at an initial conversion price of $3.445 (the “Conversion Price”), which is subject to a one-time, downward only reset after the nine-month anniversary of the issuance date (the “Reset Date”) equal to the closing bid price of the Company’s common stock on the Reset Date to the extent such price is less than the Conversion Price.

The Convertible Notes also provide that, at any time after the six-month anniversary of the Closing Date, the Company may require holders to convert all or a portion of the outstanding principal into shares of common stock (a “Mandatory Conversion”) if certain conditions are satisfied. Specifically, the volume-weighted average price (“VWAP”) of the Company’s common stock on its principal trading market must exceed $4.4785 (as adjusted for stock splits and similar events) for 30 consecutive trading days and no “Equity Conditions” failure may exist. The Company may not effect more than one Mandatory Conversion during any 20-trading-day period and may not exercise its right if an event of default has occurred and is continuing. A Mandatory Conversion is subject to cancellation if the stock price falls below the minimum conversion price or if an Equity Conditions failure occurs prior to the conversion date, unless waived by the holder. In lieu of conversion of any portion of the notes that cannot be converted due to an Equity Conditions Failure, the Company may instead require the holder to exchange such portion into the right to receive the same number of shares issuable upon conversion, pursuant to Section 3(a)(9) of the Securities Act, on mutually agreeable terms. The “Equity Conditions” generally require, among other things, that the Company’s registration statement registering the resale of the common stock issuable upon conversion of the Convertible Notes is effective or the shares are otherwise eligible for resale, that the common stock remains listed and tradable on an eligible market, that no event of default or material breach exists, that certain specific volume requirements have been met, that sufficient authorized shares are available, that no material, non-public information or unresolved disputes exist, and that the stockholders of the Company have approved the issuance of shares of common stock in excess of the Exchange Cap (discussed below).

If the Company issues or sells shares of common stock after the Closing Date at a price lower than the then-current conversion price of the Convertible Notes (a “Dilutive Issuance”), subject to certain excepted issuances, the conversion price of the Convertible Notes will be adjusted downward to match the price of such newly issued shares.

In addition, if the Company issues or enters into an agreement to issue common stock, options, or convertible securities with a price that varies or may vary with the market price of the common stock (excluding certain at-the-market offerings and customary anti-dilution adjustments), the holders of the Convertible Notes have the right, but not the obligation, to elect to use such “Variable Price” for purposes of converting the Convertible Notes. The holder may make this election on a per-conversion basis and is not required to rely on the Variable Price for any future conversions.

Exchange Cap

The Investor is not permitted to convert the Convertible Notes to the extent that the shares of the Company’s common stock deliverable upon conversion thereof would exceed 19.99% of the Company’s outstanding shares immediately prior to executing the Securities Purchase Agreement (the “Exchange Cap”) without prior stockholder approval. We are also required to seek stockholder approval for the issuance of the shares of the Company’s common stock upon conversion of the Convertible Notes in accordance with the Securities Purchase Agreement, and are seeking such approval at the Special Meeting.

For the sake of clarity, approval of this proposal by stockholders at the Special Meeting will be deemed the approval of all shares of common stock issuable upon conversion of the Convertible Notes, including in the event of changes to the Conversion Price on the Reset Date, in connection with a Dilutive Issuance or in the event the Variable Price conversion rate is triggered.

Why does the Company need Stockholder Approval?

The Company’s common stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Securities Purchase Agreement, we are seeking stockholder approval for elimination of the Exchange Cap to permit the potential issuance of more than 20% of the Company’s outstanding common stock upon conversion of the Convertible Notes.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Without the Exchange Cap, the aggregate number of shares of the Company’s common stock issuable upon the conversion of the Convertible Notes could exceed 20% of our outstanding common stock on the date we issued the Convertible Notes and could potentially be issued at a price less than the greater of the book value or market of the shares on the applicable date. Therefore, the Exchange Cap was added to the provisions of the Convertible Notes, which restrict the Convertible Notes from being convertible into shares of common stock in excess of 19.99% of our outstanding common stock on the date we issued the Convertible Notes.

To meet the requirements of the Nasdaq 20% Rule, we need stockholder approval under the Nasdaq Listing Rules to remove the Exchange Cap provisions under the Convertible Notes to permit the potential issuance of more than 20% of our outstanding common stock upon conversion of the Convertible Notes.

What is the Effect on Current Stockholders if the CN Nasdaq 20% Cap Removal Proposal is Approved?

If our stockholders approve this proposal, we will be able to eliminate the Exchange Cap in the Convertible Notes and therefore potentially issue shares of common stock issuable upon the conversion of the Convertible Notes in excess of 20% of our issued and outstanding shares of common stock as of the date we issued the Convertible Notes pursuant to the terms of the Securities Purchase Agreement.

Effect of Elimination of Exchange Cap

If stockholders approve the CN Nasdaq 20% Cap Removal Proposal, the Convertible Notes may be converted into shares of common stock at the election of the holder of the Convertible Notes. The issuance of shares of common stock upon conversion of the Convertible Notes will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to the investor could adversely affect prevailing market prices of our shares of common stock.

For conversions at the election of the holder, at the current conversion rate of $3.445 for such conversions, the Principal Amount of Convertible Notes would be convertible into 45,355,587 shares of common stock, representing approximately 21.6% dilution to current stockholders based on 164,447,345 shares of common stock issued and outstanding on August 20, 2025, provided that the conversion price of the Convertible Notes is subject to further adjustments as discussed above under “Conversion”.

What is the Effect on Current Stockholders if the CN Nasdaq 20% Cap Removal Proposal is not Approved?

Repayment of the Convertible Notes in Cash

If the CN Nasdaq 20% Cap Removal Proposal is not approved, to the extent that conversion of the Convertible Notes by the holders or by the Company pursuant to their terms would result in the issuance of more than 20% of the issued and outstanding shares of common stock at the time the Company issued the Convertible Notes, the Company would be unable to convert the entire amount of the Convertible Notes into shares of common stock and may be forced to pay cash to meet its obligations under the terms of the Convertible Notes.

Our ability to successfully implement our business plans and ultimately maximize value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs and ETH treasury strategy. If we are required to repay our obligations under the Convertible Notes in cash rather than shares of our common stock, we may not have the necessary capital to fully satisfy our ongoing business needs and ETH treasury strategy, and result in a delay to or adversely affect our business plans and ETH treasury strategy.

Potential Future Dilution

If the Company cannot issue shares of common stock in direct settlement of installment amounts under the Convertible Notes because of the Exchange Cap, and the Company does not otherwise have sufficient available cash to meet such obligations, the Company may seek to raise additional capital through the issuance of shares of common stock or preferred stock, which issuances may be at prices more dilutive to stockholders than the terms permitting conversion of installment amounts into shares under the Convertible Notes and may result in additional transaction expenses. To the extent that the Company engages in such transactions to raise additional capital, the current stockholders could be substantially diluted.

Obligation to Continue to Seek Approval

If our stockholders do not approve this proposal, we shall cause an additional stockholder meeting to be held on or prior to the one hundred and eightieth (180th) calendar day after August 4, 2025. If, despite the Company’s reasonable best efforts it has not obtained stockholder approval for this proposal after such subsequent stockholder meetings, the Company shall cause an additional stockholder meeting to be held semi-annually thereafter (including the Company’s annual meeting and a special meeting of stockholders, as applicable) until stockholder approval for this proposal is obtained, which would require additional Company resources, including use of available working capital associated with holding one or more stockholder meetings to seek such stockholder approval.

We are not seeking the approval of our stockholders to authorize our issuance of the Convertible Notes, as we have already issued the Convertible Notes, which are binding obligations on us. The failure of our stockholders to approve the proposal will not negate the existing terms of the documents relating to the Convertible Notes. The Convertible Notes will remain outstanding and the terms of the Convertible Notes will remain binding obligations of the Company.

Where can I find more information regarding the Convertible Notes?

The above descriptions set forth the material terms of the Convertible Notes. A more detailed description of the Convertible Notes, the Securities Purchase Agreement and related transaction documents can be read in the Company’s Current Report on Form 8-K/A (Amendment No. 1) as filed with the SEC on August 21, 2025, which is incorporated by reference herein – see “Incorporation by Reference”, below.

The Securities Purchase Agreement and the Form of Convertible Notes are attached as exhibits to the Company’s Current Report on Form 8-K/A (Amendment No. 1) as filed with the SEC on August 21, 2025.

Required Vote of Stockholders

This Proposal 5 to approve the CN Nasdaq 20% Cap Removal requires approval by the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting by holders of voting capital stock who are present in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 5.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the CN Nasdaq 20% Cap Removal Proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF
THE CN NASDAQ 20% CAP REMOVAL PROPOSAL.

Proposal 6
Approval of an Amendment to Our Second Amended and Restated Certificate of Incorporation to Increase the Company’s Authorized Number of Shares of Common Stock From One Billion (1,000,000,000) to Five Billion (5,000,000,000)

General

Our stockholders are also being asked to adopt a Certificate of Amendment, amending our Second Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix D (the “Authorized Shares Increase Amendment”). The following is a summary of the key provisions of the Authorized Shares Increase Amendment, but this summary is qualified in its entirety by reference to the full text of the Authorized Shares Increase Amendment, a copy of which is included as Appendix D:

Our current Second Amended and Restated Certificate of Incorporation authorizes one billion (1,000,000,000) shares of common stock, and the Board has recommended that stockholders approve the Authorized Shares Increase Amendment to increase the number of authorized shares of common stock to five billion (5,000,000,000) (the “Authorized Share Increase”).

The Authorized Shares Increase Amendment will have no effect on the par value of the Company’s common stock or preferred stock, or on the terms of any previously designated series of preferred stock.

The Authorized Shares Increase Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Although at present the Board has not approved any plans or proposals to issue any of the additional shares of common stock that would become authorized for issuance if this proposal is approved, the Board desires to have the shares available to provide additional flexibility to use the common stock for financing and business purposes in the future. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Reasons for the Amendment

The purpose of the Authorized Shares Increase Amendment is to provide the Board the ability to issue additional shares of common stock of the Company to enable the Company to complete transactions which the Board believes may be accretive to stockholders, including acquisitions, consulting and employment relationships and fund raisings, provided that the Company does not currently have any definitive plans to, or definitive agreements or understandings in place to, issue any such additional authorized but unissued shares of common stock which will be made available as a result of the Authorized Shares Increase Amendment. Notwithstanding the above, the Company is in preliminary discussions regarding a number of potential options to raise capital, certain of which may result in significant dilution to existing shareholders if completed, provided that any future transactions will be structured to comply with all Nasdaq stockholder approval requirements, and as such, are expected to either be sold at or above market, or will be subject to stockholder approval. Future offering transactions may include common stock, warrant coverage, or other convertible securities, with such terms as approved by the Board, again, subject in all cases to applicable Nasdaq stockholder approval rules and guidance where applicable.

The purpose of the Authorized Shares Increase Amendment is to increase the Company’s authorized shares of common stock from one billion (1,000,000,000) shares of common stock to five billion (5,000,000,000) shares of common stock.

Assuming the Authorized Shares Increase Amendment is approved, there will be five billion and five million (5,005,000,000) total authorized shares of capital stock the Company, consisting of:

●	5,000,000,000 shares of common stock, having a par value of $0.0001 per share; and

●	5,000,000 shares of preferred stock, having a par value of $0.0001 per share, which currently includes:

◊ one (1) of which authorized shares of preferred stock is designated as the “Class C Special Voting Share”;

◊ one (1) of which authorized shares of preferred stock is designated as the “Class K Special Voting Share”;

◊ one million (1,000,000) of which authorized shares of preferred stock are designated as “Series A Convertible Preferred Stock”; and

◊ one million (1,000,000) of which authorized shares of preferred stock are designated as “Series B Convertible Preferred Stock”.

Assuming the Authorized Shares Increase Amendment is approved, the Board will be authorized to issue the additional shares of common stock without having to obtain the approval of the Company’s stockholders, except pursuant to applicable Nasdaq rules, which generally require stockholder approval for the issuance of 20% or more of an issuer’s outstanding shares of common stock, subject to certain exceptions. The issuance of additional shares could result in the dilution of the value of the shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Company’s common stock.

The increase in the number of shares of common stock available for issuance is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board to provide for the issuance of shares of common stock without stockholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Our Second Amended and Restated Certificate of Incorporation of Incorporation provides the Board authority to designate and issue ‘blank check’ preferred stock, and the Authorized Shares Increase Amendment will have no effect on the Board’s ability to designate preferred stock, or the previously designated shares of preferred stock.

Summary Table of Potential Effects of Authorized Share Increase

The chart below illustrates the number of shares of common stock that will be available for issuance if the Authorized Shares Increase Amendment is approved. The number of shares disclosed in the column “Estimated Number of Shares of Common Stock after the Increase” gives further effect to the Authorized Shares Increase in the number of authorized shares of common stock from 1,000,000,000 to 5,000,000,000.

	Estimated Number of Shares of Common Stock Before Increase	Estimated Number of Shares of Common Stock After the Increase
Authorized	1,000,000,000	5,000,000,000
Outstanding	164,447,345	164,447,345
Issuable upon exercise of outstanding warrants and options	82,080,886	82,080,886
Reserved for issuance(1)	74,836,720	74,836,720
Authorized but unissued(2)	678,635,049	4,678,635,049

(1)	Represents shares currently reserved for future issuance under our existing equity incentive plans, excluding shares issuable under outstanding stock options, and outstanding warrants. Does not take into account any shares of common stock issuable in connection with awards under the Omnibus Plan, 2025 Supplemental Plan and Second 2025 Supplemental Plan, as discussed in greater detail above under Proposals 2, 3 and 4, respectively.

(2)	Shares authorized but unissued represent common stock available for future issuance beyond shares currently outstanding, shares issuable under outstanding warrants and stock options, and shares reserved for issuance under equity incentive plans.

Unless further stockholder approval is required for a proposed issuance of additional shares by the rules of Nasdaq or other applicable laws or regulations, the additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; establishing strategic relationships with other companies; expanding the Company’s business or product lines through the acquisition of other businesses or products; and other purposes.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If this proposal is not approved by our stockholders, our financing alternatives may be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities as the Board or the Compensation Committee thereof deems appropriate could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Authorized Shares Increase Amendment, and we will not independently provide our stockholders with any such rights.

Effective Time and Implementation of the Authorized Shares Increase Amendment

The effective time for the filing of the Authorized Shares Increase Amendment will be the date on which we file the Authorized Shares Increase Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Authorized Shares Increase Amendment.

Vote Required

Proposal 6 requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 6 to amend the Company’s Certificate of Incorporation to increase the authorized shares of common stock of the Company to 5,000,000,000 shares.

Notwithstanding the above, even if approved by stockholders at the Special Meeting, the Board reserves the right to abandon the Authorized Shares Increase if it deems such abandonment in the best interests of the stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AUTHORIZED SHARES
INCREASE.

Proposal 7

Approval Of Amendments to the Company’s Second Amended and Restated Certificate of Incorporation to
Remove Obsolete Provisions and to Make Certain Other Clarifying, Technical and Conforming Changes

General

Our stockholders are also being asked to adopt a Certificate of Amendment, amending our Second Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix E (the “Clean-Up Amendment”). The following is a summary of the key provisions of the Clean-Up Amendment, but this summary is qualified in its entirety by reference to the full text of the Clean-Up Amendment, a copy of which is included as Appendix E:

Our current Second Amended and Restated Certificate of Incorporation authorizes 5,000,000 shares of preferred stock, having a par value of $0.0001 per share, which currently includes one (1) of which authorized shares of preferred stock is designated as the “Class C Special Voting Share”; one (1) of which authorized shares of preferred stock is designated as the “Class K Special Voting Share”; one million (1,000,000) of which authorized shares of preferred stock are designated as “Series A Convertible Preferred Stock”; and one million (1,000,000) of which authorized shares of preferred stock are designated as “Series B Convertible Preferred Stock”. There are currently no Class C Special Voting Shares, Class K Special Voting Shares, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock. In order to simplify and streamline our certificate of incorporation, our board of directors has unanimously approved and declared advisable, and resolved to recommend to the Company’s stockholders, that they approve and adopt the Clean-Up Amendments that remove the provisions relating to these previously designated series of preferred stock and make certain other clarifying, technical and conforming changes to the certificate of incorporation.

The Clean-Up Amendment will have no effect on the par value of the Company’s common stock or preferred stock. The Clean-Up Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. If the Clean-Up Amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Clean-Up Amendment, and we will not independently provide our stockholders with any such rights.

Effective Time and Implementation of the Clean-Up Amendment

The effective time for the filing of the Clean-Up Amendment will be the date on which we file the Clean-Up Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Clean-Up Amendment.

Vote Required

Proposal 7 requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding stock entitled to vote on the subject matter, voting as a single class.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 7 to approve the Clean-Up Amendment.

Notwithstanding the above, even if approved by stockholders at the Special Meeting, the Board reserves the right to abandon the Clean-Up Amendment if it deems such abandonment in the best interests of the stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE CLEAN-UP AMENDMENT.

Proposal 8
Adjournment of the Special Meeting to Solicit Additional Proxies

Overview

We are asking you to approve a proposal to adjourn the Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt the Omnibus Plan Proposal, the 2025 Supplemental Plan Proposal, the Second 2025 Supplemental Plan Proposal, the CN Nasdaq 20% Cap Removal Proposal, the Authorized Share Increase Proposal and/or the Clean-Up Amendment Proposal (the “Adjournment Proposal”). We intend to move to adjourn the Meeting to enable our Board to solicit additional proxies for approval of the Omnibus Plan Proposal, the 2025 Supplemental Plan Proposal, the Second 2025 Supplemental Plan Proposal, the CN Nasdaq 20% Cap Removal Proposal, the Authorized Share Increase Proposal and/or the Clean-Up Amendment Proposal if, at the Meeting, the number of shares present in person or by proxy and voting in favor of the proposals are insufficient to approve the proposals. If stockholders approve the Adjournment Proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Omnibus Plan Proposal, the 2025 Supplemental Plan Proposal, the Second 2025 Supplemental Plan Proposal, the CN Nasdaq 20% Cap Removal Proposal, the Authorized Share Increase Proposal and/or the Clean-Up Amendment Proposal.

Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Omnibus Plan Proposal, the 2025 Supplemental Plan Proposal, the Second 2025 Supplemental Plan Proposal, the CN Nasdaq 20% Cap Removal Proposal, the Authorized Share Increase Proposal and/or the Clean-Up Amendment Proposal, such that the proposals would be defeated, we could adjourn the Meeting without a vote on the proposals and seek to convince the holders of those shares to change their votes to vote in favor of adoption of the proposals. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

If, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Notwithstanding the approval or non-approval of this Proposal 8, pursuant to our Third Amended and Restated Bylaws, any meeting of stockholders may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place, and the approval or non-approval of this Proposal 8 shall not limit such right of the chairman.

Vote Required

Proposal 8 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote thereon, to be approved. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 8.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval to adjourn the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the Omnibus Plan Proposal, the 2025 Supplemental Plan Proposal, the Second 2025 Supplemental Plan Proposal, the CN Nasdaq 20% Cap Removal Proposal, the Authorized Share Increase Proposal and/or the Clean-Up Amendment Proposal.

Other Matters

Annual Report

Copies of our Annual Report on Form 10-K (including our audited financial statements), and the filings incorporated by reference herein, as discussed below under “Incorporation by Reference”, filed with the SEC may be obtained without charge by writing to ETHZilla Corporation, 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480, attention: Secretary. Exhibits to the Form 10-K and filings incorporated by reference herein will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2024 and certain other related financial and business information are contained in our 2024 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

Additional Filings

The Company’s Form 10-Ks, 10-Qs, 8-Ks and all amendments to those reports are available without charge through the Company’s website on the Internet, www.ethzilla.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this Proxy Statement.

The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 2875 South Ocean Blvd., Suite 200, Palm Beach, Florida 33480.

Other Matters to be Presented at the Special Meeting

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Special Meeting other than that described above. If any other business should properly come before the Special Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board does not intend to bring any other matters before the Special Meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this Proxy Statement.

Incorporation by Reference

The SEC allows us to incorporate by reference into this Proxy Statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this Proxy Statement and before the Special Meeting (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein). We also incorporate by reference in this Proxy Statement the following documents filed by us with the SEC under the Exchange Act:

(a)	The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025, as amended by Amendment No. 1 thereto filed with the SEC on April 25, 2025, and Amendment No. 2 thereto filed with the SEC on May 8, 2025 (File No. 001-38105) (a copy of which is being made available with the Proxy Statement);

(b)	The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on July 23, 2025 (File No. 001-38105); and

(d)	The Company’s Current Reports on Form 8-K and 8-K/A (other than information furnished rather than filed) filed with the SEC on August 5, 2025; August 18, 2025 and August 21, 2025.

We undertake to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Proxy Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Proxy Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the address and telephone number set forth below under “Company Contact Information.”

Company Contact Information

The Board has established a process for stockholders to send communications to our Board or any individual director. Stockholders may send written communications to the Board or any director to ETHZilla Corporation:

ETHZilla Corporation

Attn: Investor Relations

2875 South Ocean Blvd., Suite 200, Palm Beach, Forida 33480

Email: ir@ETHZilla.com

ETHZILLA CORPORATION

2025 OMNIBUS INCENTIVE PLAN

Originally Adopted by the Board of Directors on August 26, 2025

and the Stockholders on [●], 2025

PURPOSES

This ETHZilla Corporation 2025 Omnibus Incentive Plan, as may be amended from time to time (the “Plan”), is intended to promote the interests of ETHZilla Corporation (the “Company”) and its Subsidiaries (as defined below) and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its Subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Article I

Definitions

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

Section 1.1 “Administrator” means the Board or the Compensation Committee, as determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

Section 1.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract, or otherwise.

Section 1.3 “Alternative Award” has the meaning set forth in Section 10.1.

Section 1.4 “Alternative Performance Awards” has the meaning set forth in Section 10.2.

Section 1.5 “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award, SAR, Dividend Equivalent or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

Section 1.6 “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

Section 1.7 “Board” means the Board of Directors of the Company.

Section 1.8 [Reserved]

Section 1.9 “Cause” means, unless otherwise provided in the Award Agreement, any of the following: (A) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to a material portion of the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her material employment-related duties for the Company Group, or willful misconduct in the performance of such duties; (d) the Participant’s material violation of any Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Cause” has the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

Section 1.10 “Change in Control” means the first to occur of any of the following events after the Effective Date:

(a) any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(b) the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of Directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code, the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

Section 1.11 “Change in Control Price” means the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

Section 1.12 “Code” means the Internal Revenue Code of 1986, as amended.

Section 1.13 “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

Section 1.14 “Company Group” means the Company and its direct or indirect Subsidiaries.

Section 1.15 “Compensation Year” means the period from one annual meeting of stockholders to the next following annual meeting of stockholders.

Section 1.16 “Competitive Activity” means a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

Section 1.17 “Corporate Event” means, as determined by the Administrator, any transaction or event described in Section 3.3(a) or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

Section 1.18 “Director” means a member of the Board or a member of the board of directors of any Subsidiary.

Section 1.19 “Disability” means (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, and (y) for Awards that are subject to Section 409A of the Code, “disability” has the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Disability” has the meaning, if any, specified in such agreement.

Section 1.20 “Dividend Equivalent” means the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

Section 1.21 “Eligible Representative” for a Participant means such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

Section 1.22 “Employee” means any individual classified as an employee by the Company or one of its Subsidiaries.

Section 1.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 1.24 “Executive Officer” means each person who is an officer or employee of the Company or any of its Subsidiaries and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

Section 1.25 “Fair Market Value” means, unless otherwise determined by the Administrator from time to time, the closing transaction price of a Share as reported on the NASDAQ Stock Market LLC on the date as of which such value is being determined or, if Shares are not listed on the NASDAQ Stock Market LLC, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

Section 1.26 “Good Reason” means, unless otherwise provided in the Award Agreement, a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual cash incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Good Reason” has the meaning, if any, specified in such agreement.

Section 1.27 “Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

Section 1.28 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

Section 1.29 “Option” means an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

Section 1.30 “Participant” means any Service Provider who has been granted an Award pursuant to the Plan.

Section 1.31 “Performance Award” means a Performance Shares or a Performance Unit.

Section 1.32 “Performance Cycle” means the period of time selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

Section 1.33 “Performance Goals” means the objectives established by the Administrator for a Performance Cycle pursuant to Section 6.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

Section 1.34 “Performance Share” means an Award granted pursuant to Article VI of the Plan of a Share or a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 1.35 “Performance Unit” means a U.S. Dollar-denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Article VI of the Plan, payable in cash or in Shares upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 1.36 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

Section 1.37 “Replacement Awards” means Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

Section 1.38 “Restricted Stock” means an Award granted pursuant to Section 5.1.

Section 1.39 “Restricted Stock Unit” means an Award granted pursuant to Section 5.2.

Section 1.40 “Securities Act” means the Securities Act of 1933, as amended.

Section 1.41 “Service Provider” means an Employee, Director or consultant of the Company or any of its Subsidiaries.

Section 1.42 “Share” means a share of Company Common Stock.

Section 1.43 “Stock Appreciation Right” or “SAR” means the right to receive a payment from the Company in cash and/or Shares equal to the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the “Base Price”) fixed by the Administrator on the grant date (which specified price shall not be less than the Fair Market Value of one Share on the grant date).

Section 1.44 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

Section 1.45 “Termination of employment,” “termination of service” and any similar term or terms means, with respect to a Director who is not an Employee of the Company or any Subsidiary, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary, with respect to a consultant of the Company or any of its Subsidiaries, the date upon which such consultant ceases to provide services to the Company and its Subsidiaries and, with respect to an Employee, the date he or she ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. Unless otherwise determined by the Administrator, a “termination of employment” or “termination of service” shall not occur if an Employee, consultant or Director, immediately upon ceasing to provide services in such capacity, commences to or continues to provide services to the Company or any of its Affiliates in another of such capacities.

Article II

ADMINISTRATION

Section 2.1 Powers of the Administrator. The Plan shall be administered by the Administrator. The Administrator shall have the sole and complete authority and discretion to: (i) determine the type or types of Awards to be granted to each Participant; (ii) select the Service Providers to whom Awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her; (iv) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (v) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider; (vi) determine the terms and conditions of any Awards (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine; (vii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans (as defined in Section 2.4) established for the purpose of satisfying applicable foreign laws; (viii) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto; (x) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan. Any determination made by the Administrator under the Plan, including, without limitation, under Section 3.3, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Section 2.2 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Subsidiaries any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law.

Section 2.3 Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

Section 2.4 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Employees employed and consultants who provide services outside the United States (“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company or an Affiliate of the Company, do not constitute regular or periodic payments and (y) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

Article III

SHARES SUBJECT TO PLAN

Section 3.1 Shares Subject to Plan.

(a) Subject to Section 3.3 and Section 3.6, the aggregate number of Shares which may be issued under this Plan shall initially equal 50,000,000 shares, and will automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to ten percent (10%) of the total shares of Company Common Stock outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 3.6. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

(b) If any Award or portion thereof under this Plan is for any reason forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Exercise Price, Base Price or tax withholding or similar obligations, such tendered or withheld Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

Section 3.2 Limitation on Non-Employee Director Awards. The maximum number of Shares subject to Awards granted during a single Compensation Year to any non-employee Director, taken together with any cash fees paid during the Compensation Year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed (i) $25,000,000 in total value; or (ii) in the event such non-employee Director is first appointed or elected to the Board during such Compensation Year, $50,000,000 in total value, or (iii) in the event such non-employee Director is serving as non-employee Chairperson (or co-Chairperson) of the Board, $50,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Section 3.3 Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, the ISO Limit, and the number, class and Exercise Price (if applicable) or Base Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 3.3, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the Exercise Price or Base Price thereof shall be rounded up to the nearest cent.

(b) Any adjustment of an Award pursuant to this Section 3.3 shall be effected in compliance with Section 424 and 409A of the Code to the extent applicable.

Section 3.4 Award Agreement Provisions. The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

Section 3.5 Prohibition Against Repricing. Except to the extent (i) approved in advance by the stockholders of the Company or (ii) pursuant to Section 3.3 as a result of any Corporate Event or pursuant to Article XI in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price of any outstanding Option or Base Price or any outstanding SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted and as to which the Exercise Price or Base Price thereof is in excess of the then-current Fair Market Value of Share.

Section 3.6 Maximum Number of Incentive Stock Options. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 5,000,000,000 shares (the “ISO Limit”).

Article IV

OPTIONS AND SARS

Section 4.1 Grant of Options and SARs. The Administrator is authorized to make Awards of Options and/or SARs to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Exercise Price”) and the Base Price of each SAR shall be not less than 100% of the Fair Market Value of a Share on the date such Option or SAR is granted. Each Option and each SAR shall be evidenced by an Award Agreement.

Section 4.2 Exercisability and Vesting; Exercise. Each Option and SAR shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator, SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option or SAR, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

Section 4.3 Settlement of SARs. Upon exercise of a SAR, the Participant shall be entitled to receive payment in Shares, or such other form as determined by the Administrator, having an aggregate value equal to the Fair Market Value of one Share on the exercise date over (ii) the Base Price of such SAR; provided, however, that on the grant date, the Administrator may establish a maximum amount per Share that may be payable upon exercise of a SAR.

Section 4.4 Expiration of Options and SARs. No Option or SAR may be exercised after the expiration of ten (10) years from the date the Option or SAR was granted, unless a longer or shorter period is set forth in the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option or SAR (x) the exercise of the Option or SAR is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement (to the extent permissible under Section 409A of the Code) and provided further that no extension will be made if the applicable Exercise Price or Base Price at the date the initial term would otherwise expire is below the Fair Market Value on such date.

Article V
Restricted Stock Awards AND RESTRICTED STOCK UNIT AWARDS

Section 5.1 Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.

Section 5.2 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator may specify any conditions to vesting as it deems appropriate. For the avoidance of doubt, the Administrator may grant Restricted Stock Units that are fully vested and nonforfeitable when granted. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units. Unless otherwise provided in an Award Agreement, on the settlement date, the Company shall, subject to the terms of this Plan, transfer to the Participant one Share (or a cash amount equal to the then Fair Market Value of a Share) for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to such Participant. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Restricted Stock Units awarded pursuant to the Plan will receive Dividend Equivalents in accordance with Article VIII.

Article VI
Performance AWARDS

Section 6.1 Grant of Performance Awards. The Administrator is authorized to make Performance Awards to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.

Section 6.2 Issuance and Restrictions. The Administrator shall have the authority to determine the Participants who shall receive Performance Awards; the number of Performance Shares, the number and value of Performance Units; the cash entitlement of any Participant with respect to any Performance Cycle; and the Performance Goals applicable in respect of such Performance Awards for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions as the Administrator shall determine. Unless the Administrator shall determine otherwise, no Company Common Stock will be issued at the time an Award of Performance Shares is made. The Company shall not be required to set aside a fund for the payment of Performance Awards.

Section 6.3 Earned Performance Awards. Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine or as set forth in an Award Agreement. In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Awards on such other conditions as the Administrator shall determine. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.

Section 6.4 Rights as a Stockholder. A Participant shall not have any rights as a stockholder in respect of Performance Awards (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the Shares attributable to such Performance Awards have been issued to such Participant or his or her beneficiary. Performance Shares as to which Shares are issued prior to the end of the Performance Cycle shall, during such period, be subject to such restrictions on transferability and other restrictions as the Administrator may impose. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Performance Awards awarded pursuant to the Plan will receive Dividend Equivalents settled in Shares in accordance with Article VIII.

Section 6.5 Performance Goals and Related Provisions. The Administrator shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Cycle or for a Performance Award to be earned or vested. The Administrator may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid under the Plan, and it may provide for the payment of differing amounts of compensation for different levels of performance. Performance Goals may be established on a Company-wide basis, with respect to one or more business units, divisions, Subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance Goals may also be subject to such other terms and conditions as the Administrator may determine appropriate. The Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the Administrator may determine.

Section 6.6 Determination of Attainment of Performance Goals. As soon as practicable following the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator shall determine the number of Performance Shares or other Performance Awards and the number and value of Performance Units or the amount of any cash entitlement, in each case that has been earned or vested.

Section 6.7 Payment of Awards. Payment or delivery of Company Common Stock with respect to earned Performance Shares, earned Performance Units and earned cash entitlements shall be made to the Participant or, if the Participant has died, to the Participant’s Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Administrator’s determination under Section 6.6 above and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) ninety (90) days after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) days after the expiration of the Performance Cycle. The Administrator shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Administrator’s determination under Section 6.6 above or such other date specified in the Award Agreement. The Administrator may, in an Award Agreement with respect to the Award or delivery of Shares, condition the vesting of such Shares on the performance of additional service.

Section 6.8 Newly Eligible Participants. Notwithstanding anything in this Article VI to the contrary, the Administrator shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.

Article VII

OTHER Stock-Based Awards

Section 7.1 Grant of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards and fully vested stock awards, including grants of fully vested Shares (collectively, “Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine, including without limitation the payment of cash bonuses or other incentives in the form of Stock-Based Awards. Unless otherwise determined by the Administrator, all Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company, any Affiliate or any Subsidiary or in satisfaction of any obligation of the Company, any Affiliate or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Article VIII

Dividend Equivalents

Section 8.1 Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. Notwithstanding the terms of this Section 8.1, no Dividend Equivalents shall be granted with respect to Options or SARs. The grant date of any Dividend Equivalents will be the date on which the Dividend Equivalent is awarded by the Administrator, or such other date permitted by applicable laws as the Administrator shall determine. Dividend Equivalents may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator; provided, that, unless the Administrator shall determine otherwise in an Award Agreement, Dividend Equivalents with respect to Awards shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Administrator shall determine, including customary representations, warranties and covenants with respect to securities law matters.

Article IX

Termination and Forfeiture

Section 9.1 Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and canceled, effective as of the date of the termination or engagement in Competitive Activity. If the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued upon exercise or settlement of such Awards.

Section 9.2 Termination due to Death. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death:

(a) All Options and SARs (whether or not then otherwise exercisable) shall become exercisable in full and the Participant’s Eligible Representative may exercise all such Options and SARs at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or (ii) the expiration of the term of the Options or SARs; provided that any in-the-money Options and SARs that are still outstanding on the last day of the time period specified in this Section 9.2(a) shall automatically be exercised on such date; and

(b) All other Awards shall immediately vest in full upon the Participant’s death, and Restricted Stock Units and Performance Awards that have not been settled or converted into Shares prior to the Participant’s death shall immediately be settled in Shares. Any Performance Awards that vest as a result of this Section 9.2(b) shall vest and be paid based on target levels of performance.

Section 9.3 Termination due to Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of Disability, the Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 9.3 as though the Participant continued in the employ or service of the Company and all unvested Awards shall remain outstanding and vest, or in the case of Options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Options or SARs granted to such Participant that are exercisable at the date of termination by reason of Disability or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the fifth anniversary of the Participant’s termination for Disability or (ii) the expiration of the term of such Options or SARs.

Section 9.4 Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 9.4 or (ii) the expiration of the term of such Options or SARs; and

(b) All Awards of Restricted Stock or Restricted Stock Units that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination; and

(c) Provided that the Participant signs a general release and waiver of claims in the form provided by the Administrator and does not exercise any rights to revoke such release, the Participant shall retain a portion of any unvested Performance Awards granted earlier than one year prior to the termination under this Section 9.4 equal to, for each grant of Performance Awards, the number of Performance Shares or Performance Units specified in the Award Agreement multiplied by the quotient of (i) the number of full months elapsed between the grant date in respect of such Performance Awards and the effective date of the termination under this Section 9.4 over (ii) the total number of months in the Performance Cycle. Such retained Performance Awards will remain outstanding and vest subject to the attainment of the applicable Performance Goals in respect thereof. Any Performance Awards that do not vest pursuant to this Section 9.4(c) shall be immediately forfeited and canceled, effective as of the date of the termination.

Section 9.5 Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for any reason other as set forth in Sections 9.1 (other than post-service Competitive Activity) through 9.4:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 9.5 or (ii) the expiration of the term of such Options or SARs; and

(b) All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled, effective as of the date of termination.

Section 9.6 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and the provisions of this Plan.

Section 9.7 Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 9.7 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

Section 9.8 Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with applicable law.

Article X

CHANGE IN CONTROL

Section 10.1 Alternative Award. Unless otherwise provided in an Award Agreement, and other than with respect to the Performance Award Conversion, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 10.3 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including an equal or better vesting schedule and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the fifth anniversary of the Participant’s termination (or, if earlier, the expiration of the term of such stock options); (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall receive (as determined by the Board prior to the Change in Control) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) publicly-traded shares or equity interests equal in value (as determined by the Administrator) to the value in clause (1).

Section 10.2 Performance Award Conversion. Unless otherwise provided in an Award Agreement, upon a Change in Control, then-outstanding Performance Awards shall be modified to remove any Performance Goals applicable thereto and to substitute, in lieu of such Performance Goals, vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the Performance Goals would have been measured if the Change in Control had not occurred (or, if applicable, the later period of required service following such measurement date) (such Awards, the “Alternative Performance Awards”), with such service-vesting of the Alternative Performance Awards to accelerate upon the termination of service of the holder prior to such vesting date(s) thereof, if such termination of service satisfies the requirements of clause (ii) of Section 10.1 hereof. The number of Alternative Performance Awards shall be equal to (i) if less than 50% of the Performance Cycle has elapsed, the target number of Performance Awards, and (ii) if 50% or more of the Performance Cycle has elapsed, a number of Performance Awards based on actual performance through the date of the Change in Control if determinable, or the target, if not determinable (with the Administrator as constituted prior to the Change in Control making any determinations necessary to determine performance and the vesting date(s) thereof). The conversion of the Performance Awards into Alternative Performance Awards is referred to herein as the “Performance Award Conversion”. Following the Performance Award Conversion, the Alternative Performance Awards shall either remain outstanding as Alternative Awards consistent with this Section 10.2 or shall be treated as provided in Section 10.3.

Section 10.3 Accelerated Vesting and Payment. Except as otherwise provided in this Article X or in an Award Agreement, upon a Change in Control:

(a) each vested and unvested Option or SAR shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Exercise Price or Base Price;

(b) the vesting restrictions applicable to all other unvested Awards (other than (x) freestanding Dividend Equivalents not granted in connection with another Award and (y) Performance Awards) shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price;

(c) the Alternative Performance Awards shall be canceled in exchange for a payment equal to the Change in Control Price;

(d) all other Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price; and

(e) all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable Exercise Price, Base Price or similar feature) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. Upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the Fair Market Value of the Shares subject to such Options or such SARs is less than or equal to the Exercise Price of such Options or the Base Price of such SARs.

Article XI

OTHER PROVISIONS

Section 11.1 Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 11.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 11.13 or, with the prior approval of the Company, estate planning transfers.

Section 11.2 Amendment, Suspension or Termination of the Plan or Award Agreements.

(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 3.3, increase the number of Shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, materially adversely alter or impair any rights or obligations under any Award theretofore granted.

(b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be materially adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

Section 11.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 11.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

Section 11.5 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 11.6 Term of Plan. The Plan was approved by the Board of Directors of the Company on August [●], 2025 (the “Adoption Date”), subject to stockholder approval. The Plan shall be effective on the date of its approval by the stockholders of the Company (the “Effective Date”) in accordance with applicable law. No awards shall be issued or granted under this Plan until or unless this Plan is approved by stockholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11.2, until the tenth (10th) anniversary of the Adoption Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

 Section 11.7 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

Section 11.8 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 11.9 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

Section 11.10 Withholding Taxes. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any such required withholding obligations arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.

Section 11.11 Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

Section 11.12 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

Section 11.13 Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

EHTZILLA CORPORATION

2025 SUPPLEMENTAL OPTION INCENTIVE PLAN

Adopted by the Board of Directors on July 29, 2025,
subject to Stockholder Approval Prior to July 29, 2026

Article I.
PURPOSES AND BACKGROUND

1.1 This ETHZilla Corporation 2025 Supplemental Option Incentive Plan, as may be amended from time to time (the “Plan”), is intended to promote the interests of ETHZilla Corporation (the “Company”) and its Subsidiaries (as defined below) and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its Subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

1.2 The Company’s Board of Directors adopted the Plan on July 29, 2025 (the “Effective Date”). The Plan shall become effective on the Effective Date. In accordance with Nasdaq Listing Rule 5635(c) and the guidance thereunder, on or following the Effective Date but prior to the Shareholder Approval Date (as defined below), the Company may only grant Options, but no shares of Common Stock or other securities, under the Plan. Additionally, (i) until the Shareholder Approval Date, no Options can be exercised, and (ii) if Shareholder Approval is not received, the Plan shall be unwound, and the outstanding Options cancelled (the “Nasdaq Pre-Approval Requirements”). All Options granted prior to the Shareholder Approval Date shall be granted subject to the Nasdaq Pre-Approval Requirements and all Award Agreements memorializing such Stock Option grants shall include provisions making such Stock Options and grants subject to such Nasdaq Pre-Approval Requirements for all purposes.

1.3 The grant of Incentive Stock Options is subject to approval of this Plan by the Company’s shareholders within twelve (12) months of the Effective Date. Shareholder approval is to be obtained in accordance with the Company’s Certificate of Incorporation and Bylaws, each as amended, and Applicable Laws (the “Shareholder Approval” and the date of such Shareholder Approval, the “Shareholder Approval Date”). The Administrator may grant Incentive Stock Options prior to Shareholder Approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain Shareholder Approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options (subject to the Nasdaq Pre-Approval Requirements) as Nonqualified Stock Options.

Article II.
Definitions

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

2.1 “Administrator” means the Board or the Compensation Committee, as determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

2.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract, or otherwise.

2.3 “Alternative Award” has the meaning set forth in Section 7.1.

2.4 “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any stock exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.5 “Award” means any granted to a Participant pursuant to the Plan.

2.6 “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means, unless otherwise provided in the Award Agreement, any of the following: (A) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to a material portion of the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her material employment-related duties for the Company Group, or willful misconduct in the performance of such duties; (d) the Participant’s material violation of any Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Cause” has the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

2.9 “Change in Control” or “Change of Control” means the first to occur of any of the following events after the Effective Date:

(a) any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(b) the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of Directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code, the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

2.10 “Change in Control Price” means the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

2.11 “Code” means the Internal Revenue Code of 1986, as amended.

2.12 “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

2.13 “Company Group” means the Company and its direct or indirect Subsidiaries.

2.14 “Compensation Year” means the period from one annual meeting of stockholders to the next following annual meeting of stockholders.

2.15 “Competitive Activity” means a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

2.16 “Corporate Event” means, as determined by the Administrator, any transaction or event described in Section 4.4(a) or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

2.17 “Director” means a member of the Board or a member of the board of directors of any Subsidiary.

2.18 “Disability” means (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, and (y) for Awards that are subject to Section 409A of the Code, “disability” has the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Disability” has the meaning, if any, specified in such agreement.

2.19 “Eligible Representative” for a Participant means such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

2.20 “Employee” means any individual classified as an employee by the Company or one of its Subsidiaries.

2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.22 “Executive Officer” means each person who is an officer or employee of the Company or any of its Subsidiaries and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

2.23 “Fair Market Value” means, unless otherwise determined by the Administrator from time to time, the closing transaction price of a Share as reported on the NASDAQ Stock Market LLC on the date as of which such value is being determined or, if Shares are not listed on the NASDAQ Stock Market LLC, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

2.24 “Good Reason” means, unless otherwise provided in the Award Agreement, a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual cash incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Good Reason” has the meaning, if any, specified in such agreement.

2.25 “Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

2.26 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27 “Option” means an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

2.28 “Participant” means any Service Provider who has been granted an Award pursuant to the Plan.

2.29 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.30 “Replacement Awards” means Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

2.31 “Securities Act” means the Securities Act of 1933, as amended.

2.32 “Service Provider” means an Employee, Director or consultant of the Company or any of its Subsidiaries.

2.33 “Share” means a share of Company Common Stock.

2.34 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

2.35 “Termination of employment,” “termination of service” and any similar term or terms means, with respect to a Director who is not an Employee of the Company or any Subsidiary, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary, with respect to a consultant of the Company or any of its Subsidiaries, the date upon which such consultant ceases to provide services to the Company and its Subsidiaries and, with respect to an Employee, the date he or she ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. Unless otherwise determined by the Administrator, a “termination of employment” or “termination of service” shall not occur if an Employee, consultant or Director, immediately upon ceasing to provide services in such capacity, commences to or continues to provide services to the Company or any of its Affiliates in another of such capacities.

Article III.
ADMINISTRATION

3.1 Powers of the Administrator. The Plan shall be administered by the Administrator. The Administrator shall have the sole and complete authority and discretion to: (i) determine the type or types of Awards to be granted to each Participant; (ii) select the Service Providers to whom Awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her; (iv) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (v) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider; (vi) determine the terms and conditions of any Awards (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine; (vii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans (as defined in Section 3.4) established for the purpose of satisfying applicable foreign laws; (viii) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto; (x) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan. Any determination made by the Administrator under the Plan, including, without limitation, under Section 4.4, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.2 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Subsidiaries any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law.

3.3 Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

3.4 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Employees employed and consultants who provide services outside the United States (“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company or an Affiliate of the Company, do not constitute regular or periodic payments and (y) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

Article IV.
SHARES SUBJECT TO PLAN

4.1 Shares Subject to Plan. Subject to Section 4.3 and Section 4.7, the aggregate number of Shares which may be issued under this Plan shall be 9,197,614 (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 4.7. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

4.2 If any Award or portion thereof under this Plan is for any reason forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Exercise Price, or tax withholding or similar obligations, such tendered or withheld Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

4.3 [Intentionally Removed].

4.4 Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, the ISO Limit, and the number, class and Exercise Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 4.4, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the Exercise Price thereof shall be rounded up to the nearest cent.

(b) Any adjustment of an Award pursuant to this Section 4.4 shall be effected in compliance with Section 424 and 409A of the Code to the extent applicable.

4.5 The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

4.6 Except to the extent (i) approved in advance by the stockholders of the Company or (ii) pursuant to Section 4.4 as a result of any Corporate Event or pursuant to Article VII in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price of any outstanding Option or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options previously granted and as to which the Exercise Price thereof is in excess of the then-current Fair Market Value of Share.

4.7 Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 9,197,614 shares (the “ISO Limit”).

Article V.
OPTIONS

5.1 Grant of Options. The Administrator is authorized to make Awards of Options to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Exercise Price”) shall be not less than 100% of the Fair Market Value of a Share on the date such Option is granted. Each Option shall be evidenced by an Award Agreement.

5.2 Exercisability and Vesting; Exercise. Each Option shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

5.3 Expiration of Options. No Option may be exercised after the expiration of ten (10) years from the date the Option was granted, unless a longer or shorter period is set forth in the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option (x) the exercise of the Option is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement (to the extent permissible under Section 409A of the Code) and provided further that no extension will be made if the applicable Exercise Price at the date the initial term would otherwise expire is below the Fair Market Value on such date.

Article VI.
Termination and Forfeiture

6.1 Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and canceled, effective as of the date of the termination or engagement in Competitive Activity. If the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued

6.2 Termination due to Death. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death:

(a) All Options (whether or not then otherwise exercisable) shall become exercisable in full and the Participant’s Eligible Representative may exercise all such Options at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or (ii) the expiration of the term of the Options; provided that any in-the-money Options that are still outstanding on the last day of the time period specified in this Section 6.2(a) shall automatically be exercised on such date; and

(b) All other Awards shall immediately vest in full upon the Participant’s death.

6.3 Termination due to Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of Disability, the Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 6.3 as though the Participant continued in the employ or service of the Company and all unvested Awards shall remain outstanding and vest, or in the case of Options, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Options granted to such Participant that are exercisable at the date of termination by reason of Disability or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the one year anniversary of the Participant’s termination for Disability or (ii) the expiration of the term of such Options.

6.4 Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause:

(a) All Options that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 6.4 or (ii) the expiration of the term of such Options.

6.5 Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for any reason other as set forth in Sections 6.1 (other than post-service Competitive Activity) through 6.4:

(a) All Options that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 6.5 or (ii) the expiration of the term of such Options; and

(b) All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled, effective as of the date of termination.

6.6 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and the provisions of this Plan.

6.7 Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 6.7 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

6.8 Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with Applicable Law, whether before or after the adoption date of this Plan.

Article VII.
CHANGE IN CONTROL

7.1 Alternative Award. Unless otherwise provided in an Award Agreement, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 7.2 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including an equal or better vesting schedule and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the fifth anniversary of the Participant’s termination (or, if earlier, the expiration of the term of such stock options); (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall receive (as determined by the Board prior to the Change in Control) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) publicly-traded shares or equity interests equal in value (as determined by the Administrator) to the value in clause (1).

7.2 Accelerated Vesting and Payment. Except as otherwise provided in this Article VII or in an Award Agreement, upon a Change in Control:

(a) each vested and unvested Option shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Exercise Price;

(b) the vesting restrictions applicable to all other unvested Awards shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price; and

(c) all other Awards that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable Exercise Price) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. Upon a Change in Control the Administrator may cancel Options for no consideration if the Fair Market Value of the Shares subject to such Options is less than or equal to the Exercise Price of such Options.

Article VIII.
OTHER PROVISIONS

8.1 Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 8.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 8.13 or, with the prior approval of the Company, estate planning transfers.

8.2 Amendment, Suspension or Termination of the Plan or Award Agreements.

(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 4.3, increase the number of Shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, materially adversely alter or impair any rights or obligations under any Award theretofore granted.

(b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be materially adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

8.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any

8.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

8.5 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

8.6 Term of Plan. The Plan was approved by the Board of Directors of the Company on the Effective Date, subject to stockholder approval. The Plan shall continue in effect, unless sooner terminated pursuant to Section 8.2, until the tenth (10th) anniversary of the Effective Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

8.7 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

8.8 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

8.9 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

8.10 Withholding Taxes. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any such required withholding obligations arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.

8.11 Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

8.12 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

8.13 Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

ETHZILLA CORPORATION

2025 SECOND SUPPLEMENTAL OPTION INCENTIVE PLAN

Adopted by the Board of Directors on August 8, 2025,
subject to Stockholder Approval Prior to August 8, 2026

Article I.
PURPOSES AND BACKGROUND

1.1 This ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan, as may be amended from time to time (the “Plan”), is intended to promote the interests of ETHZilla Corporation (the “Company”) and its Subsidiaries (as defined below) and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its Subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

1.2 The Company’s Board of Directors adopted the Plan on August 8, 2025 (the “Effective Date”). The Plan shall become effective on the Effective Date. In accordance with Nasdaq Listing Rule 5635(c) and the guidance thereunder, on or following the Effective Date but prior to the Shareholder Approval Date (as defined below), the Company may only grant Options, but no shares of Common Stock or other securities, under the Plan. Additionally, (i) until the Shareholder Approval Date, no Options can be exercised, and (ii) if Shareholder Approval is not received, the Plan shall be unwound, and the outstanding Options cancelled (the “Nasdaq Pre-Approval Requirements”). All Options granted prior to the Shareholder Approval Date shall be granted subject to the Nasdaq Pre-Approval Requirements and all Award Agreements memorializing such Stock Option grants shall include provisions making such Stock Options and grants subject to such Nasdaq Pre-Approval Requirements for all purposes.

1.3 The grant of Incentive Stock Options is subject to approval of this Plan by the Company’s shareholders within twelve (12) months of the Effective Date. Shareholder approval is to be obtained in accordance with the Company’s Certificate of Incorporation and Bylaws, each as amended, and Applicable Laws (the “Shareholder Approval” and the date of such Shareholder Approval, the “Shareholder Approval Date”). The Administrator may grant Incentive Stock Options prior to Shareholder Approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain Shareholder Approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options (subject to the Nasdaq Pre-Approval Requirements) as Nonqualified Stock Options.

Article II.
Definitions

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

2.1 “Administrator” means the Board or the Compensation Committee, as determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

2.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract, or otherwise.

2.3 “Alternative Award” has the meaning set forth in Section 7.1.

2.4 “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any stock exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.5 “Award” means any granted to a Participant pursuant to the Plan.

2.6 “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means, unless otherwise provided in the Award Agreement, any of the following: (A) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to a material portion of the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her material employment-related duties for the Company Group, or willful misconduct in the performance of such duties; (d) the Participant’s material violation of any Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Cause” has the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

2.9 “Change in Control” or “Change of Control” means the first to occur of any of the following events after the Effective Date:

(a) any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(b) the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of Directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code, the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

2.10 “Change in Control Price” means the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

2.11 “Code” means the Internal Revenue Code of 1986, as amended.

2.12 “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

2.13 “Company Group” means the Company and its direct or indirect Subsidiaries.

2.14 “Compensation Year” means the period from one annual meeting of stockholders to the next following annual meeting of stockholders.

2.15 “Competitive Activity” means a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

2.16 “Corporate Event” means, as determined by the Administrator, any transaction or event described in Section 4.4(a) or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

2.17 “Director” means a member of the Board or a member of the board of directors of any Subsidiary.

2.18 “Disability” means (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, and (y) for Awards that are subject to Section 409A of the Code, “disability” has the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Disability” has the meaning, if any, specified in such agreement.

2.19 “Eligible Representative” for a Participant means such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

2.20 “Employee” means any individual classified as an employee by the Company or one of its Subsidiaries.

2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.22 “Executive Officer” means each person who is an officer or employee of the Company or any of its Subsidiaries and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

2.23 “Fair Market Value” means, unless otherwise determined by the Administrator from time to time, the closing transaction price of a Share as reported on the NASDAQ Stock Market LLC on the date as of which such value is being determined or, if Shares are not listed on the NASDAQ Stock Market LLC, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

2.24 “Good Reason” means, unless otherwise provided in the Award Agreement, a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual cash incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Good Reason” has the meaning, if any, specified in such agreement.

2.25 “Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

2.26 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27 “Option” means an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

2.28 “Participant” means any Service Provider who has been granted an Award pursuant to the Plan.

2.29 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.30 “Replacement Awards” means Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

2.31 “Securities Act” means the Securities Act of 1933, as amended.

2.32 “Service Provider” means an Employee, Director or consultant of the Company or any of its Subsidiaries.

2.33 “Share” means a share of Company Common Stock.

2.34 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

2.35 “Termination of employment,” “termination of service” and any similar term or terms means, with respect to a Director who is not an Employee of the Company or any Subsidiary, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary, with respect to a consultant of the Company or any of its Subsidiaries, the date upon which such consultant ceases to provide services to the Company and its Subsidiaries and, with respect to an Employee, the date he or she ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. Unless otherwise determined by the Administrator, a “termination of employment” or “termination of service” shall not occur if an Employee, consultant or Director, immediately upon ceasing to provide services in such capacity, commences to or continues to provide services to the Company or any of its Affiliates in another of such capacities.

Article III.
ADMINISTRATION

3.1 Powers of the Administrator. The Plan shall be administered by the Administrator. The Administrator shall have the sole and complete authority and discretion to: (i) determine the type or types of Awards to be granted to each Participant; (ii) select the Service Providers to whom Awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her; (iv) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (v) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider; (vi) determine the terms and conditions of any Awards (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine; (vii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans (as defined in Section 3.4) established for the purpose of satisfying applicable foreign laws; (viii) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto; (x) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan. Any determination made by the Administrator under the Plan, including, without limitation, under Section 4.4, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.2 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Subsidiaries any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law.

3.3 Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

3.4 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Employees employed and consultants who provide services outside the United States (“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company or an Affiliate of the Company, do not constitute regular or periodic payments and (y) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

Article IV.

SHARES SUBJECT TO PLAN

4.1 Shares Subject to Plan. Subject to Section 4.3 and Section 4.7, the aggregate number of Shares which may be issued under this Plan shall be 1,814,221 (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 4.7. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

4.2 If any Award or portion thereof under this Plan is for any reason forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Exercise Price, or tax withholding or similar obligations, such tendered or withheld Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

4.3 [Intentionally Removed].

4.4 Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, the ISO Limit, and the number, class and Exercise Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 4.4, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the Exercise Price thereof shall be rounded up to the nearest cent.

(b) Any adjustment of an Award pursuant to this Section 4.4 shall be effected in compliance with Section 424 and 409A of the Code to the extent applicable.

4.5 The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

4.6 Except to the extent (i) approved in advance by the stockholders of the Company or (ii) pursuant to Section 4.4 as a result of any Corporate Event or pursuant to Article VII in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price of any outstanding Option or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options previously granted and as to which the Exercise Price thereof is in excess of the then-current Fair Market Value of Share.

4.7 Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 1,814,221 shares (the “ISO Limit”).

Article V.
OPTIONS

5.1 Grant of Options. The Administrator is authorized to make Awards of Options to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Exercise Price”) shall be not less than 100% of the Fair Market Value of a Share on the date such Option is granted. Each Option shall be evidenced by an Award Agreement.

5.2 Exercisability and Vesting; Exercise. Each Option shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

5.3 Expiration of Options. No Option may be exercised after the expiration of ten (10) years from the date the Option was granted, unless a longer or shorter period is set forth in the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option (x) the exercise of the Option is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement (to the extent permissible under Section 409A of the Code) and provided further that no extension will be made if the applicable Exercise Price at the date the initial term would otherwise expire is below the Fair Market Value on such date.

Article VI.
Termination and Forfeiture

6.1 Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and canceled, effective as of the date of the termination or engagement in Competitive Activity. If the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued

6.2 Termination due to Death. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death:

(a) All Options (whether or not then otherwise exercisable) shall become exercisable in full and the Participant’s Eligible Representative may exercise all such Options at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or (ii) the expiration of the term of the Options; provided that any in-the-money Options that are still outstanding on the last day of the time period specified in this Section 6.2(a) shall automatically be exercised on such date; and

(b) All other Awards shall immediately vest in full upon the Participant’s death.

6.3 Termination due to Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of Disability, the Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 6.3 as though the Participant continued in the employ or service of the Company and all unvested Awards shall remain outstanding and vest, or in the case of Options, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Options granted to such Participant that are exercisable at the date of termination by reason of Disability or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the one year anniversary of the Participant’s termination for Disability or (ii) the expiration of the term of such Options.

6.4 Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause:

(a) All Options that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 6.4 or (ii) the expiration of the term of such Options.

6.5 Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for any reason other as set forth in Sections 6.1 (other than post-service Competitive Activity) through 6.4:

(a) All Options that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 6.5 or (ii) the expiration of the term of such Options; and

(b) All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled, effective as of the date of termination.

6.6 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and the provisions of this Plan.

6.7 Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 6.7 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

6.8 Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with Applicable Law, whether before or after the adoption date of this Plan.

Article VII.

CHANGE IN CONTROL

7.1 Alternative Award. Unless otherwise provided in an Award Agreement, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 7.2 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including an equal or better vesting schedule and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the fifth anniversary of the Participant’s termination (or, if earlier, the expiration of the term of such stock options); (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall receive (as determined by the Board prior to the Change in Control) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) publicly-traded shares or equity interests equal in value (as determined by the Administrator) to the value in clause (1).

7.2 Accelerated Vesting and Payment. Except as otherwise provided in this Article VII or in an Award Agreement, upon a Change in Control:

(a) each vested and unvested Option shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Exercise Price;

(b) the vesting restrictions applicable to all other unvested Awards shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price; and

(c) all other Awards that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable Exercise Price) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. Upon a Change in Control the Administrator may cancel Options for no consideration if the Fair Market Value of the Shares subject to such Options is less than or equal to the Exercise Price of such Options.

Article VIII.
OTHER PROVISIONS

8.1 Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 8.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 8.13 or, with the prior approval of the Company, estate planning transfers.

8.2 Amendment, Suspension or Termination of the Plan or Award Agreements.

(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 4.3, increase the number of Shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, materially adversely alter or impair any rights or obligations under any Award theretofore granted.

(b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be materially adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

8.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any

8.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

8.5 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

8.6 Term of Plan. The Plan was approved by the Board of Directors of the Company on the Effective Date, subject to stockholder approval. The Plan shall continue in effect, unless sooner terminated pursuant to Section 8.2, until the tenth (10th) anniversary of the Effective Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

8.7 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

8.8 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

8.9 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

8.10 Withholding Taxes. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any such required withholding obligations arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.

8.11 Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

8.12 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

8.13 Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

FORM OF

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

ETHZILLA CORPORATION

ETHZilla Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is ETHZilla Corporation.

SECOND: The original name of the Company was KBL Merger Corp. IV. The date on which the Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is September 7, 2016. The Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on June 2, 2017. The Second Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on November 6, 2020.

THIRD: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions approving and deeming advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

RESOLVED: That Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to restate Section 4.1 as follows:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 5,005,000,000, shares, consisting of (a) 5,000,000,000 shares of common stock and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), which Preferred Stock is undesignated as to class or series other than as contemplated by Sections 4.3 and 4.4 hereof.”

RESOLVED: That except as expressly amended hereby no other aspect of such Article IV shall be modified hereby.

FOURTH: The foregoing amendment was submitted to the stockholders of the Company for their approval at a special meeting of stockholders which was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment. Accordingly, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective on [_____], [_________] at [_____] Eastern Time.

IN WITNESS WHEREOF, ETHZilla Corporation has caused this certificate to be signed by Blair Jordan, its Chief Executive Officer, this   day of  , 202__.

ETHZILLA CORPORATION

By:
Its:

Printed Name:

FORM OF

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

ETHZILLA CORPORATION

ETHZilla Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is ETHZilla Corporation.

SECOND: The original name of the Company was KBL Merger Corp. IV. The date on which the Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is September 7, 2016. The Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on June 2, 2017. The Second Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on November 6, 2020.

THIRD: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions approving and deeming advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

RESOLVED: That Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to restate Section 4.1 as follows:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 5,005,000,000, shares, consisting of (a) 5,000,000,000 shares of common stock and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), which Preferred Stock is undesignated as to class or series other than as contemplated by Section 4.3 and 4.4 hereof.”1

RESOLVED: That Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to restate Section 4.2 as follows:

“Section 4.2 Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued and undesignated shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences, and relative, participating, optional, special, and other rights, if any, of each such series and any qualifications, limitations, and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.”

RESOLVED: That Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to restate Section 4.3 as follows:

[1]	Will only be included to the extent Proposal 6 of the Proxy Statement is approved.

“Section 4.3 [RESERVED].”

RESOLVED: That Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to restate Section 4.4 as follows:

“Section 4.4 [RESERVED].”

RESOLVED: That Exhibit I (Conversion Notice) and Exhibit II (Acknowledgement) of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is deleted in its entirety.

RESOLVED: That except as expressly amended hereby no other aspect of the Restated Certificate shall be modified hereby.

FOURTH: The foregoing amendment was submitted to the stockholders of the Company for their approval at a special meeting of stockholders which was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment. Accordingly, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective on [_____], [_________] at [_____] Eastern Time.

IN WITNESS WHEREOF, ETHZilla Corporation has caused this certificate to be signed by Blair Jordan, its Chief Executive Officer, this   day of  , 202__.

ETHZILLA CORPORATION

By:
Its:

Printed Name:

SUMMARY OF AMENDMENTS TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REMOVE OBSOLETE PROVISIONS AND TO MAKE CERTAIN OTHER CLARIFYING, TECHNICAL AND CONFORMING CHANGES

Subject to approval by the requisite vote of stockholders of the Company, Article IV, Section 4.1 of the certificate of incorporation would be amended as follows, with deletions indicated by strikeouts and additions indicated by double underlining:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 5~~1~~,005,000,000, shares, consisting of (a) 5~~1~~,000,000,000 shares of common stock and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), which Preferred Stock is undesignated as to class or series other than as contemplated by Section 4.3 and 4.4 hereof.”1

1 Will only be included to the extent Proposal 6 of the Proxy Statement is approved.

Subject to approval by the requisite vote of stockholders of the Company, Article IV, Section 4.2 of the certificate of incorporation would be amended as follows, with deletions indicated by strikeouts and additions indicated by double underlining:

Section 4.2 Preferred Stock. ~~One (1) of the authorized shares of Preferred Stock is hereby designated as the “Class C Special Voting Share” (the “Class C Special Voting Share”), one (1) of the authorized shares of Preferred Stock is hereby designated as the “Class K Special Voting Share” (the “Class K Special Voting Share,” and together with the Class C Voting Share, the “Special Voting Shares”), and one million (1,000,000) of the authorized shares of Preferred Stock is hereby designated as “Series A Convertible Preferred Stock” (the “Series A Shares”). The remaining shares~~ Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the ~~remaining~~ unissued and undesignated shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences, and relative, participating, optional, special, and other rights, if any, of each such series and any qualifications, limitations, and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Subject to approval by the requisite vote of stockholders of the Company, Article IV, Sections 4.3 and 4.4 of the certificate of incorporation would be deleted as follows and marked as [RESERVED], with deletions indicated by strikeouts and additions indicated by double underlining:

Section 4.3 [RESERVED] ~~Special Voting Shares.~~

~~(a) Class C Special Voting Share.~~

~~(i) Voting Rights.~~

~~(A) The Class C Special Voting Share shall entitle the holder thereof to an aggregate number of votes, on any particular matter, proposition or question, equal to the number of exchangeable shares (“CannBioRex Purchaseco Exchangeable Shares”) of CannBioRex Purchaseco ULC, an unlimited liability company incorporated under the laws of British Columbia and an indirect wholly-owned subsidiary of the Corporation, outstanding from time to time which are not owned by the Corporation or any of its direct or indirect subsidiaries, multiplied by a number equal to the number of votes to which a holder of one share of common stock is entitled with respect to such matter, proposition or question.~~

~~(B) Except as otherwise provided herein or by law, the holder of the Class C Special Voting Share and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.~~

~~(C) Except as set forth herein, the holder of the Class C Special Voting Share shall have no special voting rights, and its consent shall not be required (except to the extent it is entitled to vote with the holders of shares of Common Stock as set forth herein) for taking any corporate action.~~

~~(D) The holder of the Class C Special Voting Share is entitled to exercise the voting rights attendant thereto in such manner as such holder desires.~~

~~(ii) Cancellation or Reacquisition.~~

~~(A) At such time as (1) the Class C Special Voting Share entitles its holder to a number of votes equal to zero because there are no CannBioRex Purchaseco Exchangeable Shares outstanding which are not owned by the Corporation or any of its direct or indirect subsidiaries and (2) there is no share of stock, debt, option or other agreement, obligation or commitment of CannBioRex Purchaseco ULC which could by its terms require it to issue any CannBioRex Purchaseco Exchangeable Shares to any person other than the Corporation or any of its direct or indirect subsidiaries, then the Class C Special Voting Share shall thereupon be retired and cancelled promptly thereafter.~~

[1]	Will only be included to the extent Proposal 6 of the Proxy Statement is approved.

~~(B) If the Class C Special Voting Share should be repurchased or otherwise acquired by the Corporation in any manner whatsoever, then the Class C Special Voting Share shall be retired and cancelled promptly after the acquisition thereof.~~

~~(C) Such share shall upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued preferred share as part of a new series of preferred shares to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.~~

~~(iii) Dividends and Distributions. The holder of the Class C Special Voting Share shall not be entitled to receive any portion of any dividend or distribution at any time.~~

~~(iv) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holder of the Class C Special Voting Share shall not be entitled to any portion of any related distribution.~~

~~(v) No Redemption or Conversion. The Class C Special Voting Share shall not be redeemable or convertible.~~

~~(b) Class K Special Voting Share.~~

~~(i) Voting Rights.~~

~~(A) The Class K Special Voting Share shall entitle the holder thereof to an aggregate number of votes, on any particular matter, proposition or question, equal to the number of exchangeable shares (“Katexco Purchaseco Exchangeable Shares”) of Katexco Purchaseco ULC, an unlimited liability company incorporated under the laws of British Columbia and an indirect wholly-owned subsidiary of the Corporation, outstanding from time to time which are not owned by the Corporation or any of its direct or indirect subsidiaries, multiplied by a number equal to the number of votes to which a holder of one share of common stock is entitled with respect to such matter, proposition or question.~~

~~(B) Except as otherwise provided herein or by law, the holder of the Class K Special Voting Share and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.~~

~~(C) Except as set forth herein, the holder of the Class K Special Voting Share shall have no special voting rights, and its consent shall not be required (except to the extent it is entitled to vote with the holders of shares of Common Stock as set forth herein) for taking any corporate action.~~

~~(D) The holder of the Class K Special Voting Share is entitled to exercise the voting rights attendant thereto in such manner as such holder desires.~~

~~(ii) Cancellation or Reacquisition.~~

~~(A) At such time as (1) the Class K Special Voting Share entitles its holder to a number of votes equal to zero because there are no Katexco Purchaseco Exchangeable Shares outstanding which are not owned by the Corporation or any of its direct or indirect subsidiaries and (2) there is no share of stock, debt, option or other agreement, obligation or commitment of Katexco Purchaseco ULC which could by its terms require it to issue any Katexco Purchaseco Exchangeable Shares to any person other than the Corporation or any of its direct or indirect subsidiaries, then the Class K Special Voting Share shall thereupon be retired and cancelled promptly thereafter.~~

~~(B) If the Class K Special Voting Share should be repurchased or otherwise acquired by the Corporation in any manner whatsoever, then the Class K Special Voting Share shall be retired and cancelled promptly after the acquisition thereof.~~

~~(C) Such share shall upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued preferred share as part of a new series of preferred shares to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.~~

~~(iii) Dividends and Distributions. The holder of the Class K Special Voting Share shall not be entitled to receive any portion of any dividend or distribution at any time.~~

~~(iv) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holder of the Class K Special Voting Share shall not be entitled to any portion of any related distribution.~~

~~(v) No Redemption or Conversion. The Class K Special Voting Share shall not be redeemable or convertible.~~

Section 4.4 [RESERVED] ~~Series A Convertible Preferred Stock. The Certificate of Designations of the Series A Shares was filed with the Secretary of State of the State of Delaware on June 29, 2020. The provisions of the resolutions set forth in the Certificate of Designation, as amended and restated hereby, are incorporated herein as Section 4.4 of this Second Amended and Restated Certificate. The designation, powers, preferences and relative, participating, optional and other rights of the Series A Shares shall be as follows:~~

~~(1) Designation and Number of Shares. There shall hereby be created and established a series of Preferred Stock designated as “Series A Convertible Preferred Stock”. The authorized number of Series A Shares shall be 1,000,000 shares (for a purchase price of $3,000,000). Each Series A Share shall have a par value of $0.0001. Capitalized terms not defined in this Section 4.4 shall have the meaning as set forth in Section 4.4(33).~~

~~(2) Ranking. Except to the extent that the holders of at least a majority of the outstanding Series A Shares (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) other than the Senior Preferred Stock (as defined below) in accordance with Section 4.4(18), all shares of capital stock of the Corporation shall be junior in rank to all Series A Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (such junior stock is referred to herein collectively as “Junior Stock”). The rights of all such shares of capital stock of the Corporation shall be subject to the rights, powers, preferences and privileges of the Series A Shares. Without limiting any other provision of this Section 4.4, without the prior express consent of the Required Holders, voting separate as a single class, the Corporation shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Series A Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the “Senior Preferred Stock”), (ii) of pari passu rank to the Series A Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the “Parity Stock”) or (iii) any Junior Stock having a maturity date (or any other date requiring redemption or repayment of such shares of Junior Stock) that is prior to the Maturity Date. In the event of the merger or consolidation of the Corporation with or into another corporation, the Series A Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result inconsistent therewith.~~

~~(3) Dividends. From and after the first date of issuance of any Series A Shares (the “Initial Issuance Date”), each holder of a Series A Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (“Dividends”), which Dividends shall be paid by the Corporation out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in shares of Common Stock or cash on the Stated Value (as defined below) of such Series A Share at the Dividend Rate (as defined below), which shall be cumulative and shall continue to accrue and compound daily whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year. Dividends on the Series A Shares shall commence accumulating on the Initial Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months. Accrued and unpaid Dividends shall be payable either (x) in cash on the Maturity Date, or in cash on any applicable Redemption Date or upon any required payment upon any Bankruptcy Triggering Event or (y) with respect to such Dividends attributable to Series A Shares subject to conversion hereunder, by way of inclusion of such Dividends in the Conversion Amount subject to conversion hereunder. From and after the occurrence and during the continuance of any Triggering Event, the Dividend Rate shall automatically be increased to twenty-four percent (24%) per annum. In the event that such Triggering Event is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the calendar day immediately following the date of such cure; provided, that the Dividends as calculated and unpaid at such increased rate during the continuance of such Triggering Event shall continue to apply to the extent relating to the days after the occurrence of such Triggering Event through and including the date of such cure of such Triggering Event.~~

~~(4) Conversion. At any time after the Issuance Date, each Series A Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 4.4(4).~~

~~(a) Holder’s Conversion Right. Subject to the provisions of Section 4.4((4)(d)), at any time or times on or after the Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Series A Shares held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4.4((4)(c)) at the Conversion Rate (as defined below). The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share. The Corporation shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.~~

~~(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Series A Share pursuant to Section 4(a) shall be determined by dividing (x) the Conversion Amount of such Series A Share by (y) the Conversion Price (the “Conversion Rate”):~~

~~(i) “Conversion Amount” means, with respect to each Series A Share, as of the applicable date of determination, the sum of (without duplication) (1) the Stated Value thereof, plus (2) the Additional Amount thereon, plus (3) the Make-Whole Amount, plus (4) any accrued and unpaid Late Charges with respect to such Stated Value and Additional Amount as of such date of determination.~~

~~(ii) “Conversion Price” means, with respect to each Series A Share, as of any Conversion Date or other date of determination, $5.28.~~

~~(iii) All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock.~~

~~(c) Mechanics of Conversion. The conversion of each Series A Share shall be conducted in the following manner:~~

~~(i) Optional Conversion. To convert a Series A Share into shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via facsimile or electronic mail), for receipt on or prior to 11:59 p.m., New York time, on such date, an electronic copy of an executed notice of conversion of the share(s) of Series A Stock subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Corporation. If required by Section 4.4((4)(c)(iii)), within (3) Trading Days following a conversion of any such Series A Shares as aforesaid, such Holder, if Holder is holding a physical certificate, shall surrender to a nationally recognized overnight delivery service for delivery to the Corporation the original certificates representing the Series A Shares (the “Series A Share Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Series A Shares in the case of its loss, theft or destruction as contemplated by Section 20). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Corporation’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Corporation shall (1) provided, that the Transfer Agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Series A Shares represented by the Series A Share Certificate(s) submitted for conversion pursuant to Section 4.4((4)(c)(iii)) is greater than the number of Series A Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Series A Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Series A Share Certificate (in accordance with Section 20(d)) representing the number of Series A Shares not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Series A Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.~~

~~(ii) Corporation’s Failure to Timely Convert. If the Corporation shall fail, for any reason or for no reason, to issue to a Holder on or prior to the applicable Share Delivery Deadline, a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Corporation’s share register or to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Series A Shares (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, such Holder, upon written notice to the Corporation, (x) may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any Series A Shares that have not been converted pursuant to such Holder’s Conversion Notice, provided, that the voiding of a Conversion Notice shall not affect the Corporation’s obligations to make any payments which have accrued prior to the date of such notice pursuant to the terms of this Section 4.4 or otherwise and (y) the Corporation shall pay in cash to such Holder on each day after the Share Delivery Deadline that the issuance of such shares of Common Stock is not timely effected an amount equal to 2% of the product of (A) the aggregate number of shares of Common Stock not issued to such Holder on a timely basis and to which such Holder is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date on which the Corporation could have issued such shares of Common Stock to such Holder without violating Section 4.4((4)(c)). In addition to the foregoing, if the Corporation shall fail, for any reason or for no reason, to issue to a Holder on or prior to the Share Delivery Deadline, a certificate to such Holder and register such shares of Common Stock on the Corporation’s share register or credit such Holder’s or its designee’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be), and if on or after such Share Delivery Deadline such Holder (or any other Person in respect, or on behalf, of such Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so anticipated receiving from the Corporation, then, in addition to all other remedies available to such Holder, the Corporation shall, within three (3) Business Days after receipt of such Holder’s request and in such Holder’s discretion, either: (I) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Corporation’s obligation to so issue and deliver such certificate or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II).~~

~~(iii) Registration; Book-Entry. The Corporation shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of each Series A Share and the Stated Value of the Series A Shares (the “Registered Series A Shares”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Corporation and each Holder of the Series A Shares shall treat each Person whose name is recorded in the Register as the owner of a Series A Share for all purposes (including, without limitation, the right to receive payments and Dividends hereunder) notwithstanding notice to the contrary. A Registered Series A Share may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Series A Shares by such Holder thereof, the Corporation shall record the information contained therein in the Register and issue one or more new Registered Series A Shares in the same aggregate Stated Value as the Stated Value of the surrendered Registered Series A Shares to the designated assignee or transferee pursuant to Section 4.4(20), provided, that if the Corporation does not so record an assignment, transfer or sale (as the case may be) of such Registered Series A Shares within two (2) Business Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 4.4(4), following conversion of any Series A Shares in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Series A Shares to the Corporation unless (A) the full or remaining number of Series A Shares represented by the applicable Series A Share Certificate are being converted (in which event such certificate(s) shall be delivered to the Corporation as contemplated by this Section 4.4((4)(c)(iii))) or (B) such Holder has provided the Corporation with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Series A Shares upon physical surrender of the applicable Series A Share Certificate. Each Holder and the Corporation shall maintain records showing the Stated Value, Dividends and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of a Series A Share Certificate upon conversion. If the Corporation does not update the Register to record such Stated Value, Dividends and Late Charges converted and/or paid (as the case may be and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Series A Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series A Shares, the number of Series A Shares represented by such certificate may be less than the number of Series A Shares stated on the face thereof. Each Series A Share Certificate shall bear the following legend:~~

~~ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF INCORPORATION RELATING TO THE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4.4(4)(c)(iii) THEREOF. THE NUMBER OF SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4.4(4)(c)(iii) OF THE CERTIFICATE OF INCORPORATION RELATING TO THE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.~~

~~(iv) Pro Rata Conversion; Disputes. In the event that the Corporation receives a Conversion Notice from more than one Holder for the same Conversion Date and the Corporation can convert some, but not all, of such Series A Shares submitted for conversion, the Corporation shall convert from each Holder electing to have Series A Shares converted on such date a pro rata amount of such Holder’s Series A Shares submitted for conversion on such date based on the number of Series A Shares submitted for conversion on such date by such Holder relative to the aggregate number of Series A Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Series A Shares, the Corporation shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 4.4(25).~~

~~(d) Limitation on Conversion.~~

~~(i) Beneficial Ownership. Notwithstanding anything to the contrary contained in this Section 4.4, the Series A Shares held by a Holder shall not be convertible by such Holder, and the Corporation shall not effect any conversion of any Series A Shares held by such Holder, to the extent (but only to the extent) that such Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Shares with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of the Series A Shares beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. No prior inability of a Holder to convert Series A Shares, or of the Corporation to issue shares of Common Stock to such Holder, pursuant to this Section 4.4((4)(d)) shall have any effect on the applicability of the provisions of this Section 4.4((4)(d)) with respect to any subsequent determination of convertibility or issuance (as the case may be). Except as set forth above, for purposes of this Section 4.4((4)(d)), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. The provisions of this Section 4.4((4)(d)) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 4.4((4)(d)) to correct this Section 4.4((4)(d)) (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 4.4((4)(d)) shall apply to a successor holder of Series A Shares. The holders of Common Stock shall be third party beneficiaries of this Section 4.4((4)(d)) and the Corporation may not waive this Section 4.4((4)(d)) without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of a Holder, the Corporation shall within one (1) Business Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Section 4.4 or securities issued pursuant to the other Transaction Documents. By written notice to the Corporation, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Corporation, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.~~

~~(ii) Principal Market Regulation. The Corporation shall not issue any shares of Common Stock upon conversion of any Series A Shares or otherwise pursuant to the terms of this Section 4.4 if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Corporation may issue upon conversion of the Series A Shares or otherwise pursuant to the terms of this Section 4.4 without breaching the Corporation’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Corporation (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Corporation that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or such written opinion is obtained, no Buyer (as defined in the Securities Purchase Agreement) shall be issued in the aggregate, upon conversion of any Series A Shares or otherwise pursuant to the terms of this Section 4.4, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) the aggregate original Stated Value of the Series A Shares issued to such Buyer pursuant to the Securities Purchase Agreement on the Closing Date divided by (2) the aggregate original Stated Value of the Series A Shares issued to the Buyers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s Series A Shares, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such Series A Shares so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion in full of a holder’s Series A Shares, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s conversion in full of such Series A Shares shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Series A Shares on a pro rata basis in proportion to the shares of Common Stock underlying the Series A Shares hen held by each such holder of Series A Shares. In the event that the Corporation is prohibited from issuing any shares of Common Stock pursuant to this Section 4.4((4)(d)(ii)) (the “Exchange Cap Shares”) to a Holder, the Corporation shall pay cash to such Holder in exchange for the redemption of such number of Series A Shares held by the Holder that are not convertible into such Exchange Cap Shares at a price equal to the sum of (i) the product of (x) such number of Exchange Cap Shares and (y) the Closing Sale Price on the Trading Day immediately preceding the date such Holder delivers the applicable Conversion Notice with respect to such Exchange Cap Shares to the Corporation and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Exchange Cap Shares, brokerage commissions, if any, of such Holder incurred in connection therewith.~~

~~(e) Corporation’s Conversion Right. If beginning on the eleventh (11) Trading Day following the later to occur: (A) the completion of the Business Combination and (B) the receipt by the Corporation of all final and unconditional regulatory approvals (the “Mandatory Conversion Measuring Time”) (unless otherwise waived by the Required Holders) (u) the Closing Sale Price of the Common Stock listed on the Principal Market exceeds $6.00 throughout the Mandatory Conversion Measuring Time (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) (the “Mandatory Conversion Minimum Price”), (v) no failure of the Equity Conditions then exists, (w) the daily average trading volume for the prior five (5) consecutive Trading Days was in excess of $80,000 per Trading Day; (x) the Common Stock is DWAC Eligible and not subject to a “DTC chill”, and (y) the shares of Common Stock subject to the Corporation’s Conversion Right are “freely tradeable” shares (for the purposes of this sub-section, “freely tradeable” shares shall mean that such shares are eligible for resale pursuant to Rule 144 (provided the Corporation is compliant with its current public information requirements) promulgated by the SEC pursuant to the Securities Act of 1933, as amended, or such shares are the subject of a then effective registration statement, the Corporation shall have the right to require the Holder to convert an amount of the purchase price of the Series A Shares not to exceed $1,000,000 in the aggregate and not to exceed $100,000 during any five (5) consecutive Trading Days (the “Mandatory Conversion Amount”) (but in no event more than the lesser of (I) two (2) times the daily average trading volume for the prior ten (10) consecutive Trading Days, and (II) all of the Conversion Amount then remaining hereunder), as designated in the Mandatory Conversion Notice (as herein defined) into freely tradeable, fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 4.4((4)(c)) hereof at the Fixed Conversion Price as of the Mandatory Conversion Date (as herein defined) (the “Mandatory Conversion”). The Corporation may exercise its right to require conversion under this Section 4.4((4)(e)) by delivering within two (2) Trading Days following the date of the Mandatory Conversion Measuring Time a written notice thereof by electronic mail or facsimile and overnight courier to the Holder and the Transfer Agent (the “Mandatory Conversion Notice”) and the date the Holder received such notice is referred to as the “Mandatory Conversion Notice Date”). The Mandatory Conversion Notice shall be irrevocable. The Mandatory Conversion Notice shall state (i) the Trading Day selected for the Mandatory Conversion in accordance with this Section 4.4((4)(e)), which Trading Day shall be no less than five (5) Trading Days and no more than fifteen (15) Trading Days following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”), (ii) the aggregate Mandatory Conversion Amount subject to mandatory conversion from the Holder pursuant to this Section 4.4((4)(e)), (iii) the number of shares of Common Stock to be issued to the Holder on the Mandatory Conversion Date, and (iv) that there has been no failure to meet the Equity Conditions hereunder and no failure to meet the other conditions of this Section 4.4((4)(e)) (the “Mandatory Conversion Conditions”). Notwithstanding anything herein to the contrary, (i) if there has been a failure to meet the Mandatory Conversion Conditions at any time prior to the Mandatory Conversion Date, (A) the Corporation shall provide the Holder a subsequent notice to that effect and (B) unless the Holder waives the applicable Mandatory Conversion Condition failure, the Mandatory Conversion shall be cancelled and the applicable Mandatory Conversion Notice shall be null and void and (ii) at any time prior to the date all of the shares of Common Stock to be delivered to the Holder (or its designee) in such Mandatory Conversion have been delivered in full in compliance with Section 4.4((4)(c)) above, the Mandatory Conversion Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 4.4(4); provided, however, that in no instance may the Corporation effect a Mandatory Conversion that would result in the Holder exceeding the limitations of Section 4.4((4)(d)). Notwithstanding the foregoing, any Conversion Amount subject to a Mandatory Conversion may be converted by the Holder hereunder prior to the applicable Mandatory Conversion Date and such aggregate Conversion Amount converted hereunder whether or not before or after the Mandatory Conversion Notice Date and prior to such Mandatory Conversion Date shall reduce the Mandatory Conversion Amount to be converted on such Mandatory Conversion Date. For the avoidance of doubt, the Corporation shall have no right to effect a Mandatory Conversion if any Event of Default (as defined in the Notes) has occurred and continuing, but any Event of Default shall have no effect upon the Holder’s right to convert hereunder in its discretion.~~

~~(5) Triggering Event Redemptions.~~

~~(a) Triggering Event. Each of the following events shall constitute a “Triggering Event” and each of the events in clauses (ix), (x) and (xi) shall constitute a “Bankruptcy Triggering Event”:~~

~~(i) any of the Series A Shares or shares of Common Stock issuable upon conversion of the Series A Shares are not freely tradable without restriction by any of the Holders due to an uncured breach by the Corporation after the applicable grace period has run;~~

~~(ii) the suspension from trading or failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;~~

~~(iii) the Corporation’s written notice to any holder of the Series A Shares, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Series A Shares into shares of Common Stock that is requested in accordance with the provisions of this Section 4.4, other than pursuant to Section4.4((4)(d));~~

~~(iv) at any time following the tenth (10th) consecutive day that a Holder’s Authorized Share Allocation (as defined in Section 4.4((11)(a))) is less than 100% of the sum of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion in full of the Series A Shares held by such Holder (without regard to any limitations on conversion set forth in this Section 4.4);~~

~~(v) the Corporation’s Board of Directors fails to declare any Dividend to be paid on the applicable Dividend Date in accordance with Section 4.4(3);~~

~~(vi) the Corporation’s failure to pay to any Holder any Dividend (whether or not declared by the Board of Directors) or any other amount when and as due under this Section 4.4 (including, without limitation, the Corporation’s failure to pay any redemption payments or amounts hereunder), the Securities Purchase Agreement or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, as permitted pursuant to the DGCL), except, in the case of a failure to pay Dividends and Late Charges when and as due, in each such case only if such failure remains uncured for a period of at least three (3) Trading Days;~~

~~(vii) the Corporation, on three or more occasions, either (A) fails to cure a Conversion Failure by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or (B) fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to such Holder upon conversion of any Series A Shares acquired by such Holder under the Securities Purchase Agreement as and when required by this Section 4.4 or the Securities Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) Trading Days;~~

~~(viii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $250,000 of Indebtedness (as defined in the Securities Purchase Agreement) of the Corporation or any of its Subsidiaries;~~

~~(ix) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any Subsidiary and, if instituted against the Corporation or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;~~

~~(x) the commencement by the Corporation or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Corporation or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;~~

~~(xi) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Corporation or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Corporation or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Corporation or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;~~

~~(xii) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Corporation and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the Corporation provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Corporation or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;~~

~~(xiii) the Corporation and/or any Subsidiary, individually or in the aggregate fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $250,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Corporation and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000, which breach or violation causes the other party thereto to declare a default or otherwise accelerate amounts due thereunder;~~

~~(xiv) other than as specifically set forth in another clause of this Section 4.4((5)5(a)), the Corporation or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days, unless such breach does not have a Material Adverse Effect;~~

~~(xv) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Corporation that either (A) the Equity Conditions are satisfied, (B) there has been no Equity Conditions Failure, or (C) as to whether any Triggering Event has occurred, and such Holder suffers economic damage thereby;~~

~~(xvi) any breach or failure in any respect by the Corporation or any Subsidiary to comply with any provision of Section 4.4(15), unless such breach does not have a Material Adverse Effect;~~

~~(xvii) any Material Adverse Effect (as defined in the Securities Purchase Agreement) occurs;~~

~~(xviii) (A) the Common Stock cannot be issued and transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian system or (B) the Corporation has received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated;~~

~~(xix) failure to have the Registration Statement (as defined in the Registration Rights Agreement) declared effective and remain effective in accordance with the terms of the Securities Purchase Agreement;~~

~~(xx) failure to have a duly constituted meeting of the Corporation’s stockholders take place at which the stockholders have approved the Corporation’s contemplated business combination as initially reported in the Corporation’s Current Report on Form 8-K filed with the Commission on July 23, 2019 (the “Business Combination”), within thirty (30) days of the deposit of the proceeds from the purchase and sale of the Series A Shares in escrow pursuant to the terms of the Western Alliance Bank Escrow Agreement (as defined in the Securities Purchase Agreement) and the Securities Purchase Agreement;~~

~~(xxi) failure to complete the Business Combination within three (3) days after the Escrow Funds (as defined in the Western Alliance Bank Escrow Agreement) have been released under the Western Alliance Bank Escrow Agreement; or~~

~~(xxii) [Reserved].~~

~~(b) Notice of a Triggering Event; Redemption Right. Upon the occurrence of a Triggering Event with respect to the Series A Shares, the Corporation shall within one (1) Business Day deliver written notice thereof via facsimile or electronic mail and overnight courier (with next day delivery specified) (a “Triggering Event Notice”) to each Holder. At any time after the earlier of a Holder’s receipt of a Triggering Event Notice and such Holder becoming aware of a Triggering Event (such earlier date, the “Triggering Event Right Commencement Date”) and ending (such ending date, the “Triggering Event Right Expiration Date”, and each such period, a “Triggering Event Redemption Right Period”) on the twentieth (20th) Trading Day after the later of (x) the date such Triggering Event is cured and (y) such Holder’s receipt of a Triggering Event Notice that includes (I) a reasonable description of the applicable Triggering Event, (II) a certification as to whether, in the opinion of the Corporation, such Triggering Event is capable of being cured and, if applicable, a reasonable description of any existing plans of the Corporation to cure, if curable, such Triggering Event and (III) a certification as to the date the Triggering Event occurred and, if cured on or prior to the date of such Triggering Event Notice, the applicable Triggering Event Right Expiration Date, such Holder may require the Corporation to redeem (regardless of whether such Triggering Event has been cured on or prior to the Triggering Event Right Expiration Date) all or any of the Series A Shares by delivering written notice thereof (the “Triggering Event Redemption Notice”) to the Corporation, which Triggering Event Redemption Notice shall indicate the number of the Series A Shares such Holder is electing to redeem. Each of the Series A Shares subject to redemption by the Corporation pursuant to this Section 4.4((5)(b)) shall be redeemed by the Corporation at a price equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) the Redemption Premium and (ii) the product of (X) the Conversion Rate with respect to the Conversion Amount in effect at such time as such Holder delivers a Triggering Event Redemption Notice multiplied by (Y) the product of (1) the Redemption Premium multiplied by (2) the purchase price of the Series A Shares as set forth in the Securities Purchase Agreement (the “Triggering Event Redemption Price”). Redemptions required by this Section 4.4((5)(b)) shall be made in accordance with the provisions of Section 4.4(12). To the extent redemptions required by this Section 4.4((5)(b)) are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Shares by the Corporation, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 4.4((5)(b)), but subject to Section 4.4((4)(d)), until the Triggering Event Redemption Price (together with any Late Charges thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 4.4((5)(b)) (together with any Late Charges thereon) may be converted, in whole or in part, by such Holder into Common Stock pursuant to the terms of this Section 4.4. In the event of the Corporation’s redemption of any of the Series A Shares under this Section 4.4((5)(b)), a Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for such Holder. Accordingly, any redemption premium due under this Section 4.4((5)(b)) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty. Any redemption upon a Triggering Event shall not constitute an election of remedies by the applicable Holder or any other Holder, and all other rights and remedies of each Holder shall be preserved. To be free from doubt, the original issue discount with respect to the purchase price of the Series A Shares, as described in the Securities Purchase Agreement and the Make Whole Amount (collectively, the “Trigger Event Conversion Shares”) shall not be redeemed in accordance with this Section 4.4((5)(b)) but may be converted by such Holder into Common Stock pursuant to the terms of this Section 4.4.~~

~~(c) Mandatory Redemption upon Bankruptcy Triggering Event. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Triggering Event, whether occurring prior to or following the Maturity Date, the Corporation shall immediately redeem, in cash, each of the Series A Shares then outstanding at a redemption price equal to the applicable Triggering Event Redemption Price (calculated as if such Holder shall have delivered the Triggering Event Redemption Notice immediately prior to the occurrence of such Bankruptcy Triggering Event), without the requirement for any notice or demand or other action by any Holder or any other person or entity; provided, that a Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Triggering Event, in whole or in part, and any such waiver shall not affect any other rights of such Holder or any other Holder hereunder, including any other rights in respect of such Bankruptcy Triggering Event, any right to conversion, and any right to payment of such Triggering Event Redemption Price or any other Redemption Price, as applicable.~~

~~(6) Rights Upon Fundamental Transactions.~~

~~(a) Assumption. The Corporation shall use its commercially reasonable efforts to not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Corporation under this Section 4.4 and the other Transaction Documents in accordance with the provisions of this Section 4.4((6)(a)) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Series A Shares in exchange for such Series A Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Section 4.4, including, without limitation, having a stated value and dividend rate equal to the stated value and dividend rate of the Series A Shares held by the Holders and having similar ranking to the Series A Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Section 4.4 and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Section 4.4 and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion or redemption of the Series A Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 4.4((7)(a)) and 4.4(17), which shall continue to be receivable thereafter)) issuable upon the conversion or redemption of the Series A Shares prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Series A Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Series A Shares contained in this Section 4.4), as adjusted in accordance with the provisions of this Section 4.4. Notwithstanding the foregoing, such Holder may elect, at its sole option, by delivery of written notice to the Corporation to waive this Section 4.4((6)(a)) to permit the Fundamental Transaction without the assumption of the Series A Shares. The provisions of this Section 4.4(6) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of the Series A Shares.~~

~~(b) Change of Control Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the “Change of Control Date”), but not prior to the public announcement of such Change of Control, the Corporation shall deliver written notice thereof via facsimile and overnight courier to each Holder (a “Change of Control Notice”). At any time during the period beginning after a Holder’s receipt of a Change of Control Notice or such Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to such Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of twenty (20) Trading Days after (A) consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice, such Holder may require the Corporation to redeem all or any portion of such Holder’s Series A Shares by delivering written notice thereof (“Change of Control Redemption Notice”) to the Corporation, which Change of Control Redemption Notice shall indicate the number of Series A Shares such Holder is electing to have the Corporation redeem. Each Series A Share subject to redemption pursuant to this Section 4.4((6)(b)) shall be redeemed by the Corporation in cash at a price equal to the product of the Change of Control Redemption Premium multiplied by the Stated Value (the “Change of Control Redemption Price”). Redemptions required by this Section 4.4((6)(b)) shall have priority to payments to all other stockholders of the Corporation in connection with such Change of Control. To the extent redemptions required by this Section 4.4((6)(b)) are deemed or determined by a court of competent jurisdiction to be prepayments of the Series A Shares by the Corporation, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 4.4((6)(b)), but subject to Section 4.4((4)(d)), until the applicable Change of Control Redemption Price (together with any Late Charges thereon) is paid in full to the applicable Holder, the Series A Shares submitted by such Holder for redemption under this Section 4.4((6)(b)) may be converted, in whole or in part, by such Holder into Common Stock pursuant to Section 4.4(4) or in the event the Conversion Date is after the consummation of such Change of Control, stock or equity interests of the Successor Entity substantially equivalent to the Corporation’s shares of Common Stock pursuant to Section 4.4(4). In the event of the Corporation’s redemption of any of the Series A Shares under this Section4.4((6)(b)), such Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for a Holder. Accordingly, any redemption premium due under this Section 4.4((6)(b)) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder’s actual loss of its investment opportunity and not as a penalty. The Corporation shall make payment of the applicable Change of Control Redemption Price concurrently with the consummation of such Change of Control if a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within two (2) Trading Days after the Corporation’s receipt of such notice otherwise (the “Change of Control Redemption Date”). Redemptions required by this Section 4.4(6) shall be made in accordance with the provisions of Section 4.4(12).~~

~~(7) Rights Upon Issuance of Purchase Rights, Dilutive Issuances, and Other Corporate Events. So long as any Series A Shares are outstanding and except with respect to an Exempt Issuance, if applicable:~~

~~(a) Purchase Rights. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series A Shares (without taking into account any limitations or restrictions on the convertibility of the Series A Shares) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, that to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time or times, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage), at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).~~

~~(b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Corporation shall make appropriate provision to insure that each Holder will thereafter have the right to receive upon a conversion of all the Series A Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Series A Shares contained in this Section 4.4) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Series A Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant the proceeding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section 4.4(7) shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of the Series A Shares contained in this Section 4.4.~~

~~(c) Dilutive Issuance. The Corporation shall not issue shares of Common Stock or Common Stock Equivalents (including, without limitation, the issuance of any shares of Common Stock or Common Stock Equivalents under the Securities Purchase Agreement) at a price lower than the Conversion Price (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions following the sale of the Series A Shares) (subject to adjustment in accordance with Section 4.4((7)(a))) without the prior written consent of the Required Holders. Subject to the foregoing, if the Corporation or any Subsidiary thereof, as applicable, at any time while any of the Series A Shares is outstanding or the Holders hold any shares of Common Stock, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or Common Stock Equivalents, at an effective price per share less than the Conversion Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the shares of Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price shall be reduced and only reduced to equal the lower of (i) the Base Share Price and (ii) the lowest VWAP in the five (5) days immediately following such Dilutive Issuance. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 4.4((7)(c)) in respect of an Exempt Issuance (as defined in the Securities Purchase Agreement). The Corporation shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any shares of Common Stock or Common Stock Equivalents subject to this Section 4.4((5)(c))), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 4.4((5)(c)), upon the occurrence of any Dilutive Issuance, each Holder is entitled to receive a number of Conversion Shares based upon the Base Share Price regardless of whether such Holder accurately refers to the Base Share Price in the Notice of Conversion. If the Corporation enters into a Variable Rate Transaction (as defined in the Securities Purchase Agreement), despite the prohibition thereon in the Securities Purchase Agreement, the Corporation shall be deemed to have issued shares of Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.~~

~~(8) Holder Optional Redemption. In addition to the Holder’s redemption rights under Section 4.4(12), at any time on or after the three-month anniversary of the completion of the Business Combination, the Holder shall have the right to redeem all, or any portion, of the Series A Shares then owned by the Holder (the “Holder Optional Redemption Amount”) on the Holder Optional Redemption Date (each as defined below) (a “Holder Optional Redemption”). The Series A Shares subject to redemption pursuant to this Section 4.4(8) shall be redeemed by the Corporation in cash at a price (the “Holder Optional Redemption Price”) equal to 100% of the purchase price of the Series A Shares, as described in the Securities Purchase Agreement. The Holder may exercise its right to require redemption under this Section 4.4(8) by delivering a written notice thereof by facsimile or electronic mail and overnight courier to the Corporation (a “Holder Optional Redemption Notice” and the date such notice is delivered, the “Holder Optional Redemption Notice Date”). The Holder Optional Redemption (the “Holder Optional Redemption Date”) shall occur on the third (3rd) Trading Day following the Holder Optional Redemption Notice Date. To be free from doubt, the original issue discount with respect to the purchase price of the Series A Shares, as described in the Securities Purchase Agreement and the Make Whole Amount shall not be redeemed in accordance with this Section 4.4(8) but may be converted by such Holder into Common Stock pursuant to Section 4.4(4). At any time prior to the date the Holder Optional Redemption Price is paid, in full, the Holder Optional Redemption Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 4.4(4). Redemptions made pursuant to this Section 4.4(8) shall be made in accordance with Section 4.4(12).~~

~~(9) Corporation Optional Redemption. [Reserved].~~

~~(10) Noncircumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its Second Amended and Restated Certificate, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Section 4.4, and will at all times in good faith carry out all the provisions of this Section 4.4 and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Section 4.4 or the other Transaction Documents, the Corporation (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Series A Shares above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Series A Shares and (c) shall, so long as any Series A Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Series A Shares then outstanding (without regard to any limitations on conversion contained herein).~~

~~(11) Authorized Shares.~~

~~(a) Reservation. So long as any of the Series A Shares are outstanding, the Corporation shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Shares, a number of shares of Common Stock, as of any date of determination, for each of the Series A Shares in accordance with the following formula:~~

~~P~~
~~______________ x 2.5 = Share Reserve~~

~~(T x B)~~

~~P = The aggregate Purchase Price (as defined the Securities Purchase Agreement) of the Series A Shares issued on or prior to such date of determination;~~

~~T = The applicable Conversion Base Price as of such date of determination;~~

~~B = 0.75;~~

~~Provided, that the Share Reserve shall in no event be less than 250% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Series A Shares then outstanding (without regard to any limitations on conversions) (the “Required Reserve Amount”). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Series A Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a Holder shall sell or otherwise transfer any of such Holder’s Series A Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Series A Shares shall be allocated to the remaining Holders of Series A Shares, pro rata based on the number of the Series A Shares then held by the Holders.~~

~~(b) Insufficient Authorized Shares. If, notwithstanding Section 4.4((11)(a)) and not in limitation thereof, while any of the Series A Shares remain outstanding the Corporation does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series A Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Corporation shall immediately take all action necessary to increase the Corporation’s authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserve Amount for the Series A Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Corporation shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Corporation shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Corporation is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Corporation to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to such Holder, the Corporation shall pay cash in exchange for the redemption of such portion of the Conversion Amount convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Corporation and ending on the date of such issuance and payment under this Section 4.4((11)(a)); and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorized Failure Shares, any brokerage commissions, if any, of such Holder incurred in connection therewith. Nothing contained in Section 4.4((11)(a)) or this Section 4.4((11)(b)) shall limit any obligations of the Corporation under any provision of the Securities Purchase Agreement.~~

~~(12) Redemptions. Provided, that a Redemption under this Section 4.4(12) may be effected in a manner that is not inconsistent with the Corporation’s obligations under the rules or regulations of the Principal Market, or would otherwise cause the Corporation not to satisfy the Initial Listing Obligations of the Principal Market:~~

~~(a) General. If a Holder has submitted a Triggering Event Redemption Notice in accordance with Section 4.4((5)(b)), the Corporation shall deliver the applicable Triggering Event Redemption Price accompanied by the applicable number of Trigger Event Conversion Shares to such Holder in cash within five (5) Business Days after the Corporation’s receipt of such Holder’s Triggering Event Redemption Notice. If a Holder has submitted a Change of Control Redemption Notice in accordance with Section 6.6((6)(b)), the Corporation shall deliver the applicable Change of Control Redemption Price to such Holder in cash concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Corporation’s receipt of such notice otherwise. If a Holder has submitted a Maturity Redemption Notice in accordance with Section 4.4(13), the Corporation shall deliver the applicable Maturity Redemption Price to such Holder in cash on the applicable Maturity Redemption Date. The Corporation shall deliver the applicable Holder Optional Redemption Price to each Holder in cash on the applicable Holder Optional Redemption Date. In the event of a redemption of less than all of the Series A Shares, the Corporation shall promptly cause to be issued and delivered to such Holder a new Preferred Certificate (in accordance with Section 4.4(20)) representing the number of Series A Shares which have not been redeemed. In the event that the Corporation does not pay the applicable Redemption Price to a Holder within the time period required for any reason (except if such payment is prohibited pursuant to the DGCL), at any time thereafter and until the Corporation pays such unpaid Redemption Price in full, such Holder shall have the option, in lieu of redemption, to require the Corporation to promptly return to such Holder all or any of the Series A Shares that were submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Corporation’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Series A Shares, (y) the Corporation shall immediately return the applicable Series A Share Certificate, or issue a new Series A Share Certificate (in accordance with Section 4.4((20)(d))), to such Holder, and in each case the Additional Amount of such Series A Shares shall be increased by an amount equal to the difference between (1) the applicable Redemption Price (as the case may be, and as adjusted pursuant to this Section 4.4(12), if applicable) minus (2) the Stated Value portion of the Conversion Amount submitted for redemption and (z) the Conversion Price of such Series A Shares shall be automatically adjusted with respect to each conversion effected thereafter by such Holder to the Conversion Price as in effect on the date on which the applicable Redemption Notice is voided (it being understood and agreed that all such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period). A Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Corporation’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Series A Shares subject to such notice. To be free from doubt, if a redemption under this Section 4.4(12) may not be undertaken without causing the Corporation to violate an Initial Listing Standard or other applicable rule or regulation of the Principal Market, then in any such event, the Corporation shall be obligated to redeem Holder’s shares of Preferred Stock in accordance with Section 4.4((5(c)) hereof.~~

~~(b) Redemption by Multiple Holders. Upon the Corporation’s receipt of a Redemption Notice from any Holder for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4.4((5)(b)) or Section 4.4((6)(b)), the Corporation shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to each other Holder by facsimile or electronic mail a copy of such notice. If the Corporation receives one or more Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Corporation’s receipt of the initial Redemption Notice and ending on and including the date which is three (3) Business Days after the Corporation’s receipt of the initial Redemption Notice and the Corporation is unable to redeem all principal, interest and other amounts designated in such initial Redemption Notice and such other Redemption Notices received during such seven (7) Business Day period, then the Corporation shall redeem a pro rata amount from each Holder based on the principal amount of the Series A Shares submitted for redemption pursuant to such Redemption Notices received by the Corporation during such seven (7) Business Day period.~~

~~(13) Holder Optional Redemption after Maturity Date. At any time from and after the tenth (10th) Business Day prior to the Maturity Date, any Holder may require the Corporation to redeem (a “Maturity Redemption”) all or any number of Series A Shares held by such Holder at a purchase price equal to 100% of the Conversion Amount of such Series A Shares (the “Maturity Redemption Price”) by delivery of written notice thereof (the “Maturity Redemption Notice”) to the Corporation. The Maturity Redemption Notice shall state the date the Corporation is required to pay to such Holder such Maturity Redemption Price (the “Mandatory Redemption Date”), which date shall be no earlier than ten (10) Business Days following the date of delivery of such Mandatory Redemption Notice. Redemptions required by this Section 4.4(13) shall be made in accordance with the provisions of Section 4.4(12).~~

~~(14) Voting Rights. Holders of Series A Shares shall have no voting rights, except as required by law (including without limitation, the DGCL) and as expressly provided in this Section 4.4.~~

~~(15) Covenants.~~

~~(a) Incurrence of Indebtedness. The Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than Permitted Debt) and shall not modify the terms of any Permitted Debt.~~

~~(b) Existence of Liens. The Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, allow or suffer to exist any Lien upon or in any property or assets (including accounts and contract rights) owned by the Corporation or any of its Subsidiaries other than Permitted Liens.~~

~~(c) Restricted Payments. The Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than any amounts payable pursuant to this Section 4.4) whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, (i) an event constituting a Triggering Event has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute a Triggering Event has occurred and is continuing.~~

~~(d) Restriction on Asset Transfers. The Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, enter into any Asset Transfer with respect to any assets or rights of the Corporation or any Subsidiary owned or hereafter acquired to any Person(s) (including, without limitation, to any foreign Subsidiary), other than (i) Asset Transfers in the ordinary course of business consistent with its past practice and (ii) sales of inventory and product in the ordinary course of business.~~

~~(e) Maturity of Indebtedness. The Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, permit any Indebtedness of the Corporation or any of its Subsidiaries to mature or accelerate prior to the Maturity Date.~~

~~(f) Change in Nature of Business. The Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Corporation and each of its Subsidiaries on the Subscription Date or any business substantially related or incidental thereto. The Corporation shall not, and the Corporation shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.~~

~~(g) Preservation of Existence, Etc. The Corporation shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.~~

~~(h) Maintenance of Properties, Etc. The Corporation shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.~~

~~(i) Maintenance of Intellectual Property. The Corporation will, and will cause each of its Subsidiaries to, take all action necessary or advisable to maintain all of the Intellectual Property Rights of the Corporation and/or any of its Subsidiaries that are necessary or material to the conduct of its business in full force and effect.~~

~~(j) Maintenance of Insurance. The Corporation shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.~~

~~(k) Transactions with Affiliates. The Corporation shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Subsidiary or Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not a Subsidiary or Affiliate thereof.~~

~~(l) Restricted Issuances. The Corporation shall not, directly or indirectly, without the prior written consent of the Holders of sixty-five percent (65%) in aggregate principal amount of the Series A Shares then outstanding, (i) issue any Series A Shares (other than as contemplated by the Securities Purchase Agreement and this Section 4.4) or (ii) issue any other securities that would cause a breach or default under this Section 4.4.~~

~~(m) Business Combination. The Corporation shall not amend or otherwise modify the terms of the Business Combination.~~

~~(16) Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, but pari passu with any Parity Stock then outstanding, an amount per Series A Share equal to the greater of (i) 200% of Stated Value or (ii) the amount the Holder would receive if such Holder converted such Series A Shares into Common Stock immediately prior to the date of such payment, including accrued and unpaid dividends; provided, that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Series A Shares and all holders of shares of Parity Stock. To the extent necessary, the Corporation shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 4.4(16). All the preferential amounts to be paid to the Holders under this Section 4.4(16) shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Corporation to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 4.4(16) applies.~~

~~(17) Distribution of Assets. If the Corporation shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then each Holder, as holders of Series A Shares, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A Shares (without taking into account any limitations or restrictions on the convertibility of the Series A Shares) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, that to the extent that such Holder’s right to participate in any such Distribution would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for such Holder until such time or times as its right thereto would not result in such Holder exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such rights (and any rights under this Section 4.4(17) on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation).~~

~~(18) Vote to Change the Terms of or Issue Series A Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Second Amended and Restated Certificate, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Corporation shall not: (a) amend or repeal any provision of, or add any provision to, its Second Amended and Restated Certificate or Bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Series A Shares, regardless of whether any such action shall be by means of amendment to the Second Amended and Restated Certificate or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Series A Shares; (c) without limiting any provision of Section 4.4(2), create or authorize (by reclassification or otherwise) any new class or series of shares that has a preference over or is on a parity with the Series A Shares with respect to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation; (d) purchase, repurchase or redeem any shares of capital stock of the Corporation junior in rank to the Series A Shares (other than pursuant to equity incentive agreements (that have in good faith been approved by the Board) with employees giving the Corporation the right to repurchase shares upon the termination of services); (e) without limiting any provision of Section 4.4(2), pay dividends or make any other distribution on any shares of any capital stock of the Corporation junior in rank to the Series A Shares; (f) issue any Series A Shares other than pursuant to the Securities Purchase Agreement; or (g) without limiting any provision of Section 4.4(9), whether or not prohibited by the terms of the Series A Shares, circumvent a right of the Series A Shares.~~

~~(19) Transfer of Series A Shares. A Holder may transfer some or all of its Series A Shares without the consent of the Corporation.~~

~~(20) Reissuance of Preferred Certificates.~~

~~(a) Transfer. If any Series A Shares are to be transferred, the applicable Holder shall surrender the applicable Series A Share Certificate to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such Holder a new Series A Share Certificate (in accordance with Section 20(d)), registered as such Holder may request, representing the outstanding number of Series A Shares being transferred by such Holder and, if less than the entire outstanding number of Series A Shares is being transferred, a new Series A Share Certificate (in accordance with Section 4.4((20)(d))) to such Holder representing the outstanding number of Series A Shares not being transferred. Such Holder and any assignee, by acceptance of the Series A Share Certificate, acknowledge and agree that, by reason of the provisions of Section 4.4((4)(c)(i)) following conversion or redemption of any of the Series A Shares, the outstanding number of Series A Shares represented by the Series A Shares may be less than the number of Series A Shares stated on the face of the Series A Shares.~~

~~(b) Lost, Stolen or Mutilated Series A Share Certificate. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of a Series A Share Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Corporation in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Series A Share Certificate, the Corporation shall execute and deliver to such Holder a new Series A Share Certificate (in accordance with Section 4.4((20)(d))) representing the applicable outstanding number of Series A Shares.~~

~~(c) Series A Share Certificate Exchangeable for Different Denominations. Each Series A Share Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Corporation, for a new Series A Share Certificate or Series A Share Certificate(s) (in accordance with Section 4.4((20)(d))) representing in the aggregate the outstanding number of the Series A Shares in the original Series A Share Certificate, and each such new Series A Share Certificate will represent such portion of such outstanding number of Series A Shares from the original Series A Share Certificate as is designated by such Holder at the time of such surrender.~~

~~(d) Issuance of New Series A Share Certificate. Whenever the Corporation is required to issue a new Series A Share Certificate pursuant to the terms of this Section 4.4, such new Series A Share Certificate (i) shall represent, as indicated on the face of such Series A Share Certificate, the number of Series A Shares remaining outstanding (or in the case of a new Series A Share Certificate being issued pursuant to Section 4.4((20)(a)) or Section 4.4((20)(c)), the number of Series A Shares designated by such Holder which, when added to the number of Series A Shares represented by the other new Series A Share Certificates issued in connection with such issuance, does not exceed the number of Series A Shares remaining outstanding under the original Series A Share Certificate immediately prior to such issuance of new Series A Share Certificate), and (ii) shall have an issuance date, as indicated on the face of such new Series A Share Certificate, which is the same as the issuance date of the original Series A Share Certificate.~~

~~(21) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Section 4.4 shall be cumulative and in addition to all other remedies available under this Section 4.4 and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Corporation to comply with the terms of this Section 4.4. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Corporation shall provide all information and documentation to a Holder that is reasonably requested by such Holder to enable such Holder to confirm the Corporation’s compliance with the terms and conditions of this Section 2.2.~~

~~(22) Payment of Collection, Enforcement and Other Costs. If (a) any Series A Shares are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under this Section 4.4 with respect to the Series A Shares or to enforce the provisions of this Section 4.4 or (b) there occurs any bankruptcy, reorganization, receivership of the Corporation or other proceedings affecting Corporation creditors’ rights and involving a claim under this Section 4.4, then the Corporation shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.~~

~~(23) Construction. This Section 4.4 shall be deemed to be jointly drafted by the Corporation and the Holders and shall not be construed against any such Person as the drafter hereof. Terms used in this Section 4.4 and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Required Holders.~~

~~(24) Failure or Indulgence Not Waiver. No failure or delay on the part of the Corporation or a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. Notwithstanding the foregoing, nothing contained in this Section 4.4(24) shall permit any waiver of any provision of Section 4.4((4)(d)).~~

~~(25) Dispute Resolution.~~

~~(a) Submission to Dispute Resolution.~~

~~(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate, or the applicable Redemption Price (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Corporation or the applicable Holder (as the case may be) shall submit the dispute to the other party via facsimile or electronic mail (A) if by the Corporation, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Corporation are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate or such applicable Redemption Price (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Corporation or such Holder (as the case may be) of such dispute to the Corporation or such Holder (as the case may be), then such Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.~~

~~(ii) Such Holder and the Corporation shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 4.4(25) and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Corporation fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Corporation and such Holder or otherwise requested by such investment bank, neither the Corporation nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).~~

~~(iii) The Corporation and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Corporation and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.~~

~~(b) Miscellaneous. The Corporation expressly acknowledges and agrees that (i) this Section 4.4(25) constitutes an agreement to arbitrate between the Corporation and each Holder (and constitutes an arbitration agreement) under §7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that any Holder is authorized to apply for an order to compel arbitration pursuant to CPLR §7503(a) in order to compel compliance with this Section 4.4(25), (ii) the terms of this Section 4.4 and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Section 4.4 and any other applicable Transaction Documents, (iii) the applicable Holder (and only such Holder with respect to disputes solely relating to such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 4.4(25) to any state or federal court sitting in the City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 4.4(25) and (iv) nothing in this Section 4.4(25) shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 4.4(25)).~~

~~(26) Notices; Currency; Payments.~~

~~(a) Notices. The Corporation shall provide each Holder of Series A Shares with prompt written notice of all actions taken pursuant to the terms of this Section 4.4, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Section 4.4, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 4.4((9)(f) of the Securities Purchase Agreement. The Corporation shall provide each Holder with prompt written notice of all actions taken pursuant to this Section 4.4, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Corporation shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided, that, in each case, such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.~~

~~(b) Currency. All dollar amounts referred to in this Section 4.4 are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Section 4.4 shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Section 4.4, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).~~

~~(c) Payments. Whenever any payment of cash is to be made by the Corporation to any Person pursuant to this Section 4.4, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a certified check drawn on the account of the Corporation and sent via overnight courier service to such Person at such address as previously provided to the Corporation in writing; provided, that such Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Corporation with prior written notice setting out such request and such Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Section 4.4 is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Corporation in an amount equal to interest on such amount at the rate of nine percent (9%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).~~

~~(27) Waiver of Notice. To the extent permitted by law, the Corporation hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Section 4.4 and the Securities Purchase Agreement.~~

~~(28) [Reserved].~~

~~(29) Judgment Currency.~~

~~(a) If for the purpose of obtaining or enforcing judgment against the Corporation in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 4.4(20) referred to as the “Judgment Currency”) an amount due in U.S. dollars under this Section 4.4, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:~~

~~(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or~~

~~(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 4.4((29)(a)(ii)) being hereinafter referred to as the “Judgment Conversion Date”).~~

~~(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 4.4((29)(a)(ii)), there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.~~

~~(c) Any amount due from the Corporation under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Section 4.4.~~

~~(30) Severability. If any provision of this Section 4.4 is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Section 4.4 long as this Section 4.4 as so modified continues to express, without material change, the original intentions of the parties to the Securities Purchase Agreement as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).~~

~~(31) Maximum Payments. Without limiting Section 4.4((9)(d)) of the Securities Purchase Agreement, nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Corporation to the applicable Holder and thus refunded to the Corporation.~~

~~(32) Stockholder Matters; Amendment.~~

~~(a) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Corporation pursuant to the DGCL, the Second Amended and Restated Certificate or otherwise with respect to the issuance of Series A Shares may be effected by written consent of the Corporation’s stockholders or at a duly called meeting of the Corporation’s stockholders, all in accordance with the applicable rules and regulations of the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.~~

~~(b) Amendment. This Section 4.4 or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the DGCL, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the DGCL and the Second Amended and Restated Certificate.~~

~~(33) Certain Defined Terms. Capitalized terms not otherwise defined below or elsewhere in this Section 4.4 shall have the respective meanings ascribed to them in the Securities Purchase Agreement. For purposes of this Section 4.4, the following terms shall the following meanings:~~

~~(a) “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.~~

~~(b) “Additional Amount” means, as of the applicable date of determination, with respect to each Series A Share, all declared and unpaid Dividends on such Series A Share.~~

~~(c) “Asset Transfer” means a sale, lease or sublease (as lessor or sublessor), sale and leaseback, conveyance, transfer, assignment or other disposition to, or any exchange of property (other than cash) with, any Person of, or any other transaction permitting any Person to acquire, in one transaction or a series of transactions, any interest in, all or any part of a business or any property of any kind (other than cash) including a spin-off, split-off, sale, factoring at maturity, collection of or other disposal, with or without recourse, of any notes or accounts receivable.~~

~~(d) “Bloomberg” means Bloomberg, L.P.~~

~~(e) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.~~

~~(f) “Change of Control” means any Fundamental Transaction other than (i) any merger of the Corporation or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Corporation’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, such holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation or any of its Subsidiaries.~~

~~(g) “Change of Control Redemption Premium” means 0.00%.~~

~~(h) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Corporation and the Required Holder. If the Corporation and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 4.4(25). All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.~~

~~(i) “Common Stock” means (i) the Corporation’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.~~

~~(j) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.~~

~~(k) “Current Subsidiary” means any Person in which the Corporation on the Subscription Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Current Subsidiaries”.~~

~~(l) “Customary Permitted Liens” means all of the following:~~

~~(i) Liens securing the payment of taxes, assessments or other charges or levies imposed by any Governmental Authority which are either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and with respect to which adequate reserves have been set aside on its books;~~

~~(ii) non-consensual statutory Liens (other than Liens securing the payment of taxes) arising in the ordinary course of business to the extent (A) such Liens secure Indebtedness that is not overdue for a period of more than 30 days or (B) such Liens secure Indebtedness relating to claims or liabilities that are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;~~

~~(iii) zoning, building and land use restrictions, easements, servitudes, encumbrances, licenses, covenants and other restrictions affecting the use of real property or minor defects or irregularities in title thereto that do not interfere in any material respect with the use of such real property or the ordinary conduct of the business of the Corporation and its Subsidiaries as presently conducted thereon or materially impair the value of the real property that may be subject thereto;~~

~~(iv) pledges and deposits of cash in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security benefits consistent with current practices as in effect on the date hereof;~~

~~(v) undetermined or inchoate Liens and charges arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable Law or of which written notice has not been duly given in accordance with applicable Regulation or which although filed or registered, relate to obligations not due or delinquent, including without limitation statutory Liens incurred, or pledges or deposits made, under worker’s compensation, employment insurance and other social security legislation;~~

~~(vi) Liens or deposits to secure the performance of bids, tenders, expropriation proceedings, trade contracts, leases, statutory obligations, surety and performance bonds and other obligations of a like nature (other than for borrowed money), and deposits to secure equipment contracts, in each case incurred in the ordinary course of business;~~

~~(vii) appeal bonds;~~

~~(viii) landlord Liens for rent not yet due and payable;~~

~~(ix) Liens arising from operating leases and the precautionary UCC financing statement filings in respect thereof;~~

~~(x) judgments and other similar Liens arising in connection with court proceedings that do not constitute an Event of Default; provided, that (A) such Liens are being contested in good faith and by appropriate proceedings diligently pursued, (B) adequate reserves or other appropriate provision, if any, as are required by GAAP have been made therefor and (C) a stay of enforcement of any such Liens is in effect; and~~

~~(xi) customary rights of set-off or combination of accounts in favor of a financial institution with respect to deposits maintained by it.~~

~~(m) “Derivative” means (a) any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, (b) any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, (d) any futures or forward contract, spot transaction, commodity swap, purchase or option agreement, other commodity price hedging arrangement, cap, floor or collar transaction, any credit default or total return swap, and (e) any other derivative instrument, any other similar speculative transaction and any other similar agreement or arrangement designed to alter the risks of any Person arising from fluctuations in any underlying variable, including interest rates, currency values, insurance, catastrophic losses, climatic or geological conditions or the price or value of any other derivative instrument. For the purposes of this definition, “derivative instrument” means “any derivative instrument” as defined in Statement of Financial Accounting Standards No. 133 (Accounting for Derivative Instruments and Hedging Activities) of the United States Financial Accounting Standards Board, and any defined with a term similar effect in any successor statement or any supplement to, or replacement of, any such statement.~~

~~(n) “Dividend Rate” means ten percent (10.0%) per annum, as may be adjusted from time to time in accordance with Section 3.~~

~~(o) “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the Principal Market.~~

~~(p) “Equity Conditions” means, with respect to a given date of determination: (i) on each day during the period beginning thirty calendar days prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Corporation) nor shall delisting or suspension by an Eligible Market have been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or reasonably likely to occur or pending as evidenced by (A) a writing by such Eligible Market or (B) the Corporation falling below the minimum listing maintenance requirements of the Eligible Market on which the Common Stock is then listed or designated for quotation, and all cure periods afforded by such Eligible Market have passed (as applicable); (ii) during the Equity Conditions Measuring Period, the Corporation shall have delivered all shares of Common Stock issuable upon conversion of the Series A Shares on a timely basis as set forth in Section 4.4(4) and all other shares of capital stock required to be delivered by the Corporation on a timely basis as set forth in the other Transaction Documents; (iii) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination) may be issued in full without violating Section 4.4((4)(d)); (iv) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (v) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vi) the Holder shall not be in possession of any material, non-public information provided to any of them by the Corporation, any of its Subsidiaries, Affiliates or any of their respective staff members (whether classified as employees or independent contractors), officers, directors, managers, managing members, representatives, agents or the like; (vii) on each day during the Equity Conditions Measuring Period, the Corporation otherwise shall have been in compliance with each, and shall not have breached any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, including, without limitation, the Corporation shall not have failed to timely make any payment pursuant to any Transaction Document; (viii) [reserved]; (ix) on the applicable date of determination (A) no Authorized Share Failure shall exist or be continuing and the applicable Required Minimum Securities Amount of shares of Common Stock (are available under the certificate of incorporation of the Corporation and reserved by the Corporation to be issued pursuant to the Series A Shares and (B) all shares of Common Stock to be issued in connection with the event requiring this determination (or issuable upon conversion of the Conversion Amount being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without resulting in an Authorized Share Failure; (x) on each day during the Equity Conditions Measuring Period, there shall not have occurred and there shall not exist a Triggering Event or an event that with the passage of time or giving of notice would constitute a Triggering Event; and (xi) the shares of Common Stock issuable pursuant the event requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market.~~

~~(q) “Equity Conditions Failure” means, as of any given date of determination, that on any day during the period commencing twenty (20) Trading Days prior to such date of determination, the Equity Conditions have not been satisfied (or waived in writing by the applicable Holder).~~

~~(r) “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, advisors or independent contractors of the Corporation; provided, that such issuance is approved by a majority of the board of directors of the Corporation; and provided, further that such issuance shall not exceed in the aggregate 15% of the outstanding shares of Common Stock without the prior approval of the Purchaser, (b) shares of Common Stock, warrants or options to advisors or independent contractors of the Corporation for compensatory purposes, (c) Securities issued upon the exercise or exchange of or conversion of any Notes issued under the Securities Purchase Agreement, any shares of Series A Preferred Stock, issued under the Securities Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Securities Purchase Agreement; provided, that such securities have not been amended since such date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (d) securities issuable pursuant to any contractual anti-dilution obligations of the Corporation in effect as of the date of the Securities Purchase Agreement; provided, that such obligations have not been materially amended since such date, and (e) securities issued pursuant to acquisitions or any other strategic transactions, including, without limitation, the Business Combination, approved by a majority of the disinterested members of the Board of Directors provided, that any such issuance shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.~~

~~(s) “Fundamental Transaction” means that (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or more than 10% of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other Securities, cash or property and has been accepted by the holders of fifty percent (50%) or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other Securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination).~~

~~(t) “GAAP” means United States generally accepted accounting principles, consistently applied.~~

~~(u) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.~~

~~(v) “Holder Pro Rata Amount” means, with respect to any Holder, a fraction (i) the numerator of which is the number of Series A Shares issued to such Holder pursuant to the Securities Purchase Agreement on the Initial Issuance Date and (ii) the denominator of which is the number of Series A Shares issued to all Holders pursuant to the Securities Purchase Agreement on the Initial Issuance Date.~~

~~(w) “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Corporation and its Subsidiaries, taken as a whole.~~

~~(x) “Make-Whole Amount” means as of any given date, the amount of any Dividend that, but for any conversion hereunder on such given date, would have accrued with respect to the Conversion Amount being redeemed hereunder at the Dividend Rate then in effect for the period from such given date through the first anniversary of the Subscription Date.~~

~~(y) “Mandatory Conversion” shall have the meaning ascribed to such term in Section 4.4((4)(e)).~~

~~(z) “Mandatory Conversion Conditions” shall have the meaning ascribed to such term in Section 4.4((4)(e)).~~

~~(aa) “Mandatory Conversion Date” shall have the meaning ascribed to such term in Section 4.4((4)(e)).~~

~~(bb) “Mandatory Conversion Measuring Time” shall have the meaning ascribed to such term in Section 4.4((4)(e)).~~

~~(cc) “Mandatory Conversion Minimum Price” shall have the meaning ascribed to such term in Section 4.4((4)(e)).~~

~~(dd) “Mandatory Conversion Notice” shall have the meaning ascribed to such term in Section 4.4((4)(e)).~~

~~(ee) “Mandatory Conversion Notice Date” shall have the meaning ascribed to such term in Section 4.4((4)(e)).~~

~~(ff) “Maturity Date” shall mean June 11, 2021.~~

~~(gg) “New Subsidiary” means, as of any date of determination, any Person in which the Corporation after the Subscription Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”~~

~~(hh) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.~~

~~(ii) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Change of Control.~~

~~(jj) “Permitted Debt” means all of the following: (i) Indebtedness owing to any Secured Party and unsecured and subordinated Indebtedness as otherwise permitted under any Transaction Document; (ii) unsecured inter-company Indebtedness between the Corporation and its Subsidiaries in the ordinary course of business; (iii) unsecured Indebtedness of the Corporation or any of its Subsidiaries to trade creditors (including overdue amounts on invoices) incurred on customary terms in the ordinary course of business; (v) existing Indebtedness existing on the First Closing Date and disclosed on the Disclosure Schedule (provided, that no such Indebtedness may be re-borrowed if repaid or otherwise modified or increased, no additional Lien may be granted on such Indebtedness, no document with respect to such Indebtedness may be modified without the consent of the Holder, all Indebtedness to Kingsbrook shall be covered by and subject to the Collateral Agency Agreement and all Indebtedness to holders of secured or unsecured debt that purport to be party to a Subordination and Intercreditor Agreement shall be covered by such Subordination and Intercreditor Agreement); (vi) Indebtedness of the Corporation or any Subsidiary under Capital Leases for equipment or Indebtedness of the Corporation or any Subsidiary secured by a Purchase Money Lien, which Indebtedness shall not at any time exceed $50,000 in the aggregate for the Corporation and its Subsidiaries; (vii) Indebtedness of the Corporation or any of its Subsidiaries under leases for facilities that are treated as Capital Leases under GAAP; and (ix) any other Indebtedness incurred with the prior written consent of the Holder.~~

~~(kk) “Permitted Liens” means (i) the security interests of the Secured Parties as provided for in any Transaction Document; (ii) Customary Permitted Liens; (iii) Purchase Money Liens granted to or held by Purchase Money Lien lenders in connection with the purchase, leasing or acquisition of capital equipment in the ordinary course of business and without resulting in a contravention of any applicable provisions of this Agreement; (iv) Liens on assets of the Corporation and its Subsidiaries existing on the First Closing Date and disclosed in the Disclosure Certificate, provided, that such Liens shall secure only those obligations that they secure on the Closing Date and extension, renewals and replacements thereof permitted hereunder; (v) Liens on assets of the Target and its Subsidiaries by Kingsbrook existing on the First Closing Date and disclosed in the Disclosure Certificate, provided, that such Liens shall secure only those obligations that they secure on the Closing Date; are subject to the terms of the Collateral Agency Agreement (as such term is defined in the Securities Purchase Agreement) and extension, renewals and replacements thereof permitted under the Collateral Agency Agreement; and (vi) any other Lien granted with the prior written consent of the Holder.~~

~~(ll) “Permitted Senior Indebtedness” means the Indebtedness set forth in the Disclosure Schedules to the Securities Purchase Agreement.~~

~~(mm) “Person” means an individual, partnership, corporation, incorporated or unincorporated association, limited liability company, limited liability partnership, joint stock company, land trust, business trust or unincorporated organization, or a government or agency, department or other subdivision thereof or other entity of any kind.~~

~~(nn) [Reserved].~~

~~(oo) “Principal Market” means the NASDAQ Capital Market.~~

~~(pp) “Purchase Money Lien” means any Lien securing Indebtedness (i) upon or in any equipment acquired or held by the Corporation or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment or (ii) existing on such equipment at the time of its acquisition, in each case provided, that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment.~~

~~(qq) “Redemption Notices” means, collectively, the Triggering Events Redemption Notices, the Maturity Redemption Notice, and the Change of Control Redemption Notices, and each of the foregoing, individually, a “Redemption Notice.”~~

~~(rr) “Redemption Premium” means 0.00%.~~

~~(ss) “Redemption Prices” means, collectively, Triggering Event Redemption Prices, and the Change of Control Redemption Prices, and each of the foregoing, individually, a “Redemption Price.”~~

~~(tt) “Required Minimum Securities Amount” means 1,578,283 shares of Common Stock as of the Subscription Date.~~

~~(uu) “SEC” means the Securities and Exchange Commission or the successor thereto.~~

~~(vv) “Securities Purchase Agreement” means that certain securities purchase agreement by and among the Corporation and the purchasers signatory thereto, dated as of June 12, 2020, as may be amended from time in accordance with the terms thereof.~~

~~(ww) “Stated Value” of each Series A Share shall equal the result of (the purchase price of the Series A Shares, plus original issue discount and Make-Whole Amount) divided by (the purchase price of the Series A Shares plus original issue discount, divided by the Conversion Price), which such formula equals $5.867 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Series A Shares.~~

~~(xx) “Subscription Date” means June 12, 2020.~~

~~(yy) “Subsidiaries” means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a “Subsidiary.”~~

~~(zz) “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Change of Control or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Change of Control shall have been entered into.~~

~~(aaa) “Trading Day” means a day on which the Principal Market for the Common Stock is open for trading.~~

~~(bbb) “Voting Stock” means capital stock of any Person (i) having ordinary power to vote in the election of any member of the board of directors or any manager, trustee or other controlling persons of such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) and (ii) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into capital stock of such Person described in clause (i) of this definition.~~

~~(ccc) “VWAP” means, for or as of any date for any security, the dollar volume-weighted average price for such security on the Trading Market (or, if the Trading Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Corporation and the Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.~~

~~(34) Disclosure. Upon receipt or delivery by the Corporation of any notice in accordance with the terms of this Section 4.4, unless the Corporation has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Corporation or any of its Subsidiaries, the Corporation shall within four (4) Business Days after any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Corporation believes that a notice contains material, non-public information relating to the Corporation or any of its Subsidiaries, the Corporation so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, such Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Corporation or any of its Subsidiaries. Nothing contained in this Section 4.4(34) shall limit any obligations of the Corporation, or any rights of any Holder, under Section 4.4((4)(i)) of the Securities Purchase Agreement.~~

Subject to approval by the requisite vote of stockholders of the Company, Exhibit I (Conversion Notice) and Exhibit II (Acknowledgement) of the certificate of incorporation would deleted in their entirety, with deletions indicated by strikeouts:

~~CONVERSION NOTICE~~

~~Reference is made to the Second Amended and Restated Certificate of Incorporation of KBL Merger Corp. IV (the “Second Amended and Restated Certificate”). In accordance with and pursuant to Section 4.4 of the Second Amended and Restated Certificate, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, $0.0001 par value per share (the “Series A Shares”), of KBL Merger Corp. IV, a Delaware corporation (the “Corporation”), indicated below into shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Corporation, as of the date specified below.~~

~~Date of Conversion:~~

~~Aggregate number of Series A Shares to be converted:~~

~~Aggregate Stated Value of such Series A Shares to be converted:~~

~~Aggregate accrued and unpaid Dividends and accrued and unpaid Late Charges with respect to such Series A Shares and such Aggregate Dividends to be converted:~~

~~AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:~~

~~Please confirm the following information:~~

~~Conversion Price:~~

~~Number of shares of Common Stock to be issued:~~

~~Please issue the Common Stock into which the applicable Series A Shares are being converted to Holder, or for its benefit, as follows:~~

~~☐~~	~~Check here if requesting delivery as a certificate to the following name and to the following address:~~

~~Issue to:~~

~~☐~~	~~Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:~~

~~DTC Participant:~~

~~DTC Number:~~

~~Account Number:~~

~~Date: _____________ __,~~

~~Name of Registered Holder~~

~~By:~~
~~Name:~~
~~Title:~~

~~Tax ID:~~

~~Facsimile:~~

~~E-mail Address:~~

~~EXHIBIT II~~

~~ACKNOWLEDGMENT~~

~~The Corporation hereby acknowledges this Conversion Notice and hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 202__ from the Corporation and acknowledged and agreed to by ________________________.~~

~~[________________________]~~

~~By:~~
~~Name:~~
~~Title:~~

ETHZILLA CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL meeting OF STOCKHOLDERS – OCTOBER 7, 2025 AT 9:00 A.M. PACIFIC TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of ETHZilla Corporation, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around [ ], 2025, and hereby appoints Blair Jordan, McAndrew Rudisill and Eric R. Van Lent (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of Stockholders of the Company, to be held virtually on Tuesday, October 7, 2025, at 9:00 a.m. Pacific Time, virtually via live audio webcast at https://edge.media-server.com/mmc/go/ethz2025SGM, and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ETHZ
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF ETHZILLA CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS ONE THROUGH EIGHT.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
	Election of Directors:					Control ID:
	Jason New		☐	☐		REQUEST ID:
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To approve the adoption of the ETHZilla Corporation 2025 Omnibus Incentive Plan. The Board recommends that you approve and ratify the ETHZilla Corporation 2025 Omnibus Incentive Plan		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To approve the adoption of the ETHZilla Corporation 2025 Supplemental Option Incentive Plan. The Board recommends that you approve and ratify the ETHZilla Corporation 2025 Supplemental Option Incentive Plan.		☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN
	To approve the adoption of the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan. The Board recommends that you approve and ratify the ETHZilla Corporation 2025 Second Supplemental Option Incentive Plan.		☐	☐	☐
Proposal 5		→	FOR	AGAINST	ABSTAIN
	To approve for purposes of complying with Section 5635(d) of the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC, the issuance of shares of the Company’s common stock underlying senior secured convertible notes issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated August 8, 2025 (the “Securities Purchase Agreement”), between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of such senior secured convertible notes.		☐	☐	☐
Proposal 6		→	FOR	AGAINST	ABSTAIN
	To approve an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock, par value $0.0001 per share (the “common stock”) from one billion (1,000,000,000) shares to five billion (5,000,000,000) shares.		☐	☐	☐
Proposal 7		→	FOR	AGAINST	ABSTAIN
	To approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation to remove obsolete provisions and make certain other clarifying, technical and conforming changes.		☐	☐	☐
Proposal 8		→	FOR	AGAINST	ABSTAIN
	Approval of the adjournment of the Special Meeting, if necessary.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” Proposals One through Eight, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)